Execution Version

CREDIT AGREEMENT
Dated as of
March 19, 2019
among
SEACOR HOLDINGS INC.
THE LENDERS AND ISSUING BANKS PARTIES HERETO,
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Security Trustee
______________________________________________
JPMORGAN CHASE BANK, N.A., DNB MARKETS, INC. AND REGIONS BANK,
as Joint Lead Arrangers and Joint Lead Bookrunners

509265-2196-Active.28970413.14

TABLE OF CONTENTS
Page
ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1    Definitions    1
Section 1.2    Time of Day    27
Section 1.3    Accounting Terms; GAAP; Pro Forma Calculations    27
Section 1.4    Terms and Interpretations Generally    28
ARTICLE II
THE CREDIT FACILITIES
Section 2.1    Loans    28
Section 2.2    Types of Loans and Minimum Borrowing Amounts    29
Section 2.3    Manner of Loan Borrowings; Continuations and Conversions of Borrowings    29
Section 2.4    Interest Periods    30
Section 2.5    Funding of Loans    31
Section 2.6    Applicable Interest Rates    32
Section 2.7    Default Rate    32
Section 2.8    Repayment of Loans; Evidence of Debt    33
Section 2.9    Optional Prepayments of Loans    34
Section 2.10    Mandatory Prepayments of Loans    34
Section 2.11    Breakage Fees    35
Section 2.12    Letters of Credit    36
Section 2.13    Reductions and Terminations of the Commitments    41
Section 2.14    Incremental; Increase of the Commitments    41
Section 2.15    Alternative Rate of Interest    42
Section 2.16    Defaulting Lenders    43
ARTICLE III
FEES AND PAYMENTS
Section 3.1    Fees    45
Section 3.2    Place and Application of Payments    46
Section 3.3    Withholding Taxes    46
ARTICLE IV
CONDITIONS PRECEDENT
Section 4.1    Closing Date    51
Section 4.2    All Credit Extensions    54
ARTICLE V
REPRESENTATIONS AND WARRANTIES
Section 5.1    Corporate Organization    54
Section 5.2    Power and Authority; Validity    55
Section 5.3    No Violation    55
Section 5.4    Litigation    55
Section 5.5    Use of Proceeds; Margin Regulations    55
Section 5.6    Investment Company Act    55
Section 5.7    Anti-Corruption Laws; Sanctions    56

i

Section 5.8    True and Complete Disclosure    56
Section 5.9    Financial Statements    56
Section 5.10    No Material Adverse Change    56
Section 5.11    Taxes    56
Section 5.12    Consents    57
Section 5.13    Insurance    57
Section 5.14    Intellectual Property    57
Section 5.15    Ownership of Property    57
Section 5.16    Collateral Documents    57
Section 5.17    Legal Names of Borrower and Subsidiaries    57
Section 5.18    Vessels    57
Section 5.19    Form of Documentation    58
Section 5.20    Pari Passu or Priority Status    58
Section 5.21    No Immunity    58
Section 5.22    Solvency    58
Section 5.23    Compliance With Laws    58
Section 5.24    ERISA    58
ARTICLE VI
AFFIRMATIVE COVENANTS
Section 6.1    Corporate Existence    59
Section 6.2    Maintenance of Properties, including Vessels; Vessel Contracts    59
Section 6.3    Taxes    60
Section 6.4    ERISA    60
Section 6.5    Insurance    60
Section 6.6    Financial Reports and Other Information    62
Section 6.7    Lender Inspection rights    65
Section 6.8    Conduct of Business    65
Section 6.9    Use of Proceeds    65
Section 6.10    Compliance with Laws    65
Section 6.11    Use of Property and Facilities; Environmental Laws    66
Section 6.12    Further Assurances; Additional Collateral and Additional Guarantors    66
Section 6.13    Change of Ownership; Registry; Management; Legal Names; Type of Organization (and whether a Registered Organization); Jurisdiction of Organization; etc.    67
Section 6.14    Debt Coverage Deposit    67
ARTICLE VII
NEGATIVE COVENANTS
Section 7.1    Restrictions on Fundamental Changes    67
Section 7.2    Liens    68
Section 7.3    Indebtedness    71
Section 7.4    Transactions with Affiliates    72
Section 7.5    Limitation on Restricted Payments    72
Section 7.6    Limitation on Asset Sales    73
Section 7.7    Financial Covenants    73
Section 7.8    Restrictive and Negative Pledge Agreements    74
Section 7.9    Unrestricted Subsidiaries    75
Section 7.10    Sanctions    76
Section 7.11    Sale and Leaseback Transactions    76

ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES
Section 8.1    Events of Default    76
Section 8.2    Non-Bankruptcy Defaults    78
Section 8.3    Bankruptcy Defaults    78
Section 8.4    Collateral for Undrawn Letters of Credit    78
Section 8.5    Notice of Default    79
Section 8.6    Expenses    79
Section 8.7    Distribution and Application of Proceeds    79
Section 8.8    Enforcement rights    80
Section 8.9    Cure Rights    81
ARTICLE IX
CHANGE IN CIRCUMSTANCES
Section 9.1    Change in Law; Illegality    81
Section 9.2    Increased Cost and Reduced Return    82
Section 9.3    Lending Offices    84
Section 9.4    Discretion of Lender as to Manner of Funding    84
Section 9.5    Substitution of Lender or Issuing Bank    84
ARTICLE X
THE ADMINISTRATIVE AGENT, THE SECURITY TRUSTEE AND ISSUING BANKS
Section 10.1    Appointment and Authorization of Administrative Agent    85
Section 10.2    Rights and Powers as a Lender    85
Section 10.3    Action by Administrative Agent    85
Section 10.4    Consultation with Experts    85
Section 10.5    Indemnification Provisions; Credit Decision    85
Section 10.6    Indemnity    86
Section 10.7    Resignation    86
Section 10.8    Collateral and Guaranty Matters    87
ARTICLE XI
MISCELLANEOUS
Section 11.1    No Waiver; etc.    88
Section 11.2    Non-Business Day    88
Section 11.3    Documentary Taxes    88
Section 11.4    Survival of Representations    89
Section 11.5    Survival of Indemnities    89
Section 11.6    Setoff; Pro Rata Sharing    89
Section 11.7    Notices    89
Section 11.8    Counterparts    92
Section 11.9    Successors and Assigns    92
Section 11.10    Participations in Loans and Notes; Sales and Transfers of Loans and Notes    92
Section 11.11    Amendments, Waivers and Consents    97
Section 11.12    Headings    98
Section 11.13    Legal Fees, Other Costs and Indemnification    98
Section 11.14    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial    99
Section 11.15    Confidentiality    100
Section 11.16    Severability    101

Section 11.17    Currency Conversion    101
Section 11.18    Final Agreement    101
Section 11.19    Officer’s Certificates    102
Section 11.20    Release of Collateral and Guarantors    102
Section 11.21    Certain ERISA Matters.    102
Section 11.22    Patriot Act Notice    103
Section 11.23    Acknowledgment and Consent to Bail-In    103
Section 11.24    No Advisory or Fiduciary Responsibility    104

Annexes:

Annex 1	Commitments
Annex 2	Pricing Schedule
Annex 3	Form of Consolidating Financial Statements

Exhibits:

Exhibit 1.1	Form of Collateral Vessel Mortgage
Exhibit 2.3	Form of Borrowing Request
Exhibit 2.8	Form of Revolving Note
Exhibit 3.3	Form of U.S. Tax Compliance Certificates
Exhibit 6.6	Form of Compliance Certificate
Exhibit 11.10	Form of Assignment Agreement

Schedules:

Schedule 2.12(a)	L/C Sublimits
Schedule 5.15A	Closing Date Guarantors
Schedule 5.15B	Closing Date Collateral Vessels
Schedule 5.17A	Subsidiaries
Schedule 5.17B	Unrestricted Subsidiaries
Schedule 6.2	Approved Appraisers
Schedule 7.2	Existing Liens
Schedule 7.3	Existing Indebtedness
Schedule 7.4	Existing Transactions with Affiliates
Schedule 7.5	Existing Investments

CREDIT AGREEMENT
THIS CREDIT AGREEMENT, dated as of March 19, 2019, is among SEACOR HOLDINGS INC., a publicly traded corporation duly incorporated and existing under the laws of the State of Delaware (the “Borrower”), the Lenders from time to time parties hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Security Trustee for the Lenders, and JPMORGAN CHASE BANK, N.A., as issuing bank of the Letters of Credit hereunder (such Persons in such capacity, together with any other Lender that agrees to issue a Letter of Credit hereunder and their respective successors and assigns in such capacity, the “Issuing Bank”).
WITNESSETH:
WHEREAS, the Borrower has requested that the Lenders provide a revolving credit facility in the aggregate principal amount of $125,000,000 (as such amount may increase or decrease in accordance with the terms hereof), pursuant to which, among other things, revolving loans may be made to the Borrower and letters of credit may be issued for the account of the Borrower and its Subsidiaries;
WHEREAS, the Lenders are willing to make such credit facilities available to the Borrower on the terms and subject to the conditions and requirements hereinafter set forth;
NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1    Definitions. Unless otherwise defined herein, the following terms shall have the following meanings, which meanings shall be equally applicable to both the singular and plural forms of such terms:
“Adjusted EBITDA” means, for any fiscal period, the Consolidated Net Income of the Borrower plus, without duplication, to the extent deducted in determining Consolidated Net Income, (a) Interest Expense (after giving effect to all amounts associated with Interest Rate Protection Agreements), (b) Income Taxes and franchise tax expense, (c) depreciation expense, (d) amortization expense, (e) other non-cash charges, (f) extraordinary non-cash losses, (g) fees, costs and expenses that are directly incurred or required to be reimbursed in connection with this Agreement, (h) losses on any Vessel sales and (i) Maintenance Expenditure minus, to the extent included in determining Consolidated Net Income, extraordinary gains, amortization of deferred gains on Sale-Leaseback Transactions, gains on Vessel sales and other non-cash items which would increase Consolidated Net Income, all calculated on a consolidated basis in accordance with GAAP; provided, however, that, Adjusted EBITDA may be adjusted on a Pro Forma Basis for EBITDA of acquired Material Acquisition or Disposition targets that subsequently become Guarantors; provided that such pro-forma adjustments are factually supportable and subject to supporting documentation certified in writing by the chief financial officer of the Borrower and prepared in good faith by the Borrower.
“Adjusted LIBOR” means, for any Borrowing of Eurodollar Loans for any Interest Period, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) determined in accordance with the following formula:

Adjusted LIBOR	=	LIBOR for such Interest Period
1.00 - Statutory Reserve Rate

“Administrative Agent” means JPMorgan Chase Bank, N.A., acting in its capacity as administrative agent for the Lenders, and any successor Administrative Agent appointed hereunder pursuant to Section 10.7.
“Administrative Agent’s Account” means the account of the Administrative Agent maintained by the Administrative Agent as is designated in writing from time to time by the Administrative Agent to the Borrower and the Lenders.
“Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling” and “controlled”), when used with respect to any Person, means the power, directly or indirectly, to direct or cause the direction of management or policies of a Person (through the ownership of voting Capital Stock, by contract or otherwise).
“Agent Parties” has the meaning set forth in Section 11.7(b).
“Aggregate Collateral Vessel Value” means the aggregate appraised “Fair Market Value” without charter of all Collateral Vessels, as set forth in the most recent desktop appraisal report delivered pursuant to Section 6.6(d); provided that, in connection with any Event of Loss, Asset Sale involving a Collateral Vessel, addition of a Collateral Vessel in accordance with Section 6.12 or release of a Collateral Vessel in accordance with Section 11.20, such aggregate appraised value shall be adjusted as of the relevant date of determination to add or subtract, as applicable, the “Fair Market Value” attributed to such Collateral Vessel in the most recent desktop appraisal report. For the avoidance of doubt, the Fair Market Value of any Collateral Vessel that is not covered in the most recent desktop appraisal report delivered pursuant to Section 6.6(d) is $0.
“Agreement” means this Credit Agreement (including the Exhibits and Schedules), as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Applicable Margin” means, with respect to Loans of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Loans of such Type as set forth in the Pricing Schedule.
“Applicable Percentage” means, for each Lender, the percentage of the aggregate amount of the Commitments of all Lenders (or, if the Commitments have been terminated, the Revolving Credit Exposure of all Lenders) represented by the amount of such Lender’s Commitment (or, if such Commitment has been terminated, such Lender’s Revolving Credit Exposure).
“Application” has the meaning set forth in Section 2.12(b).
“Approved Appraiser” means any of the appraisal firms identified on Schedule 6.2, or such other independent appraisal firm nominated by the Borrower and reasonably acceptable to the Administrative Agent.

“Approved Fund” means any Person (other than a natural Person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is controlled by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that controls a Lender.
“Arrangers” means, collectively, JPMorgan Chase Bank, N.A., DNB Markets, Inc. and Regions Bank as joint lead arrangers and joint lead bookrunners, together with any other Lender acting in its capacity as an arranger or bookrunner and their respective successors and assigns in such capacities; provided, however, that no Arranger shall have duties, responsibilities, or obligations hereunder in such capacity.
“Asset Sale” means the Disposition of any Collateral Vessel and/or any Equity Interests in any Restricted Subsidiary that owns any Collateral Vessel.
“Assignment Agreement” means an agreement in substantially the form of Exhibit 11.10 whereby a Lender conveys part or all of its Commitment, Loans and participations in Letters of Credit to another Person that is, or thereupon becomes, a Lender, or increases its Commitments, outstanding Loans, outstanding participations in Letters of Credit, pursuant to Section 11.10.
“Authorized Officer” means, in respect of any Credit Party, a duly authorized officer, member, manager or director of such Credit Party (or, in respect of any Credit Party that is a limited partnership, of its general partner acting on behalf of such limited partnership).
“Auto-Extension Letter of Credit” has the meaning set forth in Section 2.12(b)(ii).
“Availability” means, at any time, the amount equal to (a) the aggregate Commitments minus (b) the aggregate outstanding amount of Borrowings under the Facility plus the undrawn amount of outstanding Letters of Credit.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Plan” means a reorganization or plan of liquidation pursuant to any Debtor Relief Laws.
“Base Rate” means for any day the greatest of:
(a)    the fluctuating commercial loan rate announced by the Administrative Agent from time to time at its New York, New York office (or other corresponding office, in the case of any successor Administrative Agent) as its prime rate or base rate for Dollar loans in the United States of America in effect on such day (which base rate may not be the lowest rate charged by such Lender on loans to any of its customers), with any change in the Base Rate resulting from a change in such announced rate to be effective on the date of the relevant change;
(b)    the sum of (x) the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the next Business Day, provided that (A) if such day is not a Business Day, the rate on such transactions on the immediately preceding Business Day as so published on the next Business Day shall apply, and (B) if no such rate is published on such next Business Day, the rate for such day shall be the average of the offered rates quoted to the Administrative Agent by two (2) federal funds brokers of recognized standing on such day for such transactions as selected by the Administrative Agent, plus (y) a percentage per annum equal to one-half of one percent (½%) per annum; and
(c)    the sum of (x) the LIBOR Market Index Rate plus (y) a percentage per annum equal to one percent (1%) per annum.
“Base Rate Loan” means a Loan bearing interest based on the Base Rate, as provided in Section 2.6(a).
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Board of Directors” means:
(a)    with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;
(b)    with respect to a partnership, the Board of Directors of the general partner of the partnership;
(c)    with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and
(d)    with respect to any other Person, the board or committee of such Person serving a similar function.
“Borrower” is defined in the preamble to this Agreement.
“Borrowing” means Loans of the same Type made, converted or continued on the same date and, in respect of Eurodollar Loans, having a single Interest Period. A Borrowing is “advanced” on the day the Lenders advance their respective Loans comprising such Borrowing to the Borrower, is “continued” (in the case of Eurodollar Loans) on the date a new Interest Period commences for such Borrowing, and is “converted” (in the case of Eurodollar Loans or Base Rate Loans) when such Borrowing is changed from one Type of Loan to the other, all as requested by the Borrower pursuant to Section 2.3.

“Borrowing Request” means a request for an advance, a continuation, or a conversion of a Borrowing pursuant to Section 2.3(a) or (b), as applicable, which, if in writing, shall be substantially the form of Exhibit 2.3 or otherwise include the information requested in such form.
“Business Day” means (a) any day other than a Saturday or Sunday on which banks are not authorized or required to close in New York, New York and (b) if the applicable Business Day relates to the advance or continuation of, conversion into, or payment on a Eurodollar Borrowing, any day other than a Saturday or Sunday on which banks are open for dealings in Dollar deposits in the applicable interbank Eurodollar market in London, England.

“Capital Stock” means (a) in the case of a corporation, share capital or capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing (other than any debt security which by its terms is convertible at the option of the holder into Capital Stock, to the extent such holder has not so converted such debt security).
“Capitalized Lease Obligations” means, for any Person, the aggregate amount of such Person’s liabilities under all leases of real or personal property (or any interest therein) which is required to be capitalized on the balance sheet of such Person as determined in accordance with GAAP.
“Cash Equivalents” means:
(a)    U.S. dollars, euros, pound sterling or any national currency of any participating member state in the European Union held from time to time;
(b)    securities issued or directly and fully guaranteed or insured by (i) the U.S. government or any agency or instrumentality of the U.S. government (provided that the full faith and credit of the United States is pledged in support of those securities), (ii) any country that is a member state of the European Union or any agency or instrumentality thereof or (iii) any foreign country whose sovereign debt has a rating of at least “A1” from Moody’s or at least “A+” from S&P or any agency or instrumentality of such foreign country (or, in either case, the equivalent of such rating by such organization or, if no rating of Moody’s or S&P then exists, the equivalent of such rating by any nationally recognized rating organization) (provided that the full faith and credit of such foreign country is pledged in support of those securities), in each case having maturities of not more than one year from the date of acquisition;
(c)    certificates of deposit, demand deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any Lender or with any commercial bank having capital and surplus in excess of $500,000,000 (or its equivalent in any other currency) and a Thomson Bank Watch Rating of “B” or better;
(d)    readily marketable general obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having a credit rating of “A” or better from either S&P or Moody’s;

(e)    repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) above entered into with any financial institution meeting the qualifications specified in clause (c) above;
(f)    commercial paper having one of the two highest ratings obtainable from Moody’s or S&P and, in each case, maturing within one year after the date of acquisition; and
(g)    money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (f) of this definition.

“Change in Law” means the adoption of or any change in, on or after the date hereof (or, if later, on or after the date the Administrative Agent or any Lender becomes the Administrative Agent or a Lender), any applicable law, treaty, order, policy, rule or regulation or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Change of Control” means and will be deemed to have occurred if:
(a)    any Person or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) acquires ownership (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, beneficially or of record, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; or
(b)    the majority of the seats (other than vacant seats) on the board of directors of the Borrower are occupied by persons who were not directors of the Borrower as of the Closing Date or not appointed or nominated by persons who were directors of the Borrower as of the Closing Date.
“Closing Date” means the date on which the conditions set forth in Section 4.1 and Section 4.2 are satisfied (or waived in accordance with Section 11.11).
“Closing Date Collateral Vessel” means each Vessel listed on Schedule 5.15B.
“Closing Date Guarantor” means each entity listed on Schedule 5.15A.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Collateral” means (a) the Collateral Vessels, (b) the Pledged Equity, (c) the items described in the Guaranty and Collateral Agreement as “Collateral” including, without limitation, any Vessel construction or refurbishment contract, subject to any exceptions set forth in the Collateral Documents and (d) with respect to any Letter of Credit, all cash and Cash Equivalents of the Borrower in which the Administrative Agent is granted a Lien for the benefit of the Lenders, the Issuing Banks and the Administrative Agent under the terms of Section 8.4.

“Collateral Account” has the meaning set forth in Section 8.4(b).
“Collateral and Guaranty Requirements” means the requirements set forth in clauses (b) and (c) of Section 6.12.
“Collateral Coverage Ratio” means, as of any date of determination, the ratio of (a) the Aggregate Collateral Vessel Value to (b) the aggregate Commitments in effect, as of such date.

“Collateral Documents” means, collectively, the Guaranty and Collateral Agreement, the Collateral Vessel Mortgages and any and all other security agreements, vessel mortgages or assignments executed and delivered by any Credit Party and creating security interests, liens, or encumbrances in connection with the Collateral in favor of the Security Trustee and/or the Administrative Agent, to secure the Secured Obligations, entered into pursuant to the terms hereof.
“Collateral Vessel” means, as of the Closing Date, each Closing Date Collateral Vessel, and thereafter, each Vessel owned by any Credit Party that becomes a Collateral Vessel in accordance with Section 6.12 and is subject to a Collateral Vessel Mortgage, other than any Vessel that ceases to be a Collateral Vessel as the result of an Asset Sale as permitted by Section 6.12 or consented to by the Administrative Agent (acting at the instructions of the Required Lenders) or a release of the Lien on such Vessel in accordance with Section 11.20.
“Collateral Vessel Mortgages” means mortgages, substantially in the form of Exhibit 1.1, as each such mortgage may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Collateral Vessel Owner” means any Person that owns a Collateral Vessel.
“Collateralized Obligations” has the meaning set forth in Section 8.4(b).
“Commitment” means, with respect to any Lender, such Lender’s obligations to make Loans and participate in Letters of Credit, pursuant to Sections 2.1 and 2.12 respectively, initially in the amount and percentage set forth opposite its name on Annex 1 or as later set forth on an Assignment Agreement pursuant to Section 11.9, or on an updated Annex 1, as such obligations may be increased or reduced from time to time as expressly provided pursuant to this Agreement.
“Commitment Termination Date” means the earliest of (i) the Maturity Date, (ii) the date on which the Commitments are terminated in full or reduced to zero pursuant to Section 2.13, and (iii) the termination of the Commitments in accordance with Article VIII.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Communications” has the meaning set forth in Section 11.7(b).
“Compliance Certificate” means a certificate substantially in the form of Exhibit 6.6.
“Consolidated Net Income” means, for any period, the consolidated net income (or loss) of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP;

provided that there shall be excluded (a) the pro forma income (or deficit) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or any of its Restricted Subsidiaries, (b) the income (or deficit) of any Person (other than a Restricted Subsidiary of the Borrower) in which the Borrower or any of its Restricted Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Restricted Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Restricted Subsidiary (other than a Guarantor) to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Credit Document) or requirement of law applicable to such Restricted Subsidiary.
“Controlling Affiliate” means, any Person that directly or indirectly through one or more intermediaries controls, or is under common control with, the Borrower (other than Persons controlled by the Borrower). As used in this definition, “control” means the power, directly or indirectly, to direct or cause the direction of management or policies of a Person (through ownership of voting securities or other Capital Stock, by contract or otherwise).
“Credit Documents” means this Agreement, the Notes, the Applications, the written Borrowing Requests and the Collateral Documents.
“Credit Party” means the Borrower and each Guarantor.
“Cure Amount” has the meaning set forth in Section 8.9(a).
“Cure Deadline” has the meaning set forth in Section 8.9(a).
“Cure Right” has the meaning set forth in Section 8.9(a).
“Currency Rate Protection Agreement” means any foreign currency exchange and future agreements, arrangements and options designed to protect against or benefit from fluctuations in currency exchange rates, regardless of whether such agreements are subject to hedge accounting.
“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.
“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit, within three (3) Business Days of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower (verbally or in writing), any Issuing Bank or the Administrative Agent that it does not intend or is unable to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements generally in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after request by the Administrative Agent to confirm in writing that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (e) has become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.
“Dispose” means, with respect to any property, to sell, transfer, lease, assign, convey, transfer, exchange, alienate or dispose thereof (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise). The term “Disposition” shall have a correlative meaning.
“Disqualified Institution” means, on any date, (a) any Person designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the date hereof and (b) any other Person that is a competitor of the Borrower or any of its Subsidiaries, which Person has been designated by the Borrower as a “Disqualified Institution” by written notice to the Administrative Agent and the Lenders not less than ten (10) Business Days prior to such date; provided that “Disqualified Institutions” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time.
“Disqualified Stock” means, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Equity Interest), or, upon the happening of any event, matures or is mandatorily redeemable (other than solely for Qualified Equity Interests) pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the Maturity Date hereunder as in effect at the time of issuance. Notwithstanding the preceding sentence, any Capital Stock will not constitute Disqualified Stock because (a) the holders of the Capital Stock have the right to require the Borrower to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale, (b) with respect to any Capital Stock issued pursuant to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, the Borrower or its Subsidiaries may be required to repurchase it in order to satisfy applicable statutory or regulatory obligations or (c) with respect to any Capital Stock held by any future, present or former employee, director, manager or consultant of the Borrower or any of its Subsidiaries or any other entity in which the Borrower or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the board of directors or managers of the Borrower, in each case pursuant to any equity holders’ agreement, management equity plan or stock incentive plan or any other management or employee benefit plan or agreement, the Borrower or its Subsidiaries may be required to repurchase it. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Borrower and its Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.
“Distribution Cure Amount” has the meaning set forth in Section 8.9(a).
“Distribution Proceeds” has the meaning set forth in Section 8.9(a).
“Dividing Person” has the meaning assigned to it in the definition of “Division”.
“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.
“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.
“Dollar”, “U.S. Dollar” and the sign “$” mean lawful money of the United States of America.
“Dorian Shares” means shares in Dorian LPG Ltd.
“DQ List” has the meaning set forth in Section 11.10(f).
“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Electronic Platform” has the meaning set forth in Section 11.7(b).
“Eligible Assignee” means (a) any commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (b) any commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, so long as such bank is acting through a branch or agency located in the United States or in the country in which it is organized or another country that is described in this clause (b); (c) the central bank of any country that is a member of the OECD and (d) any Affiliate of a person described under clauses (a) through (c) or an entity that would qualify as an Approved Fund with respect to such person if such person were a Lender;

provided that “Eligible Assignee” shall not include (a) the Borrower or any of the Borrower’s affiliates or subsidiaries, (b) a Defaulting Lender or any of its subsidiaries, or any person who, upon becoming a Lender, would constitute a Defaulting Lender or a Subsidiary thereof or (c) a natural Person.
“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating to any Environmental Law (“Claims”) or any permit issued under any Environmental Law, including (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to the environment.
“Environmental Law” means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect, including any judicial or administrative order, consent, decree or judgment, relating to the environment.
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any regulations promulgated thereunder.
“ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) that, together with such Person, is treated as a single employer under Section 414(b) or (c) of the Code.
“ERISA Event” means (a) Reportable Event, (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Sections 412 and 430 of the Code or Sections 302 and 303 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by the Borrower or any Subsidiary or any of their respective ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan, (f) the filing of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the incurrence by the Borrower or any Subsidiary or any of their respective ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, (h) the receipt by the Borrower or any Subsidiary or any of their respective ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any Subsidiary or any of their respective ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Section 4245 of ERISA, or in endangered or critical status, within the meaning of Section 305 of ERISA, or terminated, within the meaning of Section 4041A of ERISA, (i) the conditions for imposition of a Lien under Section 303(k) of ERISA shall have been met with respect to any Plan, (j) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor or (k) the receipt by the Borrower or any of its Subsidiaries or ERISA Affiliates of notice of the occurrence of any event with respect to a Plan that could reasonably be expected to result in the Incurrence of any liability (other than for benefits), fine or penalty to the Borrower and/or to any of its Subsidiaries or ERISA Affiliates, or any amendment to a Plan that could reasonably be expected to increase the contingent liability of the

Borrower and its Subsidiaries or ERISA Affiliates, taken as a whole, in either case in connection with any post-retirement benefit under a welfare plan (subject to ERISA).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Eurodollar”, when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, shall bear interest at a rate determined by reference to Adjusted LIBOR, as provided in Section 2.6(b).
“Event of Default” means any of the events or circumstances specified in Section 8.1.
“Event of Loss” means any of the following events: (a) the actual or constructive total loss of a Collateral Vessel or the agreed or compromised total loss of a Collateral Vessel; (b) the capture, condemnation, confiscation, requisition, purchase, seizure or forfeiture of, or any taking of title to, a Collateral Vessel unless such Collateral Vessel is released from confiscation or seizure within thirty (30) days of such occurrence; or (c) a Collateral Vessel becomes subject to sale, forfeiture or loss. An Event of Loss shall be deemed to have occurred (i) in the event of an actual loss of a Collateral Vessel, at the time and on the date of such loss or if that is not known at noon Greenwich Mean Time on the date which such Collateral Vessel was last heard from; (ii) in the event of damage which results in a constructive or compromised or arranged total loss of a Collateral Vessel, at the time and on the date of the event giving rise to such damage; (iii) in the case of an event referred to in clause (b) above, at the time and on the date on which such event is expressed to take effect by the Person making the same; or (iv) in the case of an event referred to in clause (c) above, at the time and on the date that the Collateral Vessel becomes subject to such sale, forfeiture or loss.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
“Excluded Swap Obligations” means, with respect to any Guarantor, (x) as it relates to all or a portion of any Guaranty of such Guarantor, any Rate Management and Currency Protection Obligation if, and to the extent that, such Rate Management and Currency Protection Obligation (or any Guaranty in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor becomes effective with respect to such Rate Management and Currency Protection Obligation or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Rate Management and Currency Protection Obligation if, and to the extent that, such Rate Management and Currency Protection Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Guarantor becomes effective with respect to such Rate Management and Currency Protection Obligation. If a Rate Management and Currency Protection Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Rate Management and Currency Protection Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.
“Facility” means the Commitments and the Loans and Letters of Credit issued.

“Fair Market Value” means (a) for Collateral Vessels the “Fair Market Value” of such Collateral Vessels as set forth in the most recent desktop appraisal delivered pursuant to Section 4.1(b)(vii)(c) or Section 6.6(d) and (b) for all other assets, the amount that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party.
“FATCA” means Sections 1471 through 1474 of the Code and any associated regulations.
“Financial Covenant Default” has the meaning set forth in Section 8.1(c).
“Financial Performance Covenants” means the covenants of the Borrower set forth in Section 7.7 (a) and (b).
“Fiscal Quarter” means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.
“Fixed Charge Coverage Ratio” means at any date, the ratio of (a) Adjusted EBITDA for the four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is the not the last day of the fiscal quarter, the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 6.6(a)), or, prior to the first delivery of any such financial statements, with respect to the most recently available financial statements, for such period minus Maintenance Expenditures to (b) the sum of Fixed Charges for such period.
“Fixed Charges” means for any period, without duplication, (a) cash Interest Expense, plus (b) scheduled principal and interest payments on Net Funded Debt, plus (c) expenses for taxes paid in cash, plus (d) payments in respect of Capitalized Lease Obligations, plus (e) Restricted Payments of the Borrower paid in cash and of the types described in clauses (a) and (b) of the definition of “Restricted Payments”, all calculated for the Borrower and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP.
“Foreign Lender” has the meaning set forth in Section 3.3(b)(ii)(B).
“Foreign Plan” means each employee benefit plan (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) that is not subject to US law and is maintained or contributed to by any Credit Party or any ERISA Affiliate.
“Fronting Exposure” means, at any time there is a Defaulting Lender, an amount (if any) with respect to Letters of Credit equal to, such Defaulting Lender’s percentage of the outstanding L/C Obligations, other than L/C Obligations as to which such Defaulting Lender’s participation obligation therein has been (i) reallocated to other non-Defaulting Lenders in accordance with Section 2.16 or (ii) secured by cash or Cash Equivalent Collateral or as to which other arrangements satisfactory to the applicable Issuing Bank (in such Issuing Bank’s sole discretion, including pursuant to Section 9.5) have been made in accordance with Section 2.12(g).
“Funded Debt” means, for Borrower and its Restricted Subsidiaries on a consolidated basis, (a) obligations of such Person for borrowed money which, in accordance with GAAP, would be shown as short-term debt on their consolidated balance sheet, including obligations under notes, acceptances and other short-term instruments, (b) obligations of such Person for borrowed money which, in accordance with GAAP, would be shown as long-term debt (including current maturities) on their consolidated balance sheet and (c) to the extent not covered under clause (a) or clause (b) above, obligations under letters of credit (whether drawn or undrawn) that are not secured by cash.

“GAAP” means generally accepted accounting principles in the United States from time to time in effect as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board or in such other statements, opinions and pronouncements by such other entity as may be approved by a significant segment of the United States accounting profession.
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including for the avoidance of doubt any supranational bodies such as the European Union.
“Guarantor” means each Closing Date Guarantor that is a party to the Guaranty and Collateral Agreement on the Closing Date and any other Wholly-Owned Domestic Subsidiary of the Borrower, each of which shall provide a Guaranty of the Secured Obligations by becoming a party to the Guaranty and Collateral Agreement pursuant to Section 6.12, unless and until such party is released from such Guaranty under the Guaranty and Collateral Agreement pursuant to Section 11.20.
“Guaranty” by any Person means all contractual obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business) of such Person guaranteeing any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise) of any other Person (the “primary obligor”) in any manner (including, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof), whether directly or indirectly, including all obligations Incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or to purchase any property or assets constituting security therefor, primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness, or (y) to maintain working capital or other balance sheet condition, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness, in each case primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (iii) to lease property, or to purchase securities or other property or services, of the primary obligor, primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (iv) otherwise to assure the owner of such Indebtedness of the primary obligor against loss in respect thereof. For the purpose of all computations made under this Agreement, the amount of a Guaranty in respect of any Indebtedness shall be deemed to be equal to the amount that would apply if such Indebtedness was the direct obligation of such Person rather than the primary obligor or, if less, the maximum aggregate potential liability of such Person under the terms of the Guaranty.
“Guaranty and Collateral Agreement” means that certain Guaranty and Collateral Agreement executed by the Credit Parties in favor of the Security Trustee for the benefit of the Secured Parties, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (including by any joinders thereto).
“Hazardous Material” means “hazardous substances”, as such term is defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Acts of 1986, and shall also include petroleum, including crude oil or any fraction thereof, or any other substance defined as “hazardous” or “toxic” or words with similar meaning and effect under any Environmental Law applicable to the Borrower or any of its Restricted Subsidiaries.
“Highest Lawful Rate” means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on any Loans, under laws applicable to any of the Lenders which are presently in effect or, to the extent allowed by applicable law, under such laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. Determination of the rate of interest for the purpose of determining whether any Loans are usurious under all applicable laws shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the period of the full stated term of the Loans, all interest at any time contracted for, taken, reserved, charged or received from the Borrower in connection with the Loans.
“Income Taxes” means, with reference to any period, all foreign, federal, state and local income tax expense imposed by any Governmental Authority with respect to the income of the Borrower or any Restricted Subsidiaries.
“Incur” means issue, create, assume, guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) will be deemed to be Incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary; and the terms “Incurred” and “Incurrence” have meanings correlative to the foregoing.
“Indebtedness” means, for any Person, the following obligations of such Person, without duplication: (i) obligations of such Person for borrowed money; (ii) obligations of such Person representing the deferred purchase price of property or services other than accounts payable, deferred compensation, and accrued liabilities arising in the ordinary course of business and other than amounts which are being contested in good faith and for which reserves in conformity with GAAP have been provided; (iii) obligations of such Person evidenced by bonds, notes, bankers acceptances, debentures or other similar instruments of such Person, or obligations of such Person arising out of drawn letters of credit issued for such Person’s account or pursuant to such Person’s application securing Indebtedness; (iv) obligations of other Persons, assumed by such Person, secured by Liens upon property or payable out of the proceeds from property now or hereafter owned or acquired by such Person, but only to the extent of such property’s Fair Market Value; (v) Capitalized Lease Obligations of such Person; (vi) net obligations under Interest Rate Protection Agreements and Currency Rate Protection Agreements that have been cancelled or otherwise terminated before their scheduled expiration or are otherwise due and payable; and (vii) obligations of such Person pursuant to a Guaranty of any of the foregoing obligations of another Person. For purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or Joint Venture to the extent such Indebtedness is recourse to such Person.
“Indemnified Parties” has the meaning set forth in Section 11.13(a).
“Indemnified Taxes” has the meaning set forth in Section 3.3(a).
“Information” has the meaning set forth in Section 11.15.
“Interest Expense” means, with reference to any period, the cash interest expense (including commitment fees) of the Borrower and its Restricted Subsidiaries calculated on a consolidated basis for such period.

“Interest Payment Date” means (a) with respect to any Base Rate Loan the last day of each March, June, September and December, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Eurodollar Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.
“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or with the consent of each Lender making a Loan as part of such Borrowing, any other period), in each case as the Borrower may elect. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the Closing Date of the most recent conversion or continuation of such Borrowing.
“Interest Rate Protection Agreement” means any interest rate swap, interest rate cap, interest rate collar, or other interest rate hedging agreement or arrangement designed to protect against or benefit from fluctuations in interest rates, regardless of whether such agreements are subject to hedge accounting.
“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBOR Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period for which the LIBOR Screen Rate is available for Dollars) that is shorter than the Impacted Interest Period; and (b) the LIBOR Screen Rate for the shortest period (for which that LIBOR Screen Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, at such time.
“Investment” means, to directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire (including pursuant to any merger with, or as a Division Successor pursuant to the Division of, any Person that was not a wholly owned Subsidiary prior to such merger or Division) any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or to hold any cash or Cash Equivalents.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance of such Letter of Credit).
“Issuing Bank” is defined in the preamble to this Agreement.
“Joint Venture” means any Person that is not a direct or indirect Subsidiary of the Borrower in which the Borrower or any of its Restricted Subsidiaries makes any Investment.
“L/C Documents” means the Letters of Credit and Applications with respect thereto, any draft or other document presented in connection with a drawing thereunder, and this Agreement.
“L/C Exposure” means, with respect to any Lender at any time, such Lender’s Applicable Percentage of the L/C Obligations.
“L/C Limit” means $15,000,000.

“L/C Obligations” means as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate amount of all unpaid Reimbursement Obligations. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 2.12(e). For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“L/C Sublimit” means, as to each Lender, in its capacity as an Issuing Bank, the amount set forth under the heading “L/C Sublimit” opposite such Lender’s name on Schedule 2.12(a).
“Lender” means each bank or other lending institution with a Commitment or Revolving Credit Exposure listed on Annex 1, each Eligible Assignee that becomes a Lender pursuant to the terms of this Agreement, each Lender of incremental loans pursuant to Section 2.14(b) and their respective successors in title. The term “Lender” shall include, as the context may require, an Issuing Bank in such capacity.
“Lending Office” means the “Lending Office” of such Lender (or an Affiliate of such Lender) designated for each Type and/or currency of Loan or Letter of Credit in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans and Letters of Credit of such Type and/or currency are to be made and maintained.
“Letter(s) of Credit” has the meaning set forth in Section 2.12(a).
“LIBOR” means, for any Interest Period for each Eurodollar Loan, the London interbank offered rate as administered by Intercontinental Exchange Benchmark Administration Ltd (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent after consultation with the Borrower as to the use of any such other service; in each case the “LIBOR Screen Rate”) at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement and provided, further, if the LIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to Dollars then the LIBOR shall be the Interpolated Rate, provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“LIBOR Market Index Rate” means, for any day, with respect to any interest calculation for Base Rate Loans, the rate per annum quoted at approximately 11:00 A.M. (London time) on such day on that page of the Reuters or Bloomberg reporting service (as then being used by the Administrative Agent to obtain such interest rate quotes) that displays interest settlement rates for deposits in Dollars in the amount of $5,000,000 for a period of one month, or if such page or such service shall cease to be available, such other page or other service (as the case may be) for the purpose of displaying interest settlement rates as reasonably determined by the Administrative Agent after consultation with the Borrower as to the use of any such other service. If for any reason any such settlement interest rate for such one-month period is not available through any such interest rate reporting service, then the “LIBOR Market Index Rate” for such day will be the rate at which the Administrative Agent is offered deposits in Dollars in the amount of $5,000,000 for a period of one month in the London interbank market at 10:00 A.M. (New York time) on such day.
“Lien” means any interest in any property or asset in favor of a Person other than the owner of such property or asset and securing an obligation owed to, or a claim by, such Person, whether such interest is based on the common law, statute or contract, including the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale, security agreement or trust receipt, or a lease, consignment or bailment for security purposes.
“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement as set forth in Section 2.1.
“Maintenance Expenditures” means, for any period, repair and maintenance expenses for regulatory dry-docking and similar items during such period and all other expenditures related to extending the life of, or changing the operational or marketing characteristics of, existing assets.
“Material Acquisition” has the meaning set forth in Section 7.7(b).
“Material Acquisition or Disposition” means any acquisition or Disposition of (i) a Vessel or (ii) any other assets (including Capital Stock) for which either (a) the aggregate gross consideration exceeds $25,000,000 or (b) the EBITDA is equal to or greater than $3,000,000.
“Material Adverse Effect” means a material adverse effect on (i) the business, assets, operations, liabilities (actual or contingent) or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole, (ii) the Credit Parties’ ability, taken as a whole, to perform any of their payment obligations under this Agreement or the Notes, in respect of the Letters of Credit or under any other Credit Document to which a Credit Party is a party or (iii) the validity or enforceability in any material respect of any of the Credit Documents or the rights and remedies of the Security Trustee, the Administrative Agent or any Lender under the Credit Documents.
“Material Indebtedness” means Indebtedness (other than the Obligations and Rate Management and Currency Protection Obligations) in the aggregate principal amount of $5,000,000 of the Borrower and its Restricted Subsidiaries.
“Material Restricted Subsidiary” means each Restricted Subsidiary that has total assets with a book value equal to at least 5.0% of the aggregate book value of the consolidated assets of the Borrower and its Restricted Subsidiaries or has Adjusted EBITDA on a stand-alone basis is 5% or more of the consolidated EBITDA of the Borrower and its Restricted Subsidiaries.
“Maturity Date” means the fifth anniversary of the Closing Date.
“Maximum Net Funded Debt Ratio” means, as of any date of determination, the ratio of (i) Net Funded Debt on such date to (ii) Adjusted EBITDA for the four (4) consecutive Fiscal Quarters ending on or immediately prior to such date for which financial statements have been delivered.
“Minimum Collateral Coverage Ratio” has the meaning given to such term in Section 7.7(c).
“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.
“Net Cash Proceeds” means with respect to any issuance or Incurrence of Indebtedness, the cash proceeds received by the Borrower or any of its Restricted Subsidiaries therefrom, net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing fees, discounts or commissions and brokerage, consultant and other fees and charges actually Incurred in connection with such issuance.
“Net Funded Debt” means Funded Debt minus unrestricted cash and unrestricted Cash Equivalents minus cash and Cash Equivalents that are restricted for debt retirement of the Credit Parties pursuant to Section 6.14.
“Note” has the meaning set forth in Section 2.8(e).
“Obligations” means all obligations of the Credit Parties to pay fees, costs and expenses hereunder, to pay principal or interest on Loans and Reimbursement Obligations, to provide cash collateral as provided herein or in any other Credit Document, and to pay any other obligations to the Administrative Agent, any Lender or any Issuing Bank arising under any Credit Document.
“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Participant Register” has the meaning set forth in Section 11.10(d).
“Participants” has the meaning set forth in Section 11.10(d).
“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001, as amended from time to time.
“Payment Conditions” means (i) (A) with respect to a Restricted Payment under Section 7.5, the Maximum Net Funded Debt Ratio on a Pro Forma Basis after giving effect to such Restricted Payment is no greater than 2.75 to 1.00 and (B) with respect to a Permitted Investment under clause (e) of the definition of “Permitted Investment”, the Maximum Net Funded Debt Ratio on a Pro Forma Basis after giving effect to such Permitted Investment is no greater than 3.00 to 1.00; and (ii) the Borrower is in compliance with the Minimum Collateral Coverage Ratio set forth in Section 7.7(c) (calculated without increasing Adjusted EBITDA or Aggregate Collateral Vessel Value, as applicable, by any Cure Amount used to cure a Financial Covenant Default (i) in the case of Adjusted EBITDA, during the period of the four (4) consecutive Fiscal Quarters then being utilized and (ii) in the case of Aggregate Collateral Vessel Value, during the preceding Fiscal Quarter).
“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.
“Permitted Business” means any business that is the same as, or reasonably related, ancillary or complementary to, any of the businesses in which the Borrower and its Restricted Subsidiaries are engaged on the Closing Date, and reasonable extensions thereof, in each case, as determined in good faith by the Borrower.
“Permitted Investments” means:

(a)    any Investment in the Borrower or in a Restricted Subsidiary of the Borrower;
(b)    any Investment in cash and Cash Equivalents;
(c)    any Investment by the Borrower or any Restricted Subsidiary of the Borrower in a Person, if as a result of such Investment:
(A)    such Person becomes a Restricted Subsidiary of the Borrower; or
(B)    such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary of the Borrower;
(d)    Investments received as consideration for an Asset Sale permitted under Section 7.6 to the extent that at least 75% of the consideration from such Asset Sale is in the form of cash or Cash Equivalents;
(e)    any Investment in Unrestricted Subsidiaries and Joint Ventures consistent with the business of the Borrower and its Restricted Subsidiaries; provided that at the time of such Investment and giving pro forma effect to such Investment, the Payment Conditions are satisfied and no Event of Default has occurred and is continuing at the time that such Permitted Investment is made (or will result therefrom);
(f)    any Investments received (i) from trade creditors or customers in the ordinary course of business, in the form of accounts receivable or notes receivable, if payable or dischargeable in accordance with customary trade terms of the Borrower or the applicable Restricted Subsidiary, (ii) in compromise or resolution of, upon satisfaction of judgments with respect to, (1) obligations of trade creditors or customers that were Incurred in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer or (2) litigation, arbitration or other disputes; or (iii) as a result of a foreclosure by the Borrower or any of its Restricted Subsidiaries with respect to any secured Investment in default;
(g)    loans or advances to directors, officers and employees for moving, relocation and travel expenses and other similar expenditures (other than any loans or advances to any director or executive officer (or equivalent thereof) that would be in violation of Section 402 of the Sarbanes Oxley Act) in each case, made in the ordinary course of business of the Borrower or any Restricted Subsidiary of the Borrower (including payroll, travel and entertainment related advances) which, in each case, do not exceed $250,000 in the aggregate at any one time outstanding;
(h)    any Investment made in respect of non-speculative hedge agreements;
(i)    any Investment existing on, or made pursuant to binding commitments existing on, the Closing Date, and any modifications, renewals or extensions that do not increase the amount of the Investment being modified, renewed or extended (as determined as of such date of modification, renewal or extension);
(j)    Investments assumed or acquired by the Borrower or any Restricted Subsidiary after the Closing Date as a result of the acquisition by the Borrower or any Restricted Subsidiary of another Person, including by way of a merger, amalgamation or consolidation with or into the Borrower or any of its Restricted Subsidiaries in a transaction that is not prohibited by the covenant described under Section 7.1 after the Closing Date, to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(k)    Investments in any Person to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business by the Borrower or any of its Restricted Subsidiaries;
(l)    Other investments in the aggregate amount, after giving effect to any returns, not to exceed $5,000,000 at any time outstanding; and
(m)    Investments existing on the Closing Date and listed in Schedule 7.5.
“Permitted Liens” has the meaning ascribed to such term in Section 7.2.
“Permitted Maritime Liens” shall mean, at any time with respect to a Collateral Vessel:
(a)    Liens for crews’ wages (including the wages of the master of the Collateral Vessel) that are incurred in the ordinary course of business and have accrued for not more than thirty (30) days unless any such Lien is being contested in good faith and by appropriate proceedings or other acts by the relevant Credit Party and such Credit Party shall have set aside on its books adequate reserves with respect to such Lien;
(b)    Liens for salvage (including contract salvage) or general average, and Liens for wages of stevedores employed by the owner of the Collateral Vessel, the master of the Collateral Vessel or a charterer or lessee of such Collateral Vessel, which in each case have accrued for not more than thirty (30) days unless any such Lien is being contested in good faith and by appropriate proceedings or other acts by the relevant Credit Party and such Credit Party shall have set aside on its books adequate reserves with respect to such Lien;
(c)    shipyard Liens and other Liens arising by operation of law arising in the ordinary course of business in operating, maintaining, repairing, modifying, refurbishing, or rebuilding the Collateral Vessel (other than those referred to in (a) and (b) above), including maritime Liens for necessaries, which in each case have accrued for not more than thirty (30) days unless any such Lien is being contested in good faith and by appropriate proceedings or other acts by the relevant Credit Party, and such Credit Party shall have set aside on its books adequate reserves with respect to such Lien;
(d)    Liens for damages arising from maritime torts which are unclaimed, or are covered by insurance and any deductible applicable thereto, or in respect of which a bond or other security has been posted on behalf of the relevant Credit Party with the appropriate court or other tribunal to prevent the arrest or secure the release of the Collateral Vessel from arrest, unless any such Lien is being contested in good faith and by appropriate proceedings or other acts by the relevant Credit Party, and such Credit Party shall have set aside on its books adequate reserves with respect to such Lien;
(e)    Liens that, as indicated by the written admission of liability therefor by an insurance company, are covered by insurance (subject to reasonable deductibles); and
(f)    Liens for charters or subcharters or leases or subleases, including any charter, subcharter, lease or sublease described in Schedule 7.2, permitted under this Agreement.
“Person” means an individual, partnership, corporation, limited liability company, association, trust, Joint Venture, unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

“Plan” means an employee pension benefit plan subject to Title IV of ERISA or the minimum funding standards under Section 412 and 430 of the Code that is either (i) maintained by the Borrower or any of its Subsidiaries or ERISA Affiliates, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any of its Subsidiaries or ERISA Affiliates is then making or required to make contributions.
“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.
“Pledged Equity” means the Capital Stock in each Guarantor which is pledged to secure the Secured Obligations under the Guaranty and Collateral Agreement.
“Pricing Schedule” is the pricing schedule set forth on Annex 2.
“Pro Forma Basis” means, with respect to compliance with any financial test hereunder, compliance with such financial test immediately after giving effect to (a) any Material Acquisition or Disposition (with respect to any such acquisition, to the extent the assets subject thereto are not subsequently disposed of during such period), as if such Material Acquisition or Disposition, and all other Material Acquisitions or Dispositions consummated during the applicable period, were consummated at the beginning of such period, and any Indebtedness or other liabilities Incurred in connection with any such Material Acquisition or Disposition had been consummated and Incurred at the beginning of such period, (b) any designation or re-designation pursuant to Section 7.9, as if such designation or redesignation were consummated at the beginning of such period, and any Indebtedness or other liabilities Incurred in connection with any such designation or re-designation had been consummated and Incurred at the beginning of such period, (c) the Incurrence or repayment of any Indebtedness, as if such Incurrence or repayment had occurred at the beginning of such period or (d) any other event expressly required to be calculated on a Pro Forma Basis hereunder. For purposes of this definition, if any Indebtedness to be so Incurred bears interest at a floating rate and is being given pro forma effect, the interest on such Indebtedness will be calculated as if the rate in effect on the date of Incurrence had been the applicable rate for the entire period (taking into account the effect of any applicable Interest Rate Protection Agreements).
“Pro Forma Financial Statements” means, collectively, the (a) audited balance sheet and income statement of the Borrower and its consolidated subsidiaries as of December 31, 2018, prepared in accordance with GAAP and (b) unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of September 30, 2018.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Qualified Equity Interests” means any Equity Interests of any Person other than Disqualified Stock.
“Rate Management and Currency Protection Obligations” means any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Rate Management and Currency Protection Transactions, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.
“Rate Management and Currency Protection Transaction” means any Interest Rate Protection Agreement or Currency Rate Protection Agreement now existing or hereafter entered into, in each case, between the Borrower and any Lender or any Affiliate of a Lender.

“Register” has the meaning set forth in Section 11.10(c).
“Reimbursement Obligation” has the meaning set forth in Section 2.12(c).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“released” has the meaning set forth in Section 11.20(a).
“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Sections 412 and 430 of the Code and of Sections 302 and 303 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(c) of the Code.
“Required Insurance” has the meaning set forth in Section 6.5(a).
“Required Lenders” means, Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time or, if the Commitments have been terminated or expired, Lenders having more than 50% of the sum of the total Revolving Credit Exposures of all Lenders; provided that the Revolving Credit Exposure of, and unused Commitment of, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.
“Restricted Investment” means any Investment other than a Permitted Investment.
“Restricted Payment” means:
(a)    any dividend or any distribution (whether made in cash, securities or other property) by the Borrower or any Restricted Subsidiary with respect to its Capital Stock (including any payment in connection with any merger or consolidation involving the Borrower or any of its Restricted Subsidiaries) other than:
(i)    dividends or distributions payable solely in Capital Stock of the Borrower;
(ii)    dividends or distributions by a Restricted Subsidiary, so long as, in the case of any dividend or distribution payable on or in respect of any Capital Stock issued by a Restricted Subsidiary that is not a Wholly-Owned Subsidiary, the Borrower or the Restricted Subsidiary holding such Capital Stock receives at least its pro rata share of such dividend or distribution; and
(iii)    payments made in respect of any stock appreciation rights or similar benefits plans; and
(b)    the purchase, redemption, retirement or other acquisition for value, including in connection with any merger or consolidation, of any Capital Stock of the Borrower;
(c)    the redemption of convertible notes or other convertible securities (other than Equity Interests) with cash; and

(d)    any Restricted Investment.
“Restricted Subsidiary” means any Subsidiary of the Borrower that is not an Unrestricted Subsidiary. Unless otherwise qualified, references to “Restricted Subsidiary” or “Restricted Subsidiaries” herein shall refer to those of the Borrower.
“Revolving Credit Commitment Amount” means the sum of the Commitments of all of the Lenders, which is an amount initially equal to $125,000,000, as such amount may be reduced or increased from time to time pursuant to the terms of this Agreement. The Revolving Credit Commitment Amount shall, at any time, equal the lesser of (a) the aggregate Commitments of the Lenders and (b) the amount necessary for the Borrower to be in compliance with Section 7.7(c) as of such time.
“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum at such time, without duplication, of (a) the outstanding principal amount of such Lender’s Loans and (b) such Lender’s L/C Exposure.
“Revolving Note” has the meaning set forth in Section 2.8(e).
“S&P” means Standard & Poor’s Financial Services LLC or any successor thereto.
“Sale-Leaseback Transaction” means any arrangement whereby the Borrower or a Restricted Subsidiary shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease property that it intends to use for substantially the same purpose or purposes as the property sold or transferred.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of comprehensive Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, and Syria).
“Sanctioned Person” means, at any time, (a) a Person named on any sanctioned-related list of designated Persons maintained by OFAC or other applicable sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Entity or (c) any Person owned or Controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.
“SEC” means the United States Securities and Exchange Commission, or any Governmental Authority succeeding to the functions of said Commission.
“Secured Obligations” means, collectively, (a) the Obligations, (b) all Rate Management and Currency Protection Obligations (other than Excluded Swap Obligations) and (c) all Specified Cash Management Obligations; provided, however, notwithstanding anything to the contrary contained herein or in any other Credit Document, no Rate Management and Currency Protection Obligation or Specified Cash Management Obligation shall constitute a Secured Obligation at any time on or after the occurrence of Security Termination.

“Secured Parties” means, collectively, the Administrative Agent, the Security Trustee, the Lenders, the Issuing Banks, the holders of the Rate Management and Currency Protection Obligations, the holders of any Specified Cash Management Obligations and any other holder of any Secured Obligation.
“Security Termination” means such time as when (a) all Commitments have been terminated or expired, (b) all Obligations have been paid in full in cash (other than indemnification obligations and other contingent obligations not then due and payable and as to which no claim has been made as at the time of determination) and (c) all Letters of Credit have terminated or expired without any pending drawing thereon (other than Letters of Credit as to which cash collateral has been provided to the applicable Issuing Bank in an amount equal to 105% of the amount of such outstanding Letters of Credit or other arrangements satisfactory to the applicable Issuing Bank (in the sole discretion of such Issuing Bank) have been made).
“Security Trustee” means JPMorgan Chase Bank, N.A. acting in its capacity as Security Trustee for the Secured Parties, and any successor Security Trustee appointed hereunder pursuant to the Guaranty and Collateral Agreement.
“Solvent” and “Solvency” means, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, Incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature in their ordinary course, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, after giving due consideration to the prevailing practice in the industry in which such Person is engaged, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Specified Cash Management Obligations” means obligations in respect of any agreement providing for treasury, depositary, purchasing card or cash management services, including in connection with any automated clearing house transfers of funds or any similar transactions between the Borrower and any Lender or any Affiliate of a Lender.
“Stated Maturity” means, with respect to any Indebtedness, the date specified in the agreement governing or certificate relating to such Indebtedness as the fixed date on which the final payment of principal of such Indebtedness is due and payable, including pursuant to any mandatory redemption provision, but not including any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof.
“Statutory Reserve Rate” means, the aggregate of the maximum reserve, liquid asset or similar percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject with respect to Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System of the United States of America). Such reserve percentage shall include those imposed pursuant to Regulation D of the Board of Governors of the Federal Reserve System of the United States of America. Eurodollar Loans shall be deemed to constitute eurocurrency funding and be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any other applicable law, rule or regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Subsidiary” means, for any Person, any other Person of which more than fifty percent (50%) of the outstanding stock or comparable Capital Stock having ordinary voting power for the election of the Board of Directors, managers or similar governing body of such other Person (irrespective of whether or not at the time such stock or other Capital Stock of any other class or classes of such other Person shall have or might have voting power by reason of the happening of any contingency), is at the time directly or indirectly owned by such former Person or by one or more of its Subsidiaries. Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower.
“Taxes” has the meaning set forth in Section 5.11.
“Trade Date” has the meaning set forth in Section 11.10(f).
“Transactions” means the execution, delivery and performance by the Borrower of this Agreement, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.
“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Adjusted LIBOR or the Base Rate.
“UCC” means, with respect to any applicable jurisdiction, the Uniform Commercial Code as in effect from time to time in such jurisdiction.
“Unrestricted Subsidiary” means any Subsidiary of the Borrower designated as an Unrestricted Subsidiary in writing to the Administrative Agent pursuant to Section 7.9.
“Unrestricted Subsidiary Non-Recourse Debt” means any Indebtedness of any Unrestricted Subsidiary, in each case in respect of which the holder or holders thereof (a) shall have recourse only to, and shall have the right to require the obligations of such Unrestricted Subsidiary to be performed, satisfied, and paid only out of, the property of such Unrestricted Subsidiary and/or one or more of its Subsidiaries (but only to the extent that such Subsidiaries are Unrestricted Subsidiaries) and/or any other Person (other than Borrower and/or any Restricted Subsidiary) and (b) shall have no direct or indirect recourse (including by way of guaranty, support or indemnity) to the Borrower or any Restricted Subsidiary or to any of their property, whether for principal, interest, fees, expenses or otherwise, except for Capital Stock of such Unrestricted Subsidiary.
“Vessel” means, collectively, ships, barges, tugboats, articulated tug and barge units, marine vessels and other carriers.
“Wholly-Owned Domestic Subsidiary” means a Wholly-Owned Subsidiary organized or formed or having its jurisdiction of incorporation in the United States.
“Wholly-Owned Subsidiary” means (a) any Restricted Subsidiary of which all of the outstanding Capital Stock (other than any directors’ qualifying shares under applicable law), on a fully-diluted basis, are owned by the Borrower and/ or one or more of the Wholly-Owned Subsidiaries or (b) any Restricted Subsidiary that is organized in a jurisdiction and is required by the applicable laws and regulations of such jurisdiction to be partially owned by the government of such jurisdiction or individual or corporate citizens of such jurisdiction, provided that the Borrower, directly or indirectly, owns the remaining Capital Stock in such Subsidiary and, by contract or otherwise, controls the management and business of such Subsidiary and derives economic benefits of ownership of such Subsidiary to substantially the same extent as if such Subsidiary were a Wholly-Owned Subsidiary.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.2    Time of Day. Unless otherwise expressly provided, all references to time of day in this Agreement and the other Credit Documents shall be references to New York, New York time.
Section 1.3    Accounting Terms; GAAP; Pro Forma Calculations.
(a)    Except as otherwise expressly provided herein, and subject to the provisions of this Section 1.3, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.
(b)    Notwithstanding anything to the contrary contained herein, for purposes of calculating any financial test hereunder, compliance with such financial test and the components thereof, including Adjusted EBITDA, Interest Expense and Net Funded Debt, shall be calculated in accordance with the definition of “Pro Forma Basis” with respect to any event described in such definition.
(c)    If either the Borrower or the Required Lenders notifies the Administrative Agent that (i) any change in accounting principles from those used in the preparation of the financial statements of the Borrower referred to in Section 5.9 is hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions), and such change affects the calculation of any component of any financial covenant, standard or term found in this Agreement, or (ii) there is a change in federal, state or foreign tax laws which affects the Borrower’s or any of its Restricted Subsidiaries’ ability to comply with the financial covenants, standards or terms found in this Agreement, then if the Borrower shall so request, the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions (with the agreement of the Required Lenders or, if required by Section 11.11, all of the Lenders) so as to equitably reflect such changes with the desired result that the criteria for evaluating the Borrower’s and its Restricted Subsidiaries’ consolidated financial condition shall be the same after such changes as if such changes had not been made; provided that, with respect to the changes referred to in clause (i) above, until so amended (or until such request is withdrawn), regardless of whether any such request is made before or after such change or the application thereof, (x) such financial covenants, standards or terms shall continue to be computed in accordance with the relevant accounting principles as in effect immediate prior to such change therein becoming effective and (y) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculation of such financial covenant, standard or term made before and after giving effect to such change.

(d)    Notwithstanding anything to the contrary in this Agreement or any other Credit Document, for purposes of calculating Capitalized Lease Obligations pursuant to the terms of this Agreement or any other Credit Document, GAAP will be deemed to treat leases (whether entered into prior to, on or after the date hereof) that, if entered into on or prior to December 31, 2018, would have been classified as operating leases in accordance with generally accepted accounting principles in the United States of America as in effect on December 31, 2018 in a manner consistent with the treatment of such leases under generally accepted accounting principles in the United States of America as in effect on December 31, 2018, notwithstanding any modifications or interpretive changes thereto that may occur thereafter.
Section 1.4    Terms and Interpretations Generally.
(a)    It is not intended that the specification of any exception to any covenant herein shall imply that the excepted matter would, but for such exception, be prohibited or required.
(b)    For purposes of determining compliance with any covenant hereunder, in the event that any Incurrence of Indebtedness, granting of Liens, making of Restricted Payment or Asset Sales or any other action restricted by any covenant herein meets the criteria of more than one of the baskets or categories of exceptions to such covenant or any definition related thereto, the Borrower will be permitted to divide or classify (or later divide, classify or reclassify in whole or in part in its sole discretion) such action in any manner that complies with the relevant covenant or definition.
(c)    For purposes of determining compliance under Sections 7.2, 7.3, 7.4, 7.5 and 7.6, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating Consolidated Net Income in the annual financial statements of the Borrower and its Restricted Subsidiaries delivered pursuant to Section 5.9. Notwithstanding the foregoing, for purposes of determining compliance with Sections 7.2, 7.3 and 7.5, with respect to any amount of Indebtedness or Restricted Payment in a currency other than Dollars, no breach of any basket contained in such sections shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness is Incurred or Restricted Payment is made.
(d)    Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement (unless specifically indicated otherwise) and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
ARTICLE II
THE CREDIT FACILITIES

Section 2.1    Loans. Subject to the terms and conditions hereof, each Lender severally and not jointly agrees to make one or more loans (each, a “Loan”) to the Borrower submitting a Borrowing Request from time to time on and after the Closing Date prior to the Commitment Termination Date on a revolving basis; provided, however, that no Lender shall be required to make any Loan if, immediately after giving effect thereto, (a) the aggregate Revolving Credit Exposure of all Lenders would thereby exceed the Revolving Credit Commitment Amount then in effect or (b) the Revolving Credit Exposure of such Lender would thereby exceed its Commitment then in effect. Each Borrowing of Loans shall be made ratably from the Lenders in proportion to their respective Applicable Percentage. Loans may be repaid, in whole or in part, and all or any portion of the principal amounts thereof reborrowed, from time to time before the Commitment Termination Date, subject to the terms and conditions hereof. Funding of any Loans shall be in Dollars.
Section 2.2    Types of Loans and Minimum Borrowing Amounts. Borrowings of Loans may be outstanding as either Base Rate Loans or Eurodollar Loans, as selected by the Borrower pursuant to Section 2.3. Each Borrowing of Base Rate Loans shall be in an amount of not less than $1,000,000 and each Borrowing of Eurodollar Loans shall be in an amount of not less than $2,000,000 and in an integral multiple of $100,000 in excess thereof.
Section 2.3    Manner of Loan Borrowings; Continuations and Conversions of Borrowings.
(a)    Notice of Borrowing. To request the advance of a Borrowing of Loans, the Borrower shall give notice to the Administrative Agent, in accordance with Section 2.3(c), by no later than (i) 12:00 P.M., New York City time, at least three (3) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurodollar Loans and (ii) 11:00 A.M., New York City time, on the same date the Borrower requests the Lenders to advance a Borrowing of Base Rate Loans.
(b)    Notice of Continuation or Conversion of Outstanding Borrowings. The Borrower may from time to time elect to change or continue the type of interest rate borne by each Loan Borrowing or for each outstanding Loan Borrowing, or subject to the minimum amount requirements set forth in Section 2.2, a portion thereof, as follows: (i) if such Borrowing is of Eurodollar Loans, the Borrower may continue part or all of such Borrowing as Eurodollar Loans for an Interest Period specified by it or convert part or all of such Borrowing into Base Rate Loans on the last day of the Interest Period applicable thereto, or the Borrower may earlier convert part or all of such Borrowing into Base Rate Loans so long as it pays the breakage fees and funding losses provided in Section 2.11; and (ii) if such Borrowing is of Base Rate Loans, the Borrower may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period specified by it on any Business Day, in each case pursuant to notices of continuation or conversion as set forth below. The Borrower may select multiple Interest Periods for the Eurodollar Loans requested in any single Borrowing Request, provided that at no time shall the number of different Interest Periods for outstanding Eurodollar Loans exceed twenty (20) (it being understood for such purposes that (x) Interest Periods of the same duration, but commencing on different dates, shall be counted as different Interest Periods, and (y) all Interest Periods commencing on the same date and of the same duration shall be counted as one Interest Period regardless of the number of Borrowings or Loans involved). Notices of the continuation of such Eurodollar Loans for an additional Interest Period or of the conversion of part or all of such Eurodollar Loans into Base Rate Loans or of such Base Rate Loans into Eurodollar Loans must be given by no later than (A) 12:00 P.M. at least three (3) Business Days prior to the date of such continuation of, or conversion to, Eurodollar Loans and (B) 12:00 P.M. on the date of any conversion of Eurodollar Loans to Base Rate Loans.
(c)    Manner of Notice. The Borrower shall give such notices concerning the advance, continuation, or conversion of a Borrowing described in Sections 2.3(a) and (b), as applicable, by telephone, facsimile or email (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing) pursuant to a Borrowing Request, which shall specify the date of the requested advance, continuation or conversion (which shall be a Business Day), the amount of the requested Borrowing, whether such Borrowing is to be advanced, continued, or converted, the Type of Loans to comprise such new, continued or converted Borrowing, if such Borrowing is to be comprised of Eurodollar Loans and the Interest Period applicable thereto and the Borrower. The Borrower agrees that the Administrative Agent may rely on any such telephonic, facsimile or email notice given by any Person it in good faith believes is an authorized representative of the Borrower without the necessity of independent investigation and that, if any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.
(d)    Notice to the Lenders. The Administrative Agent shall give prompt telephonic, email or facsimile notice to each Lender of any notice received by it pursuant to this Section 2.3 relating to a Loan Borrowing. The Administrative Agent shall give notice to the Borrower and each applicable Lender by like means of the interest rate applicable to each Borrowing of Eurodollar Loans of the Borrower (but, if such notice is given by telephone, the Administrative Agent shall confirm such rate in writing) promptly after the Administrative Agent has made such determination.
(e)    Failure to Notify. If the Borrower fails to give notice pursuant to Section 2.3(a) or (b) of (i) the continuation or conversion of any outstanding principal amount of a Borrowing of Eurodollar Loans or (ii) a Borrowing of Loans to pay outstanding Reimbursement Obligations, and has not notified the Administrative Agent by (A) 12:00 P.M. at least three (3) Business Days before the last day of the Interest Period for any Borrowing of Eurodollar Loans or (B) the day such Reimbursement Obligation becomes due, respectively, that it intends to repay such Borrowing or Reimbursement Obligation, as applicable, the Borrower shall be deemed to have requested, respectively, (x) the continuation of such Borrowing as a Eurodollar Loan with an Interest Period of one (1) month or (y) the advance of a new Borrowing of Base Rate Loans on such day in the amount of the Reimbursement Obligation then due, which Borrowing pursuant to this clause (y) shall be deemed to have been funded on such date by the Lenders in accordance with Section 2.3(a) and to have been applied on such day to pay the Reimbursement Obligation then due, in each case so long as no Event of Default shall have occurred and be continuing or would occur as a result of such Borrowing but otherwise disregarding the conditions to the advance of Borrowings set forth in Section 4.2. Upon the occurrence and during the continuance of any Event of Default, and upon written notice thereof from the Administrative Agent to the Borrower (i) each Eurodollar Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan, and (ii) the obligation of the Lenders to make, continue or convert Loans into Eurodollar Loans shall be suspended.
(f)    Conversion. If the Borrower shall elect to convert any particular Borrowing pursuant to this Section 2.3 from one Type of Loan to the other only in part, then, from and after the date on which such conversion shall be effective, such particular Borrowing shall, for all purposes of this Agreement (including, for purposes of subsequent application of this sentence) be deemed to instead constitute two Borrowings (each originally advanced on the same date as such particular Borrowing), one comprised of (subject to subsequent conversion in accordance with this Agreement) Eurodollar Loans in an aggregate principal amount equal to the portion of such Borrowing so elected by the Borrower to be comprised of Eurodollar Loans and the second comprised of (subject to subsequent conversion in accordance with this Agreement) Base Rate Loans in an aggregate principal amount equal to the portion of such particular Borrowing so elected by the Borrower to be comprised of Base Rate Loans. If the Borrower shall elect to have multiple Interest Periods apply to any such particular Borrowing comprised of Eurodollar Loans, then, from and after the date such multiple Interest Periods commence, such particular Borrowing shall, for all purposes of this Agreement (including, for purposes of subsequent application of this sentence), be deemed to constitute a number of separate Borrowings (each originally commencing on the same date as such particular Borrowing) equal to the number of, and corresponding to, the different Interest Periods so selected, each such deemed separate Borrowing corresponding to a particular selected Interest Period comprised of (subject to subsequent conversion in accordance with this Agreement) Eurodollar Loans in an aggregate principal amount equal to the portion of such particular Borrowing so elected by the Borrower to have such Interest Period. This Section 2.3(f) shall be applied appropriately in the event that the Borrower shall make the elections described in the two preceding sentences at the same time with respect to the same particular Borrowing.
Section 2.4    Interest Periods. As provided in Section 2.3, at the time of each request for a Borrowing of Eurodollar Loans, or for the continuation or conversion of any Borrowing of Eurodollar Loans, the Borrower shall select the Interest Period(s) to be applicable to such Loans from among the available options, subject to the limitations in Section 2.3; provided, however, that:
(a)    no Interest Period may be selected that extends beyond the Commitment Termination Date.
(b)    whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day; provided, however, that if the next succeeding Business Day is in the next calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and
(c)    for purposes of determining an Interest Period, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no such numerically corresponding day in the month in which an Interest Period is to end or if an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.
Section 2.5    Funding of Loans.
(a)    Disbursement of Loans. Not later than 12:00 P.M. with respect to Borrowings of Eurodollar Loans, and 2:00 P.M. with respect to Borrowings of Base Rate Loans, on the date of any requested advance of a new Borrowing of Loans, each Lender, subject to all other provisions hereof, shall make available for the account of its applicable Lending Office its Loans comprising its portion of such Borrowing in funds immediately available for the benefit of the Administrative Agent in the applicable Administrative Agent’s Account and according to the payment instructions of the Administrative Agent. The Administrative Agent shall promptly make the proceeds of each such Borrowing available in immediately available funds to the Borrower (or as directed in writing by the Borrower) on such date. In the event that any Lender does not make such amounts available to the Administrative Agent by the time prescribed above, but such amount is received later that day, such amount shall nevertheless be promptly credited to the Borrower in the manner described in the preceding sentence (and if such credit is made on the next Business Day, with interest on such amount to begin accruing hereunder on such next Business Day); provided that acceptance by the Borrower of any such late amount shall not be deemed a waiver by the Borrower of any rights it may have against such Lender. No Lender shall be responsible to the Borrower for any failure by another Lender to fund its portion of a Borrowing, and no such failure by a Lender shall relieve any other Lender from its obligation, if any, to fund its portion of a Borrowing.
(b)    Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender prior to the time at which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such

Lender has made such payment when due and in reliance upon such assumption may (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon for each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to the Administrative Agent’s cost of funds for such amount. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but the Borrower will in no event be liable to pay any amounts otherwise due pursuant to Section 2.11 in respect of such repayment. Nothing in this Section 2.5(b) shall be deemed to relieve any Lender from any obligation to fund any Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.
(c)    Source of Funding Options. Each Lender may, at its option, make any Loan available to the Borrower by causing any foreign or domestic branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
Section 2.6    Applicable Interest Rates.
(a)    Base Rate Loans. Each Base Rate Loan shall bear interest (computed on the basis of a 365-day year or 366-day year, as the case may be, and actual days elapsed including the first day but excluding the date of repayment) on the unpaid principal amount thereof from the date such Loan is made until maturity (whether by acceleration or otherwise) or conversion to a Eurodollar Loan, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) the Base Rate from time to time in effect plus the Applicable Margin. The Borrower agrees to pay such interest on each Interest Payment Date for such Loan and at maturity (whether by acceleration or otherwise).
(b)    Eurodollar Loans. Each Eurodollar Loan shall bear interest (computed on the basis of a 360-day year and actual days elapsed including the first day but excluding the date of repayment) on the unpaid principal amount thereof from the date such Loan is made until maturity (whether by acceleration or otherwise) or conversion to a Base Rate Loan, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) the sum of Adjusted LIBOR plus the Applicable Margin. The Borrower agrees to pay such interest on each Interest Payment Date for such Loan and at maturity (whether by acceleration or otherwise) or, in the case of, conversion to a Base Rate Loan on a day prior to the end of the current Interest Period therefor, on the date of such conversion.
(c)    Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans and Reimbursement Obligations hereunder insofar as such interest rate involves a determination of Base Rate, Adjusted LIBOR, LIBOR or LIBOR Market Index Rate, or any applicable default rate pursuant to Section 2.7, and such determination shall be conclusive and binding except in the case of the Administrative Agent’s manifest error or willful misconduct. The Administrative Agent shall promptly give notice to the Borrower and each Lender of each determination of Adjusted LIBOR with respect to each Eurodollar Loan.
Section 2.7    Default Rate. If any payment of principal or interest on any Loan is not made when due after the expiration of the grace period therefor provided in Section 8.1(a) (whether by acceleration or otherwise), or any Reimbursement Obligation is not paid when due as provided in Section 2.12(c), such past due Loan or Reimbursement Obligation shall bear interest (computed on the basis of a year of 360, 365 or 366 days, as applicable, and actual days elapsed) after any such grace period expires until such principal then due is paid in full, which the Borrower agrees to pay on demand, at a rate per annum equal to:
(a)    for any Base Rate Loan, the lesser of (A) the Highest Lawful Rate and (B) the sum of two percent (2%) per annum plus the Base Rate from time to time in effect (but not less than the Base Rate in effect at the time such payment was due) plus the Applicable Margin.
(b)    for any Eurodollar Loan, the lesser of (i) the Highest Lawful Rate and (ii) the sum of two percent (2%) per annum plus the rate of interest (inclusive of the Applicable Margin) in effect thereon at the time of such default until the end of the Interest Period for such Loan and, thereafter, at a rate per annum equal to the sum of two percent (2%) per annum plus the Base Rate from time to time in effect (but not less than the Base Rate in effect at the time such payment was due) plus the Applicable Margin for Base Rate Loans; and
(c)    for any unpaid Reimbursement Obligations, the lesser of (i) the Highest Lawful Rate and (ii) the sum of two percent (2%) per annum plus (x) in the case of any Reimbursement Obligations payable in Dollars, the Base Rate from time to time in effect (but not less than the Base Rate in effect at the time such payment was due) plus the Applicable Margin for Base Rate Loans, or (y) in the case of any Reimbursement Obligations payable in any currency other than Dollars, the interest rate (inclusive of the Applicable Margin) that would otherwise then be applicable under this Agreement to a Eurodollar Loan for an Interest Period of one month as from time to time in effect (but not less than such interest rate in effect at the time such payment was due).
It is the intention of the Administrative Agent and the Lenders to conform strictly to usury laws applicable to them. Accordingly, if the transactions contemplated hereby or any Loan or other Obligation would be usurious as to any of the Lenders under laws applicable to it (including the laws of the United States of America, including to the extent applicable, 46 U.S.C. Section 31322(b), and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement, the Notes or any other Credit Document), then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other Credit Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under laws applicable to such Lender that is contracted for, taken, reserved, charged or received by such Lender under this Agreement, the Notes or any other Credit Document or otherwise shall under no circumstances exceed the Highest Lawful Rate, and any excess shall be credited by such Lender on the principal amount of the Loans or to the Reimbursement Obligations (or, if the principal amount of the Loans and all Reimbursement Obligations shall have been paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Loans is accelerated by reason of an election of the holder or holders thereof resulting from any Event of Default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under laws applicable to such Lender may never include more than the Highest Lawful Rate, and excess interest, if any, provided for in this Agreement, the Notes, any other Credit Document or otherwise shall be automatically canceled by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Loans or to the Reimbursement Obligations (or if the principal amount of the Loans and all Reimbursement Obligations shall have been paid in full, refunded by such Lender to the Borrower).
Section 2.8    Repayment of Loans; Evidence of Debt.

(a)    Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent, for the account of each Lender, on the Commitment Termination Date, the unpaid amount of each Loan made by such Lender to the Borrower then outstanding.
(b)    Record of Loans by Lenders. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made to the Borrower by such Lender, including the amounts of principal and accrued interest payable and paid to such Lender from time to time hereunder.
(c)    Record of Loans by Administrative Agent. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and, with respect to Eurodollar Loans, the Interest Period applicable thereto, (ii) the amount of any principal or accrued interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
(d)    Evidence of Obligations. The entries made in the accounts maintained pursuant to Section 2.8(b) or (c) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.
(e)    Notes. The Loans outstanding to the Borrower from any Lender shall, at the written request of such Lender, be evidenced by a Note of the Borrower payable to such Lender substantially in the form of Exhibit 2.8 (each, a “Revolving Note”). The Borrower agrees to execute and deliver to the Administrative Agent, for the benefit of each Lender requesting a Note, an original of each such Note, appropriately completed, to evidence the respective Loans made by such Lender to the Borrower hereunder, within ten (10) Business Days after the Borrower receives a written request therefor (or such longer period of time as such Lender may reasonably agree).
Section 2.9    Optional Prepayments of Loans. The Borrower shall have the right to prepay any Base Rate Loans, without premium or penalty, at any time and from time to time in whole or in part (but, if in part, then in an amount which is equal to or greater than $1,000,000); provided, however, that the Borrower shall have given notice of such prepayment to the Administrative Agent no later than 12:00 P.M. on the date of such prepayment. The Borrower shall have the right to prepay any Eurodollar Loans, without premium or penalty, at any time and from time to time in whole or in part (but, if in part, then in an amount which is equal to or greater than $1,000,000 and in an integral multiple of $100,000 in excess thereof or such smaller amount as needed to prepay any particular Borrowing in full) subject to any breakage fees and funding losses that are required to be paid pursuant to Section 2.11, with respect to any such prepayment on a day other than the last day of the applicable Interest Period of the applicable Loan; provided, however, that the Borrower shall have given notice of such prepayment to the Administrative Agent no later than 12:00 P.M. at least three (3) Business Days before the proposed prepayment date (or such shorter period as may be reasonably agreed by the Administrative Agent in its sole discretion). Any such prepayments shall be made by the payment of the principal amount to be prepaid and, with respect to any Eurodollar Loans, accrued and unpaid interest thereon to the date of such prepayment. Optional prepayments shall be applied to the Loans then outstanding in the order specified by the Borrower.
Section 2.10    Mandatory Prepayments of Loans.

(a)    Excess Revolving Exposure. In the event and on each occasion that the aggregate Revolving Credit Exposure of all Lenders exceeds the Revolving Credit Commitment Amount then in effect, then (i) the Borrower shall promptly prepay Loans in an aggregate amount sufficient to eliminate such excess and (ii) if any excess remains after prepaying all of the Borrowings as a result of an L/C Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 8.4(b). Immediately upon determining the need to make any such prepayment, the Borrower shall notify the Administrative Agent of such required prepayment and of the identity of the particular Loans being prepaid. If the Administrative Agent shall notify the Borrower that the Administrative Agent has determined that any prepayment is required under this Section 2.10, the Borrower shall make such prepayment no later than the second Business Day following such notice. Any mandatory prepayment of Loans pursuant hereto shall not be limited by the notice or minimum prepayment requirements set forth in Section 2.9. Each such prepayment of Eurodollar Loans under this Section 2.10 shall be accompanied by a payment of all accrued and unpaid interest on the Loans prepaid and any applicable breakage fees and funding losses pursuant to Section 2.11.
(b)    Issuance and Incurrence of Indebtedness. In the event that the Borrower or any Restricted Subsidiary shall receive Net Cash Proceeds from the issuance or Incurrence of Indebtedness for money borrowed of the Borrower or any Restricted Subsidiary not permitted to be issued or Incurred pursuant to Section 7.3, the Borrower shall or shall cause the applicable Restricted Subsidiary to, no later than five (5) Business Day following such receipt, apply an amount equal to 100% of such Net Cash Proceeds to prepay the outstanding aggregate amount of the Loans.
(c)    Events of Loss. No later than the twentieth (20th) Business Day following an Event of Loss of a Collateral Vessel that results in a Collateral Coverage Ratio (on a Pro Forma Basis and after giving effect to any other Events of Loss that have occurred since the date of the last desktop appraisal report delivered pursuant to Section 6.6(d)) less than the Minimum Collateral Coverage Ratio, the Borrower shall either (i) add new Collateral Vessels in favor of the Security Trustee with a Fair Market Value in an amount equal to or greater than such deficiency or (ii) promptly prepay the Loans in an amount equal to such deficiency; provided that any prepayment pursuant to this Section 2.10(c)(ii) shall be accompanied by a pro rata reduction in the Revolving Credit Commitment Amount then in effect equal to such prepayment until the Collateral Coverage Ratio meets or exceeds the Minimum Collateral Coverage Ratio; provided further that, the Borrower shall not be in default under this Agreement for failure to comply with this Section 2.10(c) if the Revolving Credit Exposure does not exceed 50% of the then Aggregate Collateral Vessel Value following such Event of Loss, and until such time as the Borrower complies with this Section 2.10(c)(i) or (ii) the Borrower shall not be permitted to have or incur and no Lender shall be required to fund or provide any Revolving Credit Exposure in excess of 50% of the then Aggregate Collateral Vessel Value.
(d)    All prepayments of Loans under this Section 2.10 shall be accompanied by the concurrent payment of accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.
(e)    The Borrower shall deliver to the Administrative Agent and each Lender, at the time of each prepayment required under this Section 2.10 a certificate of an Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment.
(f)    All prepayments under this Section 2.10 shall be subject to Section 2.11.]
Section 2.11    Breakage Fees. If any Lender incurs any loss, cost or expense (excluding loss of anticipated profits and other indirect or consequential damages) by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan as a result of any of the following events other than any such occurrence as a result of a change of circumstance described in Sections 9.1 or 9.2.
(a)    any payment, prepayment or conversion of any such Loan on a date other than the last day of its Interest Period (whether by acceleration, mandatory prepayment or otherwise);
(b)    any failure to make a principal payment of any such Loan on the due date therefor; or
(c)    any failure by the Borrower to borrow, continue or prepay, or convert to, any such Loan on the date specified in a notice given pursuant to Section 2.3 or Section 2.9, as applicable (other than by reason of a default of such Lender), then the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrower a certificate executed by an officer of such Lender setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) no later than ninety (90) days after the event giving rise to the claim for compensation, and the amounts shown on such certificate shall be conclusive and binding in the absence of manifest error of such Lender’s entitlement thereto. Within ten (10) days of receipt of such certificate, the Borrower shall pay directly to such Lender such amount as will compensate such Lender for such loss, cost or expense as provided in such certificate, unless such Lender has failed to timely give notice to the Borrower of such claim for compensation as provided herein, in which event the Borrower shall not have any obligation to pay such claim.
Section 2.12    Letters of Credit.
(a)    Letters of Credit. Subject to the terms and conditions hereof and in reliance on the Lenders’ obligations under this Section 2.12, each Issuing Bank agrees to issue, from time to time on and after the Closing Date prior to the Commitment Termination Date, at the request of the Borrower, one or more standby letters of credit in form and substance reasonably acceptable to such Issuing Bank (each, a “Letter of Credit”) for the account of the Borrower or any Subsidiary in a face amount in each case of at least $1,000,000 (or, in either case, such lesser amount as the applicable Issuing Bank may agree to in its sole discretion); provided that an Issuing Bank shall not be required to issue, increase or extend a Letter of Credit pursuant to this Section 2.12 if (i) immediately after giving effect to the issuance, increase or extension thereof, the aggregate L/C Exposures of all Lenders would thereby exceed the L/C Limit, (ii) the issuance, increase or extension of such Letter of Credit would violate any legal or regulatory restriction then applicable to such Issuing Bank or any Lender or would violate one or more policies of such Issuing Bank generally applicable to all applicants with respect to the type of Letters of Credit requested, in each case as notified by such Issuing Bank or such Lender to the Administrative Agent before the date of issuance, increase or extension of such Letter of Credit or (iii) immediately after giving effect to the issuance, increase or extension thereof, the L/C Exposure of such Issuing Bank would exceed such Issuing Bank’s L/C Sublimit (unless otherwise agreed in writing to by such Issuing Bank in its sole discretion); and provided, further that, if there exists a Defaulting Lender, no Issuing Bank shall be required to issue, increase or extend a Letter of Credit unless the Borrower shall have complied with Section 2.12(g) with respect to any Fronting Exposure that exists at the time of such issuance, increase or extension, as applicable, or would exist immediately after giving effect to such issuance, increase or extension, as applicable. Letters of Credit and any increases and extensions thereof hereunder shall be issued in face amounts denominated in Dollars.
(b)    Issuance Procedure.

(i)    To request that an Issuing Bank issue a Letter of Credit, at least three (3) Business Days prior to the date of the requested issuance (or such shorter period of time as such Issuing Bank may reasonably agree to in its sole discretion), the Borrower shall deliver to such Issuing Bank (x) a duly executed application for such Letter of Credit substantially in such Issuing Bank’s customary form or in such other form as may be approved by the Borrower and such Issuing Bank or complete such other computerized issuance or application procedure, instituted from time to time by such Issuing Bank and agreed to by the Borrower (each, an “Application”), appropriately completed and signed by an Authorized Officer of the Borrower and including agreed-upon draft language for such Letter of Credit reasonably acceptable to the applicable Issuing Bank, in each case, completed to the reasonable satisfaction of such Issuing Bank, and (y) such other information as such Issuing Bank may reasonably request in accordance with its customary letter of credit issuance procedures, including information that would permit such Issuing Bank to verify the beneficiary’s identity or to comply with any applicable law or regulations, including any Sanctions. Upon the receipt by the applicable Issuing Bank of a properly completed and, if applicable, executed Application and any other reasonably requested information in accordance with the terms of the preceding sentence, such Issuing Bank will process such Application in accordance with its customary procedures and issue the requested Letter of Credit on the requested issuance date. In the event of any irreconcilable conflict between the terms and conditions of this Agreement and an Application, the provisions of this Agreement shall govern. Unless the applicable Issuing Bank has received notice from the Administrative Agent prior to the requested issuance that any of the conditions to issuance (whether set forth herein, in Section 4.2 or otherwise) have not been satisfied, the applicable Issuing Bank may assume that all such conditions have been satisfied. The Borrower requesting the issuance of any Letter of Credit may cancel such request to issue such Letter of Credit at any time prior to the actual issuance thereof by providing the applicable Issuing Bank with written notice thereof; provided, that, for the avoidance of doubt, the Borrower shall remain liable to such Issuing Bank for all costs and expenses reasonably Incurred by such Issuing Bank in connection therewith. Unless cash collateralized in a manner satisfactory to the relevant Issuing Bank or other arrangements satisfactory to the relevant Issuing Bank (in such Issuing Bank’s sole discretion) with respect thereto have been made as provided below and a later date is otherwise agreed to by the applicable Issuing Bank, each Letter of Credit shall have an expiration date no later than five (5) Business Days before the Commitment Termination Date. Each Issuing Bank that issues a Letter of Credit agrees to issue amendments to any Letter of Credit increasing its amount, or extending its expiration date, at the request of the Borrower, subject to the conditions precedent set forth in Section 4.2 (which each Issuing Bank may assume are satisfied unless notified otherwise by the Administrative Agent in accordance with this Section 2.12(b)) and the other terms and conditions of this Section 2.12.
(ii)    If the Borrower so requests in any applicable Application and, in any event, in the case of Letters of Credit with a one-year tenor, the relevant Issuing Bank may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that (A) any such Auto-Extension Letter of Credit must permit the Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued (and, unless an Event of Default is continuing, such Issuing Bank shall give such notice of non-extension to the beneficiary if so directed by the Borrower) and (B) the Issuing Bank will not permit the extension of any Letter of Credit that would result in the expiration date of such Letter of Credit being later than the date that is five (5) Business Days prior to the Commitment Termination Date, unless such Letter of Credit is cash collateralized or other arrangements satisfactory to the relevant Issuing Bank (in such Issuing Bank’s sole discretion) with respect thereto have been made as provided below and a later date is otherwise agreed to by the applicable Issuing Bank. Unless otherwise notified to the Borrower by the applicable Issuing Bank, the Borrower shall not be required to make a specific request to the Issuing Bank for any such extension. Once an Auto-Extension

Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the earlier of (A) one year from the date of such issuance or an anniversary of any such extension and (B) the date that is five (5) Business Days prior to the Commitment Termination Date (unless such Letter of Credit is cash collateralized or other arrangements satisfactory to the relevant Issuing Bank (in such Issuing Bank’s sole discretion) with respect thereto have been made as provided below and a later date is otherwise agreed to by the applicable Issuing Bank); provided that such Issuing Bank shall not permit any such extension if (x) such Issuing Bank has determined that it would have no obligation at such time to issue such Letter of Credit in its extended form under the terms hereof (by reason of the provisions of Section 2.12 or otherwise), or (y) it has received notice on or before the day that is two (2) Business Days before the date which has been agreed upon pursuant to the proviso of the first sentence of this Section 2.12(b)(ii), from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.2 are not then satisfied. Notwithstanding anything to the contrary herein, any Letter of Credit (including an Auto-Extension Letter of Credit) may have an expiration date later than the date that is five (5) Business Days before the Commitment Termination Date, if (A) the Borrower requesting such Letter of Credit shall provide, no later than the Commitment Termination Date, (x) cash collateral to the applicable Issuing Bank in an amount equal to 105% of the undrawn face amount of such Letter of Credit or (y) a back-to-back letter of credit in form and substance satisfactory to the applicable Issuing Bank (in its sole discretion) in an amount equal to 105% of the undrawn face amount of such Letter of Credit from a bank or financial institution reasonably satisfactory to the applicable Issuing Bank and which provides that such Issuing Bank may make a drawing thereunder in the event that such Issuing Bank pays a drawing under such Letter of Credit or (B) other arrangements satisfactory to the applicable Issuing Bank in its sole discretion shall have been made with respect to such Letter of Credit; provided, each Lender’s participation under Section 2.12(d) in any such Letter of Credit shall revert to such Issuing Bank on the Commitment Termination Date, and no Lender shall be entitled to any Letter of Credit fees pursuant to Section 3.1(b) on and after the Commitment Termination Date.
(c)    Reimbursement Obligations, etc.
(i)    The Borrower hereby irrevocably and unconditionally agrees to reimburse each Issuing Bank for each payment or disbursement made by such Issuing Bank under a Letter of Credit requested by the Borrower (a “Reimbursement Obligation”) within two (2) Business Days of the date that the Borrower receives notice from such Issuing Bank that such draft has been paid or such other payment has been made (and such Issuing Bank hereby agrees to give the Borrower such notice within one (1) Business Day after such draft is drawn or such other payment is made, provided, however, that the failure of such Issuing Bank to provide notice within such time period shall not release Borrower from its Reimbursement Obligations). Reimbursement Obligations may be reimbursed by the Borrower with either funds not borrowed hereunder or with a Borrowing of Loans in accordance with Section 2.3 (including paragraph (e) thereof) and subject to the other applicable terms and conditions contained in this Agreement. Reimbursement Obligations shall bear interest (which the Borrower hereby promises to pay) from and after the date such draft is paid or other payment is made until (but excluding the date) such Reimbursement Obligation is paid at the lesser of (A) the Highest Lawful Rate and (B) the Base Rate plus the Applicable Margin (in the case of a Reimbursement Obligation payable in Dollars) or the rate of interest that would then be applicable hereunder to an Eurodollar Loan with an Interest Period of one month plus the Applicable Margin, in each case so long as such Reimbursement Obligation shall not be past due, and thereafter at the default rate per annum as set forth in Section 2.7(c), whether or not the Commitment Termination Date shall have occurred.
(ii)    In determining whether to honor any drawing under any Letter of Credit by the beneficiary(ies) thereof, the parties hereto agree that, with respect to drafts or other documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its reasonable discretion, either accept and make payment upon such drafts or other documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. For the avoidance of doubt, the parties hereto further acknowledge and agree that in respect of any Letter of Credit that contains a non-documentary condition, including any determination as to whether the Borrower or other Person performed or failed to perform obligations under any contract, the applicable Issuing Bank shall deem such condition as not stated and shall disregard such condition.
(iii)    The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its or any Credit Party’s use of such Letter of Credit. Neither an Issuing Bank nor any of its respective officers or directors shall be liable or responsible for: (a) the use which may be made of any Letter of Credit or any proceeds therefrom or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; or (c) any other circumstances (whether or not similar to any of the foregoing) whatsoever in making or failing to make payment under any Letter of Credit, including such Issuing Bank’s own negligence, but not for such Issuing Bank’s gross negligence or willful misconduct.
(iv)    The Borrower agrees for the benefit of each Issuing Bank and each Lender that, notwithstanding any provision of any Application, the obligations of the Borrower under this Section 2.12(c) and each applicable Application shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement and each applicable Application under all circumstances whatsoever (other than the defense of payment in full in accordance with this Agreement), including, the following circumstances (subject in all cases to the defense of payment in full in accordance with this Agreement):
(A)    any lack of validity or enforceability of any of the L/C Documents;
(B)    any amendment or waiver of or any consent to depart from all or any of the provisions of any of the L/C Documents;
(C)    the existence of any claim, set-off, defense or other right the Borrower or any Subsidiary may have at any time against a beneficiary of a Letter of Credit (or any person for whom a beneficiary may be acting), an Issuing Bank, any Lender or any other Person, whether in connection with this Agreement, another L/C Document or any unrelated transaction;
(D)    any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
(E)    payment by any Issuing Bank under a Letter of Credit against presentation to such Issuing Bank of a draft or certificate that does not comply with the terms of the Letter of Credit; or
(F)    any other act or omission to act or delay of any kind by any Issuing Bank, any Lender or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this Section 2.12(c), constitute a legal or equitable discharge of the Borrower’s obligations hereunder or under an Application;

provided, however, the foregoing shall not be construed to excuse an Issuing Bank from liability to the Borrower to the extent of any direct damages (but excluding special, indirect, consequential or punitive damages, which are hereby waived to the extent not prohibited by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s gross negligence or willful misconduct as found in a final non-appealable judgment of a court of competent jurisdiction.
(d)    The Participating Interests. Immediately upon the issuance or increase of each Letter of Credit, without any further action by any Person, each Lender severally and not jointly shall be deemed to have purchased from each Issuing Bank, and such Issuing Bank shall be deemed to have sold to each Lender, an undivided percentage participating interest, to the extent of its Applicable Percentage in each Letter of Credit issued or increased by, and Reimbursement Obligation owed to, such Issuing Bank in connection with a Letter of Credit. Upon any failure by the Borrower to pay any Reimbursement Obligation in connection with a Letter of Credit issued by an Issuing Bank at the time required in Sections 2.12(c) and 2.3(e), or if such Issuing Bank is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment by the Borrower of any Reimbursement Obligation in connection with a Letter of Credit, such Issuing Bank shall promptly give notice of same to the Administrative Agent and the Administrative Agent shall promptly give notice thereof to each Lender. Such Issuing Bank shall have the right to require each Lender to fund its participation in such Reimbursement Obligation. Each Lender (except the Issuing Bank that issued such Letter of Credit, if it is also a Lender) shall pay to the Administrative Agent for the account of the applicable Issuing Bank an amount equal to such Lender’s Applicable Percentage of such unpaid or recaptured Reimbursement Obligation not later than the Business Day it receives notice from the Administrative Agent to such effect, if such notice is received before 2:00 P.M., or not later than the following Business Day if such notice is received after such time. The Administrative Agent shall promptly pay such amounts to such Issuing Bank. If a Lender fails to pay timely such amount to the Administrative Agent for the account of the applicable Issuing Bank, it shall also pay to the Administrative Agent for the account of the applicable Issuing Bank interest on such amount accrued from the date payment of such amount was made by such Issuing Bank to the date of such payment by the Lender at a rate per annum equal to the Base Rate in effect for each such day and only after such payment shall such Lender be entitled to receive its Applicable Percentage of each payment received on the relevant Reimbursement Obligation and of interest paid thereon. The Administrative Agent shall promptly pay such amounts to such Issuing Bank. The several obligations of the Lenders to the Issuing Banks under this Section 2.12(d) shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment any Lender may have or have had against the Borrower, any Issuing Bank, any other Lender or any other Person whatsoever including any defense based on or related to (i) the failure of the demand for payment under the Letter of Credit to conform to the terms of such Letter of Credit, (ii) the legality, validity, regularity or enforceability of such Letter of Credit, (iii) force majeure or (iv) ANY DEFENSE RESULTING FROM AN ISSUING BANK’S OWN SIMPLE OR CONTRIBUTORY NEGLIGENCE. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any subsequent reduction or termination of any Commitment of a Lender, and each payment by a Lender under this Section 2.12 shall be made without any offset, abatement, withholding or reduction whatsoever.
(e)    Letter of Credit and Reimbursement Obligation Amounts. Unless otherwise specified herein, the amount of a Letter of Credit or Reimbursement Obligation at any time shall be deemed to be, respectively, the stated amount of such Letter of Credit in effect at such time or the amount of Reimbursement Obligation outstanding at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Application related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
(f)    Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance (or increase or extension) of Letters of Credit for the account of its Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the issuance (or increase or extension) of such Letters of Credit and the businesses of such Subsidiaries.
(g)    Letter of Credit Fronting Exposure. If, at any time there shall exist any Fronting Exposure with respect to Letters of Credit, then the Borrower shall, if the full amount of such Fronting Exposure has not been reallocated pursuant to Section 2.16(a)(iv), promptly upon the request of the Administrative Agent or the applicable Issuing Bank, take one or more of the following actions as the Borrower may elect: (i) deliver to the Administrative Agent cash (with respect to each Letter of Credit in the same currency as the currency in which such Letter of Credit is issued) or Cash Equivalent Collateral to secure such unallocated Fronting Exposure in accordance with Section 8.4(b) and/or (ii) enter into other arrangements satisfactory to such Issuing Bank (in such Issuing Bank’s sole discretion, including pursuant to Section 9.5) with the Issuing Bank to eliminate such Fronting Exposure.
Section 2.13    Reductions and Terminations of the Commitments. The Borrower shall have the right at any time and from time to time, upon three (3) Business Days’ prior and irrevocable written notice (provided, such notice may be conditioned upon the effectiveness of other credit facilities or the closing of one or more securities offerings, in which case such notice shall be deemed rescinded if such condition shall fail to be satisfied by the proposed Closing Date of such commitment termination, provided, further, that upon any such rescission, the Borrower shall be liable for any breakage fees and funding losses that are required to be paid pursuant to Section 2.11) to the Administrative Agent, to terminate or reduce the Commitments, in each case without premium or penalty and in whole or in part, with any partial reduction (i) to be in an amount not less than $1,000,000 as determined by the Borrower and in integral multiples of $1,000,000 in excess thereof and (ii) as to the Commitments, to be allocated ratably among the Lenders in proportion to their respective Commitments; provided, that the Revolving Credit Commitment Amount may not be reduced to an amount less than the aggregate Revolving Credit Exposure of all Lenders, after giving effect to payments on such proposed termination or reduction date; provided, however, that for purposes of determining the amount of L/C Obligations in the immediately preceding proviso, such L/C Obligations may be reduced on a dollar-for-dollar basis by the amount of (a) cash and Cash Equivalent Collateral deposited with the Administrative Agent for the purpose of securing such L/C Obligations and (b) the face amount of back-to-back letters of credit issued in connection with one or more Letters of Credit included in such L/C Obligations by a bank(s) or financial institution(s) whose short-term unsecured debt rating is rated A or above by either S&P or Moody’s or such other bank(s) or financial institution(s) satisfactory to the Required Lenders with an expiration date of at least five (5) days after the expiration date of the applicable backstopped Letter of Credit and which provides that the Administrative Agent may make a drawing thereunder in the event that a drawing is made under the applicable backstopped Letter of Credit. The Administrative Agent shall give prompt notice to each Lender of any such termination or reduction of the Commitments. Any termination of Commitments pursuant to this Section 2.13 is permanent and may not be reinstated.
Section 2.14    Incremental; Increase of the Commitments.
(a)    The Borrower shall have the right to increase the Commitment by obtaining additional Commitments, either from one or more of the Lenders or another lending institution provided that, (i) the Borrower must deliver any request for an increase in writing to the Administrative Agent no later than ten (10) Business Days prior to the proposed incurrence of the increased Commitment, (ii) any such request for an increase shall be in a minimum amount of $5,000,000, (iii) after giving effect thereto, the sum of the total of the incremental Commitments does not exceed $75,000,000 and the sum of the aggregate Commitments under the Facility does not exceed $200,000,000, (iv) the Administrative Agent and the Issuing Banks have approved the identity of any such new Lender, such approvals not to be unreasonably withheld, (v) any such new Lender assumes all of the rights and obligations of a “Lender” hereunder, and (vi) the procedure described in Section 2.14(b) has been satisfied. Nothing contained in this Section 2.14 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time.
(b)    Any amendment required hereto for such an increase in the Commitments pursuant to this Section 2.14 shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrower and each Lender being added or increasing its Commitment. As a condition precedent to such an increase or addition, the Borrower shall deliver to the Administrative Agent (i) a certificate of each Credit Party signed by an authorized officer of such Credit Party (A) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such increase, and (B) in the case of the Borrower, certifying that, before and after giving effect to such increase or addition, (1) the representations and warranties contained in Article V and the other Credit Documents are true and correct in all material respects with the same effect as though made on and as of the date of such increase or addition (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects), (2) no Default exists and (3) the Borrower is in compliance (on a Pro Forma Basis after giving effect to any additional Borrowings to be made on the effective date of such increase or addition) with any then operative covenant contained in Sections 7.3 and 7.7 and (ii) legal opinions and documents consistent with those delivered on the Closing Date, to the extent reasonably requested by the Administrative Agent.
(c)    On the effective date of any such increase or addition, (i) any Lender increasing (or, in the case of any newly added Lender, extending) its Commitment shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase or addition and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Loans of all the Lenders to equal its revised Applicable Percentage of such outstanding Loans, and the Administrative Agent shall make such other adjustments among the Lenders with respect to the Loans then outstanding and amounts of principal, interest, Commitment Fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation and (ii) to the extent necessary to implement the matters set forth in clause (i) above, the Borrower shall be deemed to have repaid and reborrowed all outstanding Loans as of the date of any increase (or addition) in the Commitments (with such reborrowing to consist of the Types of Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower, in accordance with the requirements of Section 2.3). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Eurodollar Loan, shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.11 if the deemed payment occurs other than on the last day of the related Interest Periods. Within a reasonable time after the effective date of any increase or addition, the Administrative Agent shall, and is hereby authorized and directed to, revise Annex 1 to reflect such increase or addition and shall distribute such revised

Annex 1 to each of the Lenders and the Borrower, whereupon such revised Annex 1 shall replace the old Annex 1 and become part of this Agreement.
Section 2.15    Alternative Rate of Interest.
(a)    If prior to the commencement of any Interest Period for a Eurodollar Borrowing:
(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBOR or the LIBOR, as applicable (including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis) for such Interest Period; or
(ii)    the Administrative Agent is advised by the Required Lenders that the Adjusted LIBOR or LIBOR, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period, then the Administrative Agent shall give notice thereof to the Borrower and the Lenders via telephone or Electronic Platform or electronic mail as provided in Section 11.7 as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, the provisions of clause (c) of this Section 2.15 shall apply.
(b)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 2.15(a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause Section 2.15 (a)(i) have not arisen but the supervisor for the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement (w) that the administrator of the LIBOR Screen Rate is insolvent, (x) identifying a specific date when the LIBOR Screen Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator identified by it), (y) identifying a specific date when the LIBOR Screen Rate will permanently or indefinitely cease to be published or (z) identifying a specific date after which the LIBOR Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBOR that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 9.2, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest and other related changes (including, to the extent necessary, corresponding changes to the definition of “Applicable Margin” and other definitions referenced therein) is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment.
(c)    Until an alternative rate of interest shall be determined in accordance with Section 2.15(a) or Section 2.15(b) above (but, in the case of the circumstances described in sub-sections (w), (x) and (y) of the first sentence of Section 2.15(b)(ii), only to the extent the LIBOR Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (y) if any Notice of Borrowing Request requests a Borrowing of a Eurodollar Loan, such Borrowing shall be made as an Base Rate Loan, provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
Section 2.16    Defaulting Lenders.
(a)    Adjustments. Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(i)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement or any other Credit Document shall be restricted as set forth in Section 11.10(a).
(ii)    Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 11.6), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks hereunder; third, if so determined by the Administrative Agent or requested by the Issuing Banks, to be held as collateral for future funding obligations of such Defaulting Lender of any participation in any Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to a Credit Party as a result of any judgment of a court of competent jurisdiction obtained by such Credit Party against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Reimbursement Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans or Reimbursement Obligations were made at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Reimbursement Obligations owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Reimbursement Obligations owed to, such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held to be applied) pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and such Defaulting Lender shall have no recourse to any Credit Party for the payment of such amounts, and each Lender irrevocably consents hereto and the application of such payments in accordance with this Section 2.16(a)(ii) shall not constitute an Event of Default or a Default, and no payment of principal of or interest on the Loans of such Defaulting Lender shall be considered to be overdue for purposes of any Credit Document, if, had such payments been applied without regard to this Section 2.16(a)(ii), no such Event of Default or Default would have occurred and no such payment of principal of or interest on the Loans of such Defaulting Lender would have been overdue.

(iii)    Certain Fees. The Commitment Fees under Section 3.1(a) shall cease to accrue on the Commitment of such Defaulting Lender and such Defaulting Lender shall not be entitled to receive any letter of credit fees under Section 3.1(b), in each case for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fees that otherwise would have been required to have been paid to such Defaulting Lender).
(iv)    Reallocation of Percentages to Reduce Fronting Exposure. During any period in which there is a Lender that is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender that is a Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.12, the “Commitment” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of such Defaulting Lender; provided that, the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit shall not exceed the positive difference, if any, of (A) the Commitment of such non-Defaulting Lender minus (B) the Revolving Credit Exposure of such non-Defaulting Lender.
(b)    Defaulting Lender Cure. If the Borrower, the Administrative Agent, and with respect to a Lender and the Issuing Banks agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the Closing Date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any collateral), such Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the outstanding Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their respective Commitments (without giving effect to Section 2.16(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Credit Party while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder in any Lender’s status from Defaulting Lender to non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(c)    No Waiver. The rights and remedies against, and with respect to, a Defaulting Lender under this Section 2.16(c) are in addition to, and cumulative and not in limitation of, all other rights and remedies that the Administrative Agent and each Lender, Issuing Bank, the Borrower or any other Credit Party may at any time have against, or with respect to, such Defaulting Lender.
ARTICLE III
FEES AND PAYMENTS
Section 3.1    Fees.
(a)    Commitment Fees. The Borrower agrees to pay, during the period from and including the Closing Date to but excluding the date on which such Commitment terminates, to the Administrative Agent for the ratable account of each Lender a commitment fee (the “Commitment Fee”), which shall accrue at the rate of 0.50% per annum payable quarterly in arrears, commencing with the Closing Date, on the daily unused amount of the Commitment of such Lender in the quarter ending on the date that such Commitment Fee is payable. Such Commitment Fee shall step down to 0.25% for a quarter if the average utilization of the Facility in the immediately preceding quarter is greater than 50% of the Commitments. Such Commitment Fee shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)    Letter of Credit Fees. Commencing March 31, 2019, and thereafter on the last day of each March, June, September and December, the Borrower shall pay to the Administrative Agent quarterly in arrears, for the period until the next Letter of Credit fee payment date, for the ratable account of the Lenders, a non-refundable fee payable in Dollars on the aggregate undrawn amount on all outstanding Letters of Credit at a rate per annum equal to the Applicable Margin on Eurodollar Loans then in effect calculated on the basis of a 360 day year and actual days elapsed and based on the then scheduled expiration date of the Letter of Credit. The Borrower shall pay to each Issuing Bank, a fronting fee at a mutually acceptable rate with respect to the issuance of each Letter of Credit issued by such Issuing Bank.
(c)    Administrative Agent Fees. The Borrower shall pay, or cause to be paid, to the Administrative Agent the administrative agency fees from time to time agreed to by the Borrower and the Administrative Agent in the manner provided by such other agreement.
Section 3.2    Place and Application of Payments.
(a)    All payments of principal of and interest on the Loans, Reimbursement Obligations and all fees and other amounts payable by any Credit Party under the Credit Documents shall be made free and clear of any set-off, counterclaim or defense by such Credit Party to the Administrative Agent (or, in the case of any Reimbursement Obligations, customary issuance and administrative fees, fronting fees and expenses in respect of Letters of Credit described in Section 3.1(b), to the applicable Issuing Bank), for the benefit of the Lenders and the Issuing Banks entitled to such payments, in immediately available funds on the due date thereof no later than 2:00 P.M. in the applicable Administrative Agent’s Account or such other location as the Administrative Agent may designate in writing to the Borrower in the applicable Administrative Agent’s Account. Any payments received by the Administrative Agent from any Credit Party after the time specified in the preceding sentence shall be deemed to have been received on the next Business Day. The Administrative Agent will, on the same day each payment is received or deemed to have been received in accordance with this Section 3.2, cause to be distributed like funds in like currency to (i) each Lender owed an Obligation for which such payment was received, pro rata based on the respective amounts of such type of Obligation then owing to each Lender, and (ii) each Issuing Bank entitled thereto.
(b)    If any payment received by the Administrative Agent under any Credit Document is insufficient to pay in full all Obligations then due and payable under the Credit Documents, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent in the order set forth in Section 8.7. In calculating the amount of Obligations owing each Lender other than for principal and interest on Loans and Reimbursement Obligations and fees under Section 3.1, the Administrative Agent shall only be required to include such other Obligations that Lenders have certified to the Administrative Agent in writing are due to such Lenders.
Section 3.3    Withholding Taxes.
(a)    Payments Free of Withholding. Except as otherwise required by law, each payment by or on behalf of the Borrower to any Lender, any Issuing Bank or the Administrative Agent under this Agreement or any other Credit Document shall be made without deduction or withholding for or on account of any Taxes. If any such deduction or withholding is so required by law (as determined in good faith by an applicable withholding agent), the applicable withholding agent shall make the deduction or withholding and pay the amount withheld to the appropriate Governmental Authority within the time allowed. Moreover, in the case of any such present or future Taxes imposed by or within the jurisdiction in which the Borrower is organized, any jurisdiction from which the Borrower makes any payment under this Agreement or any other Credit Document, or (in each case) any political subdivision or taxing authority thereof or therein, excluding, in the case of each Lender, each Issuing Bank and the Administrative Agent, the following Taxes

(whether imposed on or with respect to such Lender, Issuing Bank or Administrative Agent or required to be withheld or deducted from any payment by or on account of any obligation of the Borrower under any Credit Document):
(i)    Taxes imposed on, based upon, or measured by such Lender’s, such Issuing Bank’s or the Administrative Agent’s net income, profits, gains, overall revenues or receipts, and branch profits, franchise and similar Taxes imposed on it, in each case, as a result of a present or former connection between the taxing jurisdiction and such Lender, such Issuing Bank (including in each case any applicable lending office) or Administrative Agent, or any owner or affiliate thereof, as the case may be, other than connections arising from such Lender’s, such Issuing Bank’s or the Administrative Agent’s having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Credit Document, or sold or assigned an interest in any Loan or Credit Document;
(ii)    Taxes imposed (other than pursuant to FATCA) by the United States of America (or any political subdivision thereof or tax authority therein) on or with respect to a Lender, Issuing Bank or Administrative Agent, except to the extent that such tax is imposed as a result of any Change in Law (x) after the date hereof, in the case of each Lender, Issuing Bank or Administrative Agent originally a party hereto, (y) in the case of any Lender or other Issuing Bank or Administrative Agent, after the date on which it becomes a Lender, Issuing Bank, or Administrative Agent, as the case may be (unless such Lender or Issuing Bank acquired its interest following a request by the Borrower under Section 9.5) or (z) after the designation by such Lender, such Issuing Bank or the Administrative Agent of a new Lending Office (other than pursuant to this Section 3.3(a) or Section 9.2(c)) and except to the extent that amounts with respect to such Taxes were payable either to such Lender’s or other Issuing Bank’s assignor immediately before such Lender or Issuing Bank became a party hereto or to such Lender or Issuing Bank immediately before it changed its lending office;
(iii)    Withholding Taxes imposed by the United States of America pursuant to FATCA; or
(iv)    Taxes which would not have been imposed but for (a) the failure of such Lender, such Issuing Bank or the Administrative Agent, as the case may be, to provide on a timely basis (I) the applicable forms prescribed by the Internal Revenue Service, as required pursuant to Section 3.3(b) and Section 3.3(d), or (II) any other form, certification, documentation or proof which is reasonably requested by the Borrower or the Administrative Agent or (b) a determination by a taxing authority or a court of competent jurisdiction that a form, certification, documentation or other proof provided by such Lender, such Issuing Bank or the Administrative Agent to establish an exemption from such tax, assessment or other governmental charge is false or not properly completed,
(all present or future Taxes, other than the Taxes described in the preceding clauses (i) through (iv), “Indemnified Taxes”), the Borrower shall forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender, each Issuing Bank and the Administrative Agent is free and clear of such Taxes that are Indemnified Taxes (including Indemnified Taxes on such additional amount) and is equal to the amount that such Lender, such Issuing Bank or the Administrative Agent (as the case may be) would have received had no deduction or withholding of any Indemnified Taxes been made. If the Borrower pays any such Taxes pursuant to this Section 3.3, or any penalties or interest in connection therewith, it shall deliver official tax receipts evidencing the payment or certified copies thereof, or other evidence of payment if such tax receipts have not yet been received by the Borrower (with such tax receipts to be delivered within thirty (30) days after being actually received), to the Lender, Issuing Bank or the Administrative Agent on whose account such withholding was made (with a copy to the Administrative

Agent if not the recipient of the original) within thirty (30) days of such payment. If the Administrative Agent, any Issuing Bank or any Lender pays any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.3) or any penalties or interest in connection therewith, the Borrower shall reimburse the Administrative Agent, that Issuing Bank or that Lender for the payment in the currency in which such payment was made and any reasonable expenses arising therefrom or with respect thereto within ten (10) days after demand therefor, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by any Issuing Bank or any Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of any Issuing Bank or any Lender, shall be conclusive absent manifest error. If the Borrower is or will be required to pay an additional amount to a Lender, an Issuing Bank or the Administrative Agent pursuant to this Section 3.3(a), then such payee shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such payee such designation or assignment (i) would eliminate or reduce amounts payable pursuant to this Section 3.3(a) in the future and (ii) would not subject such payee to any unreimbursed cost or expense and would not otherwise be disadvantageous to such payee. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by a Lender, an Issuing Bank or the Administrative Agent in connection with any such designation or assignment.
(b)    U.S. Withholding Tax Exemptions.
(i)    Any Lender or Issuing Bank that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender or Issuing Bank, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender or Issuing Bank is subject to withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (ii)(A) and (B) of this Section) shall not be required if in the Lender’s or the Issuing Bank’s reasonable judgment such completion, execution or submission would subject such Lender or Issuing Bank to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender or Issuing Bank.
(ii)    Without limiting the generality of the foregoing, in the event that the Borrower is a United States person (as such term is defined in Section 7701(a)(30) of the Code):
(A)    Any Lender or Issuing Bank that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent on or about the date on which such Lender or Issuing Bank becomes a Lender or Issuing Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of United States Internal Revenue Service Form W-9 certifying that such Lender or Issuing Bank is exempt from United States federal backup withholding tax;
(B)    Any Lender or Issuing Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) (a “Foreign Lender”) shall submit to the

Borrower and the Administrative Agent on or about the date on which such Foreign Lender becomes a Lender or Issuing Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)    In the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed copies of United States Internal Revenue Service Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, United States Internal Revenue Service Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    Executed copies of United States Internal Revenue Service Form W-8ECI;
(3)    In the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 3.3A to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of United States Internal Revenue Service Form W-8BEN or W-8BEN-E; or
(4)    To the extent a Foreign Lender is not the beneficial owner, executed copies of United States Internal Revenue Service Form W-8IMY, accompanied by United States Internal Revenue Service Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.3B or Exhibit 3.3C, United States Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.3D on behalf of each such direct and indirect partner;
(iii)    Upon the request of the Borrower or the Administrative Agent, each Foreign Lender or Issuing Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent properly completed and duly executed copies of any additional forms of the United States Internal Revenue Service (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) that the Borrower believes to be reasonably necessary to accomplish exemption from (or a reduced rate of) withholding obligations under then-applicable United States law or that the Administrative Agent believes to be necessary to facilitate the Administrative Agent’s performance under this Agreement; provided that the submission of such documentation shall not be required if in the Lender’s or Issuing Bank’s reasonable judgment such submission would subject such Lender or Issuing Bank to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender or Issuing Bank.
(iv)    Each Lender and Issuing Bank agrees that if any form or certification it previously delivered expires or becomes obsolete in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(c)    Inability of Lender to Submit Forms. If any Lender or Issuing Bank determines in good faith that (i) it is not legally able to submit to the Borrower or Administrative Agent any form or certificate that such Lender or Issuing Bank is obligated to submit pursuant to Section 3.3(b), (ii) it is required to withdraw or cancel any such form or certificate previously submitted, or (iii) any such form or certificate otherwise becomes ineffective or inaccurate, such Lender or Issuing Bank shall promptly notify the Borrower and Administrative Agent of such fact, and such Lender or Issuing Bank shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.
(d)    FATCA Compliance. If any payment required to be made to any Lender or Issuing Bank under this Agreement or any other Credit Document would be subject to Taxes imposed by the United States of America pursuant to FATCA as a result of such Lender, or Issuing Bank failing to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or Issuing Bank shall submit to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender or Issuing Bank has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.3(d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(e)    Refund of Taxes. If any Lender, Issuing Bank or the Administrative Agent determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Tax or any tax referred to in Section 11.3, in either case, with respect to which the Borrower has paid any amount pursuant to this Section 3.3 or Section 11.3, such Lender, such Issuing Bank or the Administrative Agent shall pay the amount of such refund net of all out-of-pocket expenses (including Taxes) of such Lender, such Issuing Bank or the Administrative Agent and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). The Borrower, upon the request of such Lender, Issuing Bank or the Administrative Agent, shall repay to such Lender, Issuing Bank or the Administrative Agent the amount paid over pursuant to this Section 3.3(e) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender, Issuing Bank or the Administrative Agent is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.3(e), in no event will such Lender, Issuing Bank or the Administrative Agent be required to pay an amount pursuant to this paragraph (e) the payment of which would place such Lender, Issuing Bank or the Administrative Agent in a less favorable net after-Tax position than such party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any Lender, Issuing Bank or the Administrative Agent to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

(f)    Indemnification by Lenders. Each Lender and Issuing Bank shall severally indemnify the Administrative Agent, within ten (10) days after written demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Borrower to do so) and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.10 relating to the maintenance of a Participant Register, in either case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (f).
(g)    FATCA Certification. Each Foreign Lender hereby represents and warrants that it is entitled to complete exemption from U.S. federal withholding tax under FATCA with respect to payments to be received pursuant to any Credit Document (as if such payments were U.S. source), and agrees to use its reasonable best efforts to maintain such exemption. In the event that any Foreign Lender ceases to maintain such exemption, it shall promptly so notify the Borrower and the Administrative Agent in writing.
(h)    Survival. Each party’s obligations under this Section 3.3 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the Issuing Bank, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document.
ARTICLE IV
CONDITIONS PRECEDENT
Section 4.1    Closing Date. This Agreement shall be effective upon the satisfaction of the following conditions precedent.
(a)    Executed Credit Agreement. The Administrative Agent shall have received (including by facsimile or other electronic means) duly executed signature pages from each party to this Agreement.
(b)    Executed Credit Documents. The Administrative Agent shall have received (including by facsimile or other electronic means) (x) the duly executed Guaranty and Collateral Agreement, and Collateral Vessel Mortgages covering each Closing Date Collateral Vessel in form and substance reasonably satisfactory to the Security Trustee and any other Collateral Document required to be delivered on or prior to the Closing Date pursuant to the Credit Documents, any Notes requested pursuant to Section 2.8(e) prior to the Closing Date, and (y) the following all in form and substance reasonably satisfactory to the Administrative Agent:
(i)    Secretary’s Certificates of the Credit Parties. Certificates of the secretary, assistant secretary (or, if a Credit Party does not have a secretary or assistant secretary, any other Person duly authorized to execute such a certificate on behalf of such Credit party including a member of such Credit Party) or Authorized Officer containing specimen signatures of the persons authorized to execute Credit Documents to which such Credit Party is a party or any other documents provided for herein or therein, together with (A) copies of resolutions of the Board of Directors or other appropriate governing body of such Credit Party authorizing the execution and delivery of the Credit Documents to which it is a party and (B) copies of such Credit Parties’ constituent organizational documents;
(ii)    Good Standing Certificates of the Credit Parties. For each Credit Party, a certificate of good standing (or the equivalent) from the appropriate governing agency of such Credit Party’s jurisdiction of organization (to the extent the concept of good standing is applicable in such jurisdiction).
(iii)    Regulatory Filings and Approvals. Copies of all necessary governmental and third party approvals, registrations, and filings in respect of the transactions contemplated by this Agreement;
(iv)    Insurance Certificate. An insurance certificate dated not more than ten (10) Business Days prior to the Closing Date describing in reasonable detail the insurance maintained by, or on behalf of, the Borrower and its Restricted Subsidiaries and in respect of the Closing Date Collateral Vessels as of the Closing Date and evidence satisfactory to the Administrative Agent that the requirements in Section 6.5 are satisfied;
(v)    Opinions of Counsel. A written opinion of (A) Milbank LLP, counsel for the Credit Parties, addressed to the Administrative Agent and the Lenders and dated the Closing Date, covering such matters relating to the Credit Parties and the Credit Documents as are usual and customary in respect of the transaction contemplated by this Agreement, (B) Jones Walker LLP, special maritime counsel with respect to the Collateral Vessel Mortgages, (C) Homer Bonner Jacob, Florida counsel for the Credit Parties and (D) Marjorie Rawls Roberts, P.C., U.S. Virgin Islands counsel for the Credit Parties.
(vi)    Closing Certificate. A certificate of an Authorized Officer of the Borrower as to the satisfaction of all conditions set forth in Sections 4.1(c) and (d);
(vii)    Vessel Matters. Each of the following for each Closing Date Collateral Vessel:
(A)    certificates of ownership from appropriate authorities showing (or confirmation updating previously reviewed certificates and indicating) the registered ownership of such Closing Date Collateral Vessel;
(B)    the results of maritime registry searches with respect to such Closing Date Collateral Vessel, indicating no record liens other than Permitted Liens;
(C)    a report, in form and scope reasonably satisfactory to the Administrative Agent, from Aon or such other firm of independent insurance brokers as is reasonably acceptable to the Administrative Agent with respect to the insurance maintained by, or on behalf of, the Borrower in respect of such Closing Date Collateral Vessel, together with a certificate from such broker certifying that the Borrower and its Restricted Subsidiaries have the Required Insurance with respect to Closing Date Collateral Vessels as of the Closing Date; and
(D)    a desktop appraisal report dated as of a date prior to the Closing Date acceptable to the Administrative Agent from an Approved Appraiser stating the current fair market value, as of the date of such report, of the Closing Date Collateral Vessels and demonstrating that the Collateral Coverage Ratio, as of the Closing Date is not less than the Minimum Collateral Coverage Ratio.
(viii)    UCC-1s; UCC Searches. Each of the following:

(A)    financing statements on Form UCC-1 in proper form for filing under the UCC in each jurisdiction as may be necessary, or in the reasonable opinion of the Security Trustee desirable, to perfect the security interests purported to be created by the Guaranty and Collateral Agreement to the extent such perfection is required by the Guaranty and Collateral Agreement; and
(B)    appropriate UCC search results in respect of the Credit Parties, as may be reasonably requested by the Security Trustee reflecting no prior Liens encumbering the properties of any Credit Party, other than those which shall be released prior to or contemporaneously with the Closing Date and Permitted Liens.
(ix)    Pro Forma Financial Statements. The Pro Forma Financial Statements, which shall be in form reasonably satisfactory to the Administrative Agent.
(x)    Solvency Certificate. A solvency certificate from the chief financial officer or controller (or other financial officer) of the Borrower, dated as of the Closing Date, setting forth the conclusion that, immediately after giving effect to the Incurrence of all the financings contemplated hereby, the Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent.
(c)    True and Correct Representations and Warranties. Each of the representations and warranties of the Borrower and its Restricted Subsidiaries set forth herein and in the other Credit Documents shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of the Closing Date, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date.
(d)    No Default. No Default or Event of Default shall have occurred and be continuing.
(e)    Fees. On or before the Closing Date, the Lenders, the Administrative Agent and the Arrangers shall have received all fees and (to the extent invoiced at least two (2) Business Days prior to the Closing Date) all reasonable and documented out-of-pocket expenses then due and owing to the Administrative Agent, the Lenders, and the Arrangers pursuant to this Agreement and as otherwise agreed in writing by the Borrower.
(f)    KYC, AML and Related Materials. The Administrative Agent, the Issuing Banks and the Lenders shall have received all documentation and other information required by regulatory authorities with respect to the Credit Parties under applicable “know your customer” and anti-money laundering rules and regulations including, without limitation, the Patriot Act and (to the extent applicable to the Borrower) the Beneficial Ownership Regulations, that has been reasonably requested by the Administrative Agent and/or the Lenders a reasonable period in advance of the Closing Date.
(g)    Other. The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
The Administrative Agent (or at the Administrative Agent’s direction, its counsel) shall notify the Borrower and the Lenders of the Closing Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 11.11) at or prior to 2:00 p.m., New York City time, on March 19, 2019 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

Section 4.2    All Credit Extensions. The obligation of each Lender to make any advance of any Loan and of each Issuing Bank to issue, increase or extend any Letter of Credit hereunder is subject to satisfaction (or waiver in accordance with Section 11.11) of the following conditions precedent:
(a)    Notices. (i) The Administrative Agent shall have received in the case of any Loan, the Borrowing Request required by the first sentence of Section 2.3(a) in accordance with Section 2.3(c) and (ii) the relevant Issuing Bank shall have received in the case of the issuance, extension or increase of a Letter of Credit, a duly completed Application for such Letter of Credit in accordance with Section 2.12(b).
(b)    True and Correct Representations and Warranties. In the case of any advance of a Loan, increase or extension of any Letter of Credit, in each case, that increases the aggregate amount of Loans or L/C Obligations, as applicable, outstanding immediately after giving effect to such advance or issuance, increase or extension (and any prepayments or reimbursements made substantially concurrently therewith or any extension of the expiry date of any such Letter of Credit), each of the representations and warranties of the Borrower and its Restricted Subsidiaries set forth herein and in the other Credit Documents shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of the time of such advance or issuance or increase of any Letter of Credit, except as a result of the transactions expressly permitted hereunder or thereunder and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date.
(c)    No Default. No Default or Event of Default shall have occurred and be continuing or would occur as a result of any such advance or issuance, increase or extension.
Each acceptance by the Borrower of an advance of any Loan or of the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit after the Closing Date shall be deemed to be a representation and warranty by the Borrower on the date of such acceptance, as to the matters specified in Sections 4.2(b) and (c) (except to the extent the satisfaction of such matters have been waived in accordance with this Agreement).
ARTICLE V
REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to each Lender, each Issuing Bank and the Administrative Agent, which representations and warranties shall be deemed made on the Closing Date or as otherwise provided in the Credit Documents, as follows:
Section 5.1    Corporate Organization. Each Credit Party: (i) is duly incorporated or organized and existing in good standing under the laws of the jurisdiction of its organization or incorporation (to the extent the concept of good standing is applicable in such jurisdiction); (ii) has all necessary organizational or other corporate power and authority to own the property and assets it uses in its business and otherwise to carry on its present business; and (iii) is duly licensed or qualified and in good standing (to the extent the concept of good standing is applicable in such jurisdiction) in each jurisdiction in which the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except in each case, where the failure to have such power and authority or to be so licensed or qualified or to be in good standing, as the case may be, would not have a Material Adverse Effect.
Section 5.2    Power and Authority; Validity. Each of the Credit Parties has the organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary company action to authorize the execution, delivery and performance of such Credit Documents. Each of the Credit Parties has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Credit Party which is a party thereto enforceable against it in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and equitable principles.
Section 5.3    No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party nor compliance by it with the terms and provisions thereof, nor the consummation by it of the transactions contemplated herein or therein, will (i) contravene in any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, except where such contravention would not reasonably be expected to have a Material Adverse Effect, (ii) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien other than any Permitted Lien upon any of the property or assets of such Credit Party or any of its Restricted Subsidiaries under, the terms of any material agreement evidencing Indebtedness to which such Credit Party or any of its Restricted Subsidiaries is a party or by which they or any of their properties or assets are bound or to which they may be subject, or (iii) violate or conflict with any provision of the memorandum of association and articles of association, charter, articles or certificate of incorporation, partnership or limited liability company agreement, by-laws, or other applicable governance documents of such Credit Party or any of its Restricted Subsidiaries.
Section 5.4    Litigation. As of the Closing Date, there are no actions, suits, proceedings or counterclaims (including derivative or injunctive actions, except ex parte actions for which notice has not yet been received by the Borrower) pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Restricted Subsidiaries that are reasonably likely to have a Material Adverse Effect.
Section 5.5    Use of Proceeds; Margin Regulations.
(a)    Use of Proceeds. The proceeds of the Loans shall be used for working capital needs, general corporate purposes and capital commitments of the Borrower or its Subsidiaries (subject in each case to the limitations set forth in Section 7.5).
(b)    Margin Stock. Neither the Borrower nor any of its Restricted Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of “purchasing” or “carrying” “margin stock” (each, as defined in Regulation U of the Board of Governors of the Federal Reserve System). No proceeds of the Loans or the Letters of Credit will be used by the Borrower or its Subsidiaries for a purpose which violates Regulations T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.
Section 5.6    Investment Company Act. Neither the Borrower nor any of its Restricted Subsidiaries is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.
Section 5.7    Anti-Corruption Laws; Sanctions. The Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with Anti-Corruption Laws and applicable Sanctions. The Borrower and its Subsidiaries and their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. Neither the Borrower nor any of its Subsidiaries, or any of their directors or officers, or any of their respective agents acting or benefiting in any capacity in connection with this Agreement or any other Credit Document, is a Sanctioned Person or is knowingly engaged in any activity that could reasonably be expected to result in such Person becoming a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other Transaction contemplated by this Agreement will result in a violation of Anti-Corruption Laws or applicable Sanctions by the Borrower or any of its Subsidiaries.
Section 5.8    True and Complete Disclosure. All factual information (taken as a whole) furnished by the Borrower or any of its Restricted Subsidiaries in writing to the Administrative Agent or any Lender in connection with any Credit Document or any transaction contemplated therein did not, as of the date such information was furnished (or, if such information expressly related to a specific date, as of such specific date), contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (taken as a whole), in light of the circumstances under which such information was furnished, not misleading, except for such statements, if any, as have been updated, corrected, supplemented, superseded or modified pursuant to a written correction or supplement furnished to the Lenders prior to the date of this Agreement; provided, that with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time, it being understood that (i) such projections are not to be viewed as facts and that actual results during the period(s) covered by any such projections may differ significantly from the projected results and that such difference may be material and that such projections are not a guarantee of financial performance and (ii) no representation is made with respect to information of a general economic or general industry nature. To the extent commercially reasonable, the Borrower has provided such information and has taken such action, in each case, as has been reasonably requested in writing by the Administrative Agent or any Lender in order to assist the Administrative Agent or such Lender in maintaining compliance with the Patriot Act.
Section 5.9    Financial Statements. The Borrower heretofore has delivered to the Administrative Agent and each Lender true, correct and complete copies of the Pro Forma Financial Statements. The Pro Forma Financial Statements fairly present, in all material respects, the Borrower’s and its consolidated Subsidiaries’ financial position at the date thereof.
Section 5.10    No Material Adverse Change. Since December 31, 2018, there has occurred no event or circumstance that has had a Material Adverse Effect.
Section 5.11    Taxes. The Borrower and its Subsidiaries have filed all material tax returns required to be filed, whether in the United States or in any foreign jurisdiction, and have paid all governmental taxes, assessments, levies, duties, deductions, withholdings (including backup withholding), fess and similar charges, including any interest, additions to tax or penalties applicable thereto (collectively, “Taxes”) shown to be due and payable on such returns or on any assessments made against the Borrower and its Subsidiaries or any of their properties (other than any such assessments, fees, charges or levies that are not more than thirty (30) days past due, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings and for which reserves have been provided in conformity with GAAP, or which the failure to pay or delay in filing could not reasonably be expected to have a Material Adverse Effect).
Section 5.12    Consents. As of the Closing Date, all consents and approvals of, and filings and registrations with, and all other actions of, all governmental agencies, authorities or instrumentalities required to have been obtained or made by the Credit Parties in order to execute and deliver and perform their obligations under the Credit Documents to which they are a party, have been or will have been obtained or made and are or will be in full force and effect.

Section 5.13    Insurance. As of the Closing Date, the Borrower and its Restricted Subsidiaries, or an Affiliate of the Borrower, on behalf of the Borrower and its Restricted Subsidiaries, maintain, or cause to be maintained, in effect the Required Insurance; provided that the Borrower or any Restricted Subsidiary or an Affiliate of the Borrower may self-insure to the extent and in the manner normal for companies of like size, type and financial condition.
Section 5.14    Intellectual Property. The Borrower and its Restricted Subsidiaries own or hold valid licenses to use all the patents, trademarks, permits, service marks, and trade names that are necessary to the operation of the business of the Borrower and its Restricted Subsidiaries as presently conducted, except where the failure to own, or hold valid licenses to use, such patents, trademarks, permits, service marks, and trade names could not reasonably be expected to have a Material Adverse Effect.
Section 5.15    Ownership of Property.
(a)    The Borrower and its Restricted Subsidiaries have good title to or a valid leasehold interest in all of their real property and good title to, or a valid leasehold interest in, all of their other property, subject to no Liens except Permitted Liens, except where the failure to have such title or leasehold interest in such property could not reasonably be expected to have a Material Adverse Effect.
(b)    The Borrower and/or each Credit Party is the true, lawful and sole owner of each Collateral Vessel stated to be owned by it, with respect to Closing Date Collateral Vessels, on Schedule 5.15B, and thereafter, in the relevant Collateral Vessel Mortgage, and its ownership of each Collateral Vessel is free and clear of all Liens except for Permitted Liens.
Section 5.16    Collateral Documents. The Collateral Documents are effective to create in favor of the Security Trustee (for the benefit of the Secured Parties) a legal, valid and enforceable Lien in the Credit Party’s right, title and interest in the Collateral described therein. When financing statements or equivalent filings or notices have been made or the Collateral Vessel Mortgages are filed or recorded in the appropriate offices as may be required under applicable law and upon the taking of possession or control by the Security Trustee of such Collateral with respect to which a security interest may be perfected only or control (which control shall be given to the Security Trustee to the extent required by any Collateral Document), the Security Trustee shall have fully perfected Liens on, and security interests in, all right, title and interest of the Credit Parties in such Collateral, in each case prior and superior in right to any other Liens, other than Permitted Liens which are permitted to attach to such Collateral under the terms of this Agreement.
Section 5.17    Legal Names of Borrower and Subsidiaries. Schedule 5.17 sets forth, as of the Closing Date, the legal name of the Borrower and each Subsidiary of the Borrower, the type of organization or entity of each such Person and the jurisdiction of organization or incorporation of each such Person. Schedule 5.17A also sets forth, as of the Closing Date, the direct owner and percentage ownership of each such Subsidiary on the Closing Date. As of the Closing Date, there are no Unrestricted Subsidiaries other than those listed on Schedule 5.17B.
Section 5.18    Vessels.
(a)    As of the Closing Date, the name, registered owner and official number, and jurisdiction of registration and flag of each Closing Date Collateral Vessel are set forth on Schedule 5.15B. Each Vessel owned by the Borrower or a Restricted Subsidiary is operated in compliance with all applicable law, rules and regulations applicable to such Vessel, except where failure to comply with such law, rules or regulations could not reasonably be expected to have a Material Adverse Effect.

(b)    Each Credit Party which owns or operates one or more Vessels is qualified to own and operate such Vessel under the laws of such Credit Party’s jurisdiction of incorporation and the jurisdiction in which such Vessel is flagged, except where failure to so qualify could not reasonably be expected to have a Material Adverse Effect.
Section 5.19    Form of Documentation. Each of the Collateral Vessel Mortgages is or, when executed, will be in proper legal form under the laws of the United States of America for the enforcement thereof under such laws and the laws of the jurisdiction of organization of the applicable Credit Party party thereto, subject as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and equitable principles. To ensure the legality, validity, enforceability or admissibility in evidence of each such Collateral Vessel Mortgage in the United States of America or the jurisdiction of the applicable Credit Party party thereto, it is not necessary that any Collateral Vessel Mortgage or any other document be filed or recorded with any court or other authority in any such jurisdiction, except for those filings as have been, or will be, made.
Section 5.20    Pari Passu or Priority Status. Neither the Borrower nor any other Credit Party has taken any action which would cause the claims of unsecured creditors of the Borrower or of any other Credit Party, as the case may be (other than claims of such creditors to the extent that they are statutorily preferred or Permitted Liens), to have priority over the claims of the Administrative Agent, the Security Trustee and the Secured Parties against the Borrower and such other Credit Party under this Agreement or the other Credit Documents.
Section 5.21    No Immunity. Neither the Borrower nor any other Credit Party is a sovereign entity or has immunity on the grounds of sovereignty or otherwise from setoff or any legal process under the laws of any jurisdiction. The execution and delivery of the Credit Documents by the Credit Parties and the performance by them of their respective obligations thereunder constitute commercial transactions.
Section 5.22    Solvency. The Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent.
Section 5.23    Compliance With Laws. The Borrower and its Subsidiaries are in compliance with all laws, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective property and all Environmental Laws, except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect.
Section 5.24    ERISA. No ERISA Event has occurred or is reasonably expected to occur that, individually or in the aggregate, could reasonably be expected to would result in have a Material Adverse Effect. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the present value of all accumulated benefit obligations under each Plan, other than Multiemployer Plans, (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) does not exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans, other than Multiemployer Plans, (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) does not exceed the fair market value of the assets of all such underfunded Plans.

ARTICLE VI
AFFIRMATIVE COVENANTS
The Borrower covenants and agrees that, from and after the Closing Date and for so long thereafter as any Loan, Note or Commitment is outstanding hereunder, or any L/C Obligation is outstanding hereunder (unless such L/C Obligation has been cash collateralized in accordance with the provisions of this Agreement or other arrangements with respect thereto have been made that are satisfactory to the applicable Issuing Bank), or any other Obligation is due and payable hereunder:
Section 6.1    Corporate Existence. The Borrower will, and will cause each of its Restricted Subsidiaries to, preserve and maintain its incorporation status or organizational existence, except (i) for the dissolution of any Restricted Subsidiaries whose assets are transferred to the Borrower or any of its Restricted Subsidiaries, (ii) where the failure to preserve, renew or keep in full force and effect the incorporation status or existence of any Restricted Subsidiary could not reasonably be expected to have a Material Adverse Effect or (iii) as otherwise expressly permitted in this Agreement.
Section 6.2    Maintenance of Properties, including Vessels; Vessel Contracts.
(a)    The Borrower will, and will cause each of its Restricted Subsidiaries to, maintain, preserve and keep its properties and equipment necessary to the proper conduct of its business in reasonably good repair, working order and condition (normal wear and tear or damage done by casualty or condemnation excepted) and will from time to time make all reasonably necessary repairs, renewals, replacements, additions and betterments thereto so that at all times such properties and equipment are reasonably preserved and maintained, in each case with such exceptions as could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; provided, however, that nothing in this Section 6.2 shall prevent the Borrower or any Restricted Subsidiary from discontinuing the operation or maintenance of any such properties or equipment if such discontinuance is, in the judgment of the Borrower desirable in the conduct of its business.
(b)    The Borrower will, and will cause each Collateral Vessel Owner to, at all times, and without cost or expense to the Administrative Agent, maintain and preserve, or cause to be maintained and preserved, each Vessel owned by such Collateral Vessel Owner (except for any Vessel that is laid up) and its material equipment, outfit and appurtenances, tight, staunch, strong, in good condition, working order and repair and fit for its intended service. The Borrower will, and will cause each Collateral Vessel Owner to, with respect to each Vessel owned by such Collateral Vessel Owner (except for any Vessel that is laid up), at all times comply with all applicable laws, treaties and conventions of the jurisdiction in which the applicable Vessel is flagged, and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith, unless the failure to so comply or have on board such documentation could not reasonably be expected to have a Material Adverse Effect. The Borrower will, and will cause each Collateral Vessel Owner to, with respect to each Vessel owned by such Collateral Vessel Owner (except for any Vessel that is laid up), comply with and satisfy in all material respects the provisions of any applicable law, convention, regulation, proclamation or order concerning financial responsibility for liabilities imposed on such Collateral Vessel Owner, the Borrower, the Borrower’s Subsidiaries or such Vessel with respect to pollution by any state or nation or political subdivision thereof and will maintain all certificates or other evidence of financial responsibility as may be required by any such law, convention, regulation, proclamation or order with respect to the trade in which the Vessel is from time to time engaged and the cargo carried by it.

(c)    The Borrower will, and will cause each Collateral Vessel Owner to, supply the Administrative Agent promptly following its receipt of a written request from the Administrative Agent with copies of all survey reports with respect to such Collateral Vessel.
(d)    The Borrower will, and will cause each Collateral Vessel Owner to, promptly notify the Administrative Agent of and furnish the Administrative Agent with full information, promptly upon becoming available, including copies of reports and surveys, regarding any material accident or accident involving repairs (except to the extent any such accident could not reasonably be expected to result in a Material Adverse Effect).
(e)    The Borrower will, and will cause each applicable Collateral Vessel Owner to, use commercially reasonable efforts to, perform any and all charter contracts which are, or may be, entered into with respect to each Collateral Vessel, except to the extent any such nonperformance could not reasonably be expected to result in a Material Adverse Effect.
Section 6.3    Taxes. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge all Taxes upon or against it or its properties and all other obligations (including ERISA obligations) within thirty (30) days after becoming due (in the case of Taxes) or, if later, prior to the date on which penalties are imposed for such unpaid Taxes, unless and to the extent that (i) the same is being contested in good faith and by appropriate proceedings and reserves have been established in conformity with GAAP, or (ii) the failure to effect such payment or discharge or any delay in filing could not reasonably be expected to have a Material Adverse Effect.
Section 6.4    ERISA. Each of the Borrower and its Subsidiaries will timely pay and discharge all obligations and liabilities arising under ERISA or otherwise with respect to each Plan of a character which if unpaid or unperformed could reasonably be expected to result in the imposition of a material Lien with respect to such Plan against any properties or assets of the Borrower or any of its Subsidiaries and will promptly notify the Administrative Agent upon an Authorized Officer of the Borrower becoming aware of an ERISA Event. The Borrower will also promptly notify the Administrative Agent of (i) any material contributions to any Foreign Plan that have not been made by the required due date for such contribution if such default could reasonably be expected to have a Material Adverse Effect; (ii) any Foreign Plan that is not funded to the extent required by the law of the jurisdiction whose law governs such Foreign Plan based on the actuarial assumptions reasonably used at any time if such underfunding (together with any penalties likely to result) could reasonably be expected to have a Material Adverse Effect, and (iii) the receipt by the Borrower or its Subsidiaries of notice of any material change anticipated to any Foreign Plan that could reasonably be expected to have a Material Adverse Effect.
Section 6.5    Insurance.
(a)    The Borrower will, and will cause each of its Restricted Subsidiaries to, or will cause an Affiliate of the Borrower to arrange through a bareboat charterer, agent or otherwise, on behalf of the Borrower and its Restricted Subsidiaries to, (i) maintain with financially sound and reputable insurance companies (provided that this Section 6.5 shall not be deemed to be breached if an insurance company with which the Borrower, any Restricted Subsidiary or the applicable Affiliate of the Borrower maintains insurance becomes financially troubled and the Borrower, such Restricted Subsidiary or such Affiliate of the Borrower reasonably promptly obtains coverage from a different, financially sound insurer) insurance on the Vessels and other material insurable properties of the Borrower and its applicable Restricted Subsidiaries that are related to such Vessels in at least such amounts and against all such risks as is consistent and in accordance with normal industry practice for similarly situated insureds as the Borrower operating in the same geographical areas and as provided in this Section 6.5 (the “Required Insurance”) and (ii) furnish to the

Administrative Agent, at the written request of the Administrative Agent or any Lender, a complete description of the material terms of insurance carried on the Collateral Vessels.
(b)    The Borrower will, and will cause each of the Collateral Vessel Owners to, or will cause an Affiliate of the Borrower, or bareboat charterer thereof to, on behalf of the Borrower and the Collateral Vessel Owners, at all times to keep the Collateral Vessels insured in favor of the Security Trustee as provided in this Section 6.5; and (x) all policies or certificates with respect to such insurance (and any other insurance maintained by the Borrower or such Collateral Vessel Owners): (i) shall be endorsed to the Security Trustee’s reasonable satisfaction for the benefit of the Security Trustee (including by naming the Security Trustee as loss payee and/or additional insured, as its interests may appear) and (ii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Security Trustee and the other Secured Parties and (y) the Borrower and/or the applicable Collateral Vessel Owner will use commercially reasonable efforts to provide that such insurance policies state that they shall not be canceled for non-payment of premium without at least thirty (30) days’ prior written notice thereof by the respective insurer to the Security Trustee. On the Closing Date and from time to time thereafter to the extent reasonably requested by the Security Trustee, but no more frequently than once each calendar year, the Borrower shall deliver certificates evidencing such insurance policies for deposit with the Security Trustee. The Administrative Agent shall be under no duty or obligation to verify the adequacy or existence of any such insurance or any such policies or endorsements.
(c)    The Borrower will, and will cause each of the Collateral Vessel Owners to, or will cause an Affiliate of the Borrower to, on behalf of the Borrower and the applicable Collateral Vessel Owners, cause the Collateral Vessels to be insured with insurers or protection and indemnity clubs or associations of the type described in Section 6.5(a)(i) and in an aggregate amount equal to not less than 125% of the total Commitments at such time.
(d)    The Borrower will, or will cause each of the Collateral Vessel Owners to, or will cause an Affiliate of the Borrower to, on behalf of the Borrower and the applicable Collateral Vessel Owners, furnish to the Administrative Agent upon its reasonable written request (i) copies of all certificates of insurance and (ii) a summary prepared and signed by its insurance brokers with respect to the insurance maintained on the Collateral Vessels, together with their certification as to the adequacy thereof and its compliance with the provisions of this Section 6.5. The Borrower will, or will cause each of the Collateral Vessel Owners to, or will cause an Affiliate of the Borrower to, on behalf of the Borrower and the applicable Collateral Vessel Owners, cause such insurance broker to agree to provide the Administrative Agent with such information as to such insurances as the Administrative Agent may reasonably request with respect to expiration, termination or cancellation of any policy or any default in the payment of any premium.
(e)    Unless the Administrative Agent has given notice to the underwriters of the occurrence and continuance of an Event of Default, all insurance claim proceeds of whatsoever nature with respect to the Collateral Vessels payable under any insurance shall be payable to the Borrower, the applicable Collateral Vessel Owner or others as their interests may appear; thereafter, payments of insurance claim proceeds with respect to the Collateral Vessels shall be made to the Security Trustee for distribution in accordance herewith.
(f)    In the event that any claim or Lien in excess of $2,500,000 is asserted against a Collateral Vessel for loss, damage or expense that is covered by insurance required hereunder and it is necessary for the applicable Collateral Vessel Owner to obtain a bond or supply other security to prevent arrest of such Collateral Vessel or to release such Collateral Vessel from arrest on account of such claim or Lien, the Security Trustee, on request of the applicable Collateral Vessel Owner, may, in the sole discretion of the Security Trustee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Collateral Vessel from such arrest, all right, title and interest of the Security Trustee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement.
(g)    The Borrower will not, and will not permit any Collateral Vessel Owner to, execute or permit or willingly allow to be done any act by which any insurance required under this Section 6.5 may be suspended, impaired or cancelled, and will not permit or allow any Collateral Vessel to undertake any voyage or operational risk which may not be permitted by the policies in force, without having previously notified the Administrative Agent in writing and insured the relevant Collateral Vessel by additional coverage to extend to such voyages, risks, passengers or cargoes in accordance with customary marine insurance industry standards.
(h)    If an Event of Default has occurred and is continuing, subject to the rights of any charterer, the Security Trustee shall have the exclusive right to negotiate and agree to any compromise to any claim with respect to any Collateral Vessel with respect to which any underwriter proposes to pay less on any claim than the amount thereof.
(i)    If the Borrower or any Restricted Subsidiary shall fail to maintain insurance in accordance with this Section 6.5 with respect to the Collateral Vessels, the Security Trustee shall have the right (but shall be under no obligation) to procure such insurance, and the Borrower agrees to reimburse the Administrative Agent for all reasonable costs and expenses of procuring such insurance.
Section 6.6    Financial Reports and Other Information.
(a)    Periodic Financial Statements and Budget. The Borrower will, and will cause its Subsidiaries to, maintain a system of accounting in such manner as will enable preparation of financial statements in accordance with GAAP and will furnish to the Lenders and their respective authorized representatives such information about its insurances and the business and financial condition of the Borrower and its Subsidiaries as any Lender may reasonably request; and, without any request, will furnish to the Administrative Agent:
(i)    within sixty (60) days after the end of each Fiscal Quarter of each fiscal year of the Borrower (beginning with the Fiscal Quarter ending March 31, 2019): the consolidated balance sheet of the Borrower and its Subsidiaries (and, to the extent that any Unrestricted Subsidiaries existed during the applicable period, consolidating balance sheets of the Borrower and its Subsidiaries, including Unrestricted Subsidiaries) as of the end of such Fiscal Quarter; the related consolidated statements of income (and, to the extent that any Unrestricted Subsidiaries existed during the applicable period, consolidating statements of income of the Borrower and its Subsidiaries, including Unrestricted Subsidiaries) for such Fiscal Quarter and for the portion of the fiscal year ended with the last day of such Fiscal Quarter; and the related statements of stockholders equity and cash flows (and, to the extent that any Unrestricted Subsidiaries existed during the applicable period, consolidating statements of stockholders equity and cash flows of the Borrower and its Subsidiaries, including Unrestricted Subsidiaries) for such Fiscal Quarter and the portion of the fiscal year ended with the last day of such Fiscal Quarter, all of which shall be in reasonable detail and certified by the chief financial officer of the Borrower that they fairly present the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated and that they have been prepared in accordance with GAAP, in each case, subject to normal year-end audit adjustments;
(ii)    within one hundred twenty (120) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries (and, to the extent that any Unrestricted Subsidiaries existed during the applicable period, consolidating balance sheets of the Borrower and its Subsidiaries, including Unrestricted Subsidiaries) and as of the end of such fiscal year, the related consolidated statements of income, stockholders’ equity and cash flows (and, to the extent that any Unrestricted Subsidiaries existed during the applicable period, consolidating statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries, including Unrestricted Subsidiaries) for such fiscal year and setting forth consolidated comparative figures as of the end of and for the preceding fiscal year, audited (except with respect to any consolidating statements which will be unaudited and in the form of Annex 3 attached hereto) by an independent nationally-recognized accounting firm;
(iii)    promptly after the same become available, copies of all quarterly and annual financial statements that the Borrower sends to its stockholders generally unless such statements have been distributed publicly on a platform that is publicly available to Lenders; and
(iv)    promptly after the same becomes available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower to which such budget relates, an annual operating budget, reasonably detailed, of the Borrower and its Subsidiaries, on a consolidated basis, as adopted by the board of directors or chief financial officer of the Borrower, consisting of projected income statements and EBITDA for the immediately succeeding fiscal year.
(b)    Other Documents; Notices. The Borrower will, and will cause its Subsidiaries to furnish:
(i)    promptly after the Borrower’s receipt of a written request therefor from the Administrative Agent, but no more frequently than once each calendar year (unless an Event of Default has occurred and is continuing), a certificate by the applicable classification society that each Collateral Vessel (except a Vessel that is laid up) is kept, in such condition as will entitle such Collateral Vessel to maintain the classification, as is applicable for Vessels of comparable age and type, by the American Bureau of Shipping or another internationally recognized classification society reasonably acceptable to the Administrative Agent, as applicable, subject to any temporary lapse of such classification as may from time to time arise as a result of the normal operation of such Collateral Vessels, so long as the Borrower or the applicable Collateral Vessel Owner is using commercially reasonable efforts to remedy such lapse; and
(ii)    such other information as the Administrative Agent or any Lender may reasonably request regarding the operations, business affairs and financial condition of the Borrower and its Restricted Subsidiaries.
The Administrative Agent will forward promptly to the Lenders the information provided by the Borrower pursuant to (a) through (b) above.
(c)    Compliance Certificates. Within the sixty (60) day or one hundred twenty (120) day time periods set forth in subsections (i) and (ii) of Section 6.6(a) for furnishing financial statements, commencing with the financial statements for the Fiscal Quarter ending June 30, 2019, the Borrower shall deliver to the Administrative Agent (who will in turn provide notice to the Lenders of) (i) additional information setting forth calculations excluding the effects of any Unrestricted Subsidiaries and containing such calculations for any Unrestricted Subsidiaries as reasonably requested by the Administrative Agent, including any supporting documents used to prepare such calculations, and (ii) a Compliance Certificate signed by the Borrower’s chief financial officer (or other financial officer of the Borrower), in his or her capacity as such, showing the Borrower’s compliance with the covenants set forth in Section 7.7, certifying that no Default or Event of Default then exists or, if any such Default or Event of Default exists as of the date of such certificate, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower to remedy the same and containing a list of all Sale-Leaseback Transactions that have occurred since the last time financial statements were delivered pursuant to Section 6.6(a)(i) specifying the Vessel that was sold, the consideration the Borrower or its Restricted Subsidiary received in such sale, the amount and frequency of payments under the lease in connection with the Sale-Leaseback Transaction and the maturity date of such lease.
(d)    Appraisal Reports. Together with the delivery of the financial statements described in Section 6.6(a)(ii) (beginning with the fiscal year of the Borrower ending December 31, 2018) and whenever adding or delivering new Collateral Vessels pursuant to Section 2.10(c) or Section 7.7(c)(ii), a desktop appraisal report as of recent date in form and substance, and from an Approved Appraiser, stating the then current Fair Market Value (and each current Fair Market Value used in such determination) of each of the Collateral Vessels (or, in the case of new Collateral Vessels added or delivered pursuant to Section 2.10(c) or Section 7.7(c)(ii), only such new Collateral Vessel(s)) on an individual charter-free basis, provided, however, that if the Fair Market Value of a Collateral Vessel in such desktop appraisal report is expressed as a numerical range of a high and low score, the Fair Market Value for such Collateral Vessel shall be deemed to be the mathematical average of such scores. All such appraisals shall be arranged by, and made at the expense of, the Borrower or its Subsidiaries.
(e)    Notice of Events Relating to Environmental Laws and Claims. Promptly after any Authorized Officer of the Borrower obtains knowledge of any of the following, the Borrower will provide the Administrative Agent (who will in turn provide notice to the Lenders of) with written notice in reasonable detail of any of the following that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect:
(i)    any pending or threatened Environmental Claim against the Borrower or any of its Subsidiaries or any property owned or operated by the Borrower or any of its Subsidiaries;
(ii)    any condition or occurrence on any property owned or operated by the Borrower or any of its Subsidiaries that results in noncompliance by the Borrower or any of its Subsidiaries with any Environmental Law; and
(iii)    the taking of any material remedial action in response to the actual or alleged presence of any Hazardous Material on any property owned or operated by the Borrower or any of its Subsidiaries other than in the ordinary course of business.
(f)    Notices of Default, Litigation, Etc. The Borrower will promptly, and in any event within five (5) Business Days, after an Authorized Officer of the Borrower has knowledge thereof, give written notice to the Administrative Agent of (who will in turn provide notice to the Lenders of): (i) the occurrence of any Default or Event of Default; (ii) any litigation or governmental proceeding of the type described in Section 5.4; (iii) any circumstance that has had or could reasonably be expected to have a Material Adverse Effect; and (iv) any notice received by it or any Restricted Subsidiary from the holder(s) of Indebtedness of the Borrower or any Restricted Subsidiary in an amount which, in the aggregate, exceeds $5,000,000, where such notice states or claims the existence or occurrence of any event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness.
(g)    Certain Events related to Collateral Vessels. The Borrower will promptly, and in any event within ten (10) Business Days, after an Authorized Officer of the Borrower has knowledge thereof, give written notice to the Administrative Agent of (who will in turn provide notice to the Lenders of): (h) any Event of Loss that requires the Borrower to either add new Collateral Vessels or prepay the loans pursuant to Section 2.10(c), (ii) the filing of a libel or complaint against a Collateral Vessel, or an attachment or levy which remains in effect more than thirty days, or the taking into custody by virtue of any legal proceeding in any court of competent jurisdiction of a Collateral Vessel and (iii) any failure by a Collateral Vessel Owner to maintain the flag and vessel or ship registry in the United States of America.
Section 6.7    Lender Inspection rights. Upon reasonable notice from the Administrative Agent or any Lender and no more often than once in the aggregate for the Administrative Agent and the Lenders, as the case may be, in any calendar year (unless an Event of Default has occurred and is continuing, in which case there shall be no limit to the number or frequency of such visitations or inspections while such Event of Default is continuing), the Borrower will permit the Administrative Agent or any Lender (and such Persons as the Administrative Agent or such Lender may reasonably designate) during normal business hours at such entity’s sole expense (unless an Event of Default shall have occurred and is continuing, in which event at the Borrower’s expense), to visit and inspect any of the Collateral Vessels of the Borrower or of any of its Restricted Subsidiaries, subject to any confidentiality restrictions with third parties or attorney-client privilege, to examine all of the books and records of the Borrower and any of its Restricted Subsidiaries, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants and by this provision the Borrower authorizes such accountants to discuss with the Administrative Agent and any Lender (and such Persons as the Administrative Agent or such Lender may reasonably designate) the affairs, finances and accounts of the Borrower and its Restricted Subsidiaries; provided that any inspection of any Collateral Vessel, its cargo and its papers shall be subject to the requirements of any operators of such Collateral Vessel and any applicable Governmental Authority and shall not interfere with the day to day operation of such Collateral Vessel. The chief financial officer (or other financial officer) of the Borrower and/or his or her designee shall be afforded the opportunity to be present at any meeting of the Administrative Agent or the Lenders and such accountants or such examination of books or records. The Administrative Agent agrees to use reasonable efforts to minimize, to the extent practicable, the number of separate requests from the Lenders to exercise their rights under this Section 6.7 and/or Section 6.6 and to coordinate the exercise by the Lenders of such rights.
Section 6.8    Conduct of Business. The Borrower and its Restricted Subsidiaries will at all times remain primarily engaged in any of (i) the owning, managing, operating, investing in and marketing equipment, primarily in the transporting and logistics industries, including the United States coast-wise trade or (ii) any related or ancillary businesses.
Section 6.9    Use of Proceeds. The Borrower will use the proceeds of the Loans and the Letters of Credit only for purposes and in the manner set forth in Section 5.5.
Section 6.10    Compliance with Laws.
(a)    The Borrower will, and will cause its Restricted Subsidiaries to, conduct their business, and otherwise be, in compliance with all applicable laws, regulations, ordinances and orders of any governmental or judicial authorities (including Environmental Laws and ERISA); provided, however, that this Section 6.10 shall not require the Borrower or any Restricted Subsidiary to comply with any such law, regulation, ordinance or order if (x) it shall be contesting such law, regulation, ordinance or order in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or (y) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
(b)    The Borrower and its Subsidiaries will maintain in effect and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with Anti-Corruption Laws and applicable Sanctions.

Section 6.11    Use of Property and Facilities; Environmental Laws. The Borrower will, and will cause its Restricted Subsidiaries to, comply with all Environmental Laws applicable to or affecting the properties or business operations of the Borrower or any Restricted Subsidiary of the Borrower, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.
Section 6.12    Further Assurances; Additional Collateral and Additional Guarantors.
(a)    Further Assurances. The Borrower will, and will cause the Credit Parties to, make, execute and deliver all such additional and further acts, deeds, instruments and documents in a form reasonably satisfactory to the Security Trustee and consistent with the existing Collateral Documents as the Security Trustee or the Required Lenders (through the Administrative Agent) may reasonably require for the purposes of implementing or effectuating the provisions of this Agreement and the other Credit Documents, or of renewing the rights of the Secured Parties with respect to the Collateral as to which the Security Trustee, for the ratable benefit of the Secured Parties, has or is intended to have a perfected Lien pursuant hereto or thereto, including filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby or by the other Credit Documents.
(b)    Additions and Removals of Collateral Vessels.
(i)    Additions. The Borrower shall have the ability to execute and deliver to the Security Trustee, for the ratable benefit of the Secured Parties, or cause such Restricted Subsidiary(ies) to so execute and deliver, and cause to be filed for recording (or make arrangements satisfactory to the Security Trustee for the filing for recording thereof) in the appropriate vessel registry, amendments or supplements to existing Collateral Vessel Mortgages or to grant a Lien over any U.S.-flagged Vessels owned by the Borrower or any of its Restricted Subsidiaries not already subject to a Collateral Vessel Mortgage. In connection with the execution and delivery of such Collateral Vessel Mortgages over all additional Collateral Vessels as set forth in this Section 6.12(b) and the execution and delivery of Collateral Vessel Mortgages over all additional Collateral Vessels required to comply with the requirements of Section 2.10(c) or Section 7.7(c), the Borrower shall, or shall cause the applicable Collateral Vessel Owner to, deliver such instruments, certificates and documents substantially similar to those described in Section 4.1 for Collateral Vessel Mortgages on the Closing Date and reasonably satisfactory to the Administrative Agent.
(ii)    Removals. The Borrower shall have the ability to remove or otherwise release any Lien over any Collateral Vessels subject to a Collateral Vessel Mortgage so long as (A) immediately before and after giving effect to such removal, the Minimum Collateral Coverage Ratio is met, and (B) no Default or Event of Default has occurred or would result therefrom, provided that, if such removal results in a Collateral Coverage Ratio (after giving effect to such removal based upon the last desktop appraisal report delivered pursuant to Section 6.6(d)) being less than the Minimum Collateral Coverage Ratio, then notwithstanding anything herein to the contrary the Borrower shall not be permitted to have or incur any Revolving Credit Exposure in excess of 50% of the then Aggregate Collateral Vessel Value following such removal until such time as the Borrower adds new Collateral Vessels in favor of the Security Trustee with a Fair Market Value in an amount necessary to remove such deficiency.
(c)    Additional Guarantors; Additional Property Collateral. Within sixty (60) days (or such longer period of time as the Security Trustee may reasonably agree) of the date that any entity becomes a Wholly-Owned Domestic Subsidiary of the Borrower, the Borrower shall cause such Wholly-Owned Domestic Subsidiary to become a Guarantor hereunder and duly authorize, execute and deliver to the Security Trustee joinders to the Guaranty and Collateral Agreement to the extent such Wholly-Owned Domestic Subsidiary is not already a party thereto. In connection with any such joinder, the Borrower shall also deliver, or cause to be delivered, to the Administrative Agent customary certificates and legal opinions relating to such joinder, as may be reasonably requested by the Administrative Agent.
Section 6.13    Change of Ownership; Registry; Management; Legal Names; Type of Organization (and whether a Registered Organization); Jurisdiction of Organization; etc..
(a)    Flag and Registry. The Borrower shall, and shall cause the Collateral Vessel Owners, to maintain the flag and vessel or ship registry in the United States of America with respect to the Collateral Vessels.
(b)    Corporate Changes. Within 30 days (or such longer period reasonably agreed to by the Security Trustee) of any change in the legal name, incorporation status or type of organization or jurisdiction of organization or incorporation of the Borrower or any Guarantor, the Borrower shall deliver, or cause to be delivered, to the Security Trustee written notice of such change, and shall take, or cause to be taken, all actions reasonably requested by the Security Trustee to maintain the security interests of the Security Trustee, for the benefit of the Secured Parties, in the Collateral intended to be granted under the Collateral Documents at all times perfected and in full force and effect to the extent required by the Collateral Documents.
Section 6.14    Debt Coverage Deposit. If any Material Indebtedness has a scheduled mandatory redemption date or maturity date prior to the maturity date of the Facility, the Borrower shall, promptly and no later than twelve (12) months prior to the redemption date or maturity date of such Material Indebtedness, deposit cash in an amount, if positive (which amount shall in no event exceed the principal amount of any such Material Indebtedness scheduled to be mandatorily redeemed or mature on or prior to the twelve month anniversary of such date), equivalent to Funded Debt minus - (3.50 multiplied by Adjusted EBITDA for the four-quarter period most recently ended) (with the calculation of such amount to be delivered in writing to the Administrative Agent on the date of such deposit) into an account in the name of the Borrower and held and maintained by the Administrative Agent and subject to an account control agreement in favor of the Security Trustee.
ARTICLE VII
NEGATIVE COVENANTS
The Borrower covenants and agrees that, from and after the Closing Date and for so long thereafter as any Loan, Note or Commitment is outstanding hereunder, or any L/C Obligation is outstanding hereunder (unless such L/C Obligation has been cash collateralized in accordance with the provisions of this Agreement or other arrangements with respect thereto have been made that are satisfactory to the applicable Issuing Bank), or any other Obligation is due and payable hereunder:
Section 7.1    Restrictions on Fundamental Changes. The Borrower will not, and will not permit any of its Restricted Subsidiaries to wind up, liquidate or dissolve its affairs, merge or consolidate with any other Person, consummate a Division as the Dividing Person, or Dispose of all or substantially all of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole, to any other Person, except that:
(a)    any Restricted Subsidiary of the Borrower may merge with and into, consolidate with or be dissolved or liquidated into, the Borrower, any Guarantor or any other Restricted Subsidiary, so long as (x) in the case of any such merger, consolidation, dissolution or liquidation involving the Borrower, the Borrower is the surviving Person of any such merger, consolidation, dissolution or liquidation, (y) except as provided in preceding clause (x), in the cases of any such merger, consolidation, dissolution or liquidation involving a Guarantor, a Guarantor is the surviving corporation of any such merger, consolidation, dissolution or liquidation, and (z) in all cases in connection with a merger, consolidation, dissolution or liquidation involving a Credit Party, the Collateral and Guaranty Requirements shall be fully satisfied immediately after giving effect thereto; provided that, any merger, consolidation, dissolution, liquidation or Division under this clause (a) of a Restricted Subsidiary that is not a wholly-owned Subsidiary immediately prior to such transaction shall not be permitted unless such transaction is also permitted by Section 7.6.
(b)    the Borrower may merge or consolidate with, or Dispose of all or substantially all of its assets to, any other Person, so long as (w) the Borrower is the surviving Person of any such merger or consolidation, (x) no Default or Event of Default shall have occurred and is continuing, (y) no Event of Default described in Section 8.1(k) occurs as a result thereof and (z) in all cases in connection with any such merger, consolidation or Disposition of assets, the Collateral and Guaranty Requirements shall be fully satisfied immediately after giving effect thereto;
(c)    any Restricted Subsidiary may merge or consolidate with any other Person, so long as (x) in the case of any merger or consolidation involving a Guarantor, the Guarantor is the surviving Person of any such merger or consolidation, (y) no Default or Event of Default shall have occurred and is continuing and (z) in all cases in connection with a merger or consolidation involving a Guarantor, the Collateral and Guaranty Requirements shall be fully satisfied immediately after giving effect thereto;
(d)    any Restricted Subsidiary that is not a Credit Party may wind up, liquidate or dissolve its affairs, so long as (x) the Borrower determines that such action is not adverse to the interests of the Lenders and (y) the Liens granted to the Security Trustee for the benefit of the Secured Parties to the extent required by the Collateral and Guaranty Requirements shall remain in full force and effect;
(e)    Dispositions permitted by Section 7.5 and Section 7.6 (including Dispositions that are excluded from the definition of “Asset Sale”) shall be permitted; and
(f)    any Restricted Subsidiary that is an LLC may consummate a Division as the Dividing Person if, immediately upon the consummation of the Division, the assets of the applicable Dividing person are held by one or more Restricted Subsidiaries at such time, or with respect to assets not so held by one or more Restricted Subsidiaries, such Division, in the aggregate, would otherwise result in a Disposition permitted by Section 7.6.

Section 7.2    Liens. The Borrower shall not, and shall not permit its Restricted Subsidiaries to Incur or suffer to exist any Lien of any kind on any property or asset of any kind of the Borrower or any Restricted Subsidiary, except the following (collectively, the “Permitted Liens”):
(a)    Liens in existence on the Closing Date and described on Schedule 7.2;
(b)    Liens (i) arising in the ordinary course of business or by operation of law, deposits or pledges in connection with workers’ compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, public or statutory obligations or other similar charges, good faith deposits, pledges; or (ii) in connection with (or to obtain letters of credit in connection with) bids, purchase agreement, or letters of intent (including earnest money deposits in respect of same), performance, return-of-money or payment bonds and similar bonds, contracts or leases to which the Borrower or its Restricted Subsidiaries are parties or other deposits required to be made in the ordinary course of business; provided that, in each case of clause (i) and (ii), the obligation secured is not for Indebtedness for borrowed money and is not overdue for more than thirty (30) days or, if overdue for more than thirty (30) days, is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor;
(c)    mechanics’, workmen’s, materialmen’s, warehousemen’s, suppliers’ repairmen’s, landlords’, carriers’, crews’ wages, maritime, custom, revenue authority or other similar Liens arising in the ordinary course of business (or deposits to obtain the release of such Liens) related to obligations not overdue for more than thirty (30) days, or, if so overdue, that are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor;
(d)    Liens for Taxes not more than thirty (30) days past due or which can thereafter be paid without penalty or which are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or if such Liens otherwise could not reasonably be expected to have a Material Adverse Effect;
(e)    Liens in respect of Indebtedness under this Facility;
(f)    Liens on fixed or capital assets acquired, constructed, improved, altered or repaired by the Borrower or any Restricted Subsidiary and related contracts, intangibles and other assets that are incidental thereto (including accessions thereto and replacements thereof) or otherwise arise therefrom; provided that (i) such Liens secure Indebtedness otherwise permitted by this Agreement, (ii) such Liens and the Indebtedness secured thereby are Incurred prior to or within 365 days after such acquisition or the later of the completion of such construction, improvement, alteration or repair or the date of commercial operation of the assets constructed, improved, altered or repaired, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing, improving, altering or repairing such fixed or capital assets, as the case may be (plus fees and expenses related thereto), (iv) such Lien shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary (although individual financings of equipment may be cross-collateralized to other financings of equipment by the same lender), and (v) such Lien shall not attach to any Collateral Vessel;
(g)    Liens on property existing at the time such property is acquired by the Borrower or any Subsidiary of the Borrower and not created in contemplation of such acquisition (or on repairs, renewals, replacements, additions, accessions and betterments thereto), and Liens on the assets of any Person at the time such Person becomes a Restricted Subsidiary of the Borrower and not created in contemplation of such Person becoming a Restricted Subsidiary of the Borrower (or on repairs, renewals, replacements, additions, accessions and betterments thereto);
(h)    Liens imposed by ERISA (or comparable foreign laws) which are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor;
(i)    Liens arising out of or in respect of judgments, awards or attachments (or in connection with the surety or bonding of appeals) not resulting in an Event of Default described in Section 8.1(h);
(j)    any extension, modification, renewal, refinancing or replacement (or successive extensions, modifications, renewals, refinancings or replacements) in whole or in part of any Lien referred to in the foregoing clauses (a) through (g), provided, however, that the principal amount of Indebtedness secured thereby does not exceed the principal amount secured at the time of such extension, modification, renewal, refinancing or replacement (other than unpaid accrued interest and premium thereon and amounts incurred to pay fees and expenses (including any bona fide amendment, waiver or consent fee) of such extension, modification, renewal, refinancing or replacement), and that such extension, modification, renewal, refinancing or replacement is limited to the property already subject to the Lien so extended, modified, renewed, refinanced or replaced (together with accessions and improvements thereto and replacements thereof);
(k)    Liens in respect of Indebtedness permitted under Section 7.3(m);
(l)    Liens on the Capital Stock owned by the Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary or Joint Venture;
(m)    Liens on the proceeds of insurance policies and unearned or refunded premiums securing Indebtedness owed to an insurance company permitted by Section 7.3(i);
(n)    Permitted Maritime Liens;
(o)    Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Borrower or its Restricted Subsidiaries in the ordinary course of business and other Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods and Liens created or evidenced by or resulting from financing statements filed by lessors of property (but only with respect to the property so leased);
(p)    bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Borrower or its Restricted Subsidiaries, in each case granted in the ordinary course of business or arising by operation of law in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements;
(q)    customary restrictions on assets to be disposed of pursuant to merger agreements, stock or asset purchase agreements and similar agreements to the extent that such dispositions are permitted hereunder;
(r)    Liens (not otherwise permitted by this Section 7.2) securing Indebtedness or other obligations not exceeding at the time of Incurrence thereof (together with all such other Liens securing Indebtedness or other obligations outstanding pursuant to this clause (r) at such time) not to exceed $25,000,000;
(s)    Liens in respect of acquisitions permitted under Section 7.3(l);
(t)    Liens on cash in respect of letters of credit outstanding on the Closing Date (“Existing Letters of Credit”) in an amount not to exceed $3,000,000, and Liens on cash in respect of letters of credit that extend or replace an Existing Letter of Credit in an amount not to exceed $550,000; and
(u)    Liens in respect of Sale-Leaseback Transactions permitted by Section 7.11.
Section 7.3    Indebtedness. The Borrower shall not, and shall not permit its Restricted Subsidiaries to, Incur or suffer to exist any Indebtedness, except:
(a)    existing Indebtedness outstanding on the Closing Date and described on Schedule 7.3;

(b)    Indebtedness in respect of letters of credit, bid, performance or surety bonds, workers’ compensation claims, self-insurance obligations and banker’s acceptances issued, not to exceed $15,000,000;
(c)    Indebtedness under the Credit Documents;
(d)    Intercompany loans or advances made by the Borrower to any Restricted Subsidiary or made by any Restricted Subsidiary to the Borrower or its Restricted Subsidiaries;
(e)    Indebtedness in respect of non-speculative hedging contracts;
(f)    Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary of the Borrower or is merged with or into the Borrower or any Restricted Subsidiary of the Borrower other than as a result of a Division and not Incurred in contemplation of such transaction;
(g)    Capitalized Lease Obligations and Indebtedness secured by Liens permitted under Section 7.2(f); provided that the aggregate principal amount of all Capitalized Lease Obligations and Indebtedness under this Section 7.3(g) shall not exceed at any one time outstanding $25,000,000;
(h)    Guaranties with respect to Indebtedness permitted pursuant to this Section 7.3 (other than Section 7.3(c));
(i)    Indebtedness owing to an insurance company in connection with the financing of any insurance premiums permitted by such insurance company in the ordinary course of business;
(j)    other unsecured Indebtedness Incurred by any Credit Party, provided that the Borrower is in compliance on a Pro Forma Basis with the covenants set forth in Section 7.7; provided that after giving pro forma effect to the Incurrence of such Indebtedness and any concurrent repayment of other Indebtedness, (i) the Maximum Net Funded Debt Ratio is less than the then applicable Maximum Net Funded Debt Ratio under Section 7.7 by at least .50 and (ii) the maturity of such unsecured Indebtedness is at least one-hundred eighty (180) days after the Maturity Date;
(k)    extensions, modifications, renewals, refinancings or replacements of Indebtedness permitted by this Section 7.3 that do not increase the principal amount of such Indebtedness (other than by amounts equal to unpaid accrued interest and premium thereon plus other amounts paid, and fees and expenses (including any bona fide amendment, waiver or consent fee) reasonably Incurred, in connection such extension, modification, renewal, refinancing or replacement);
(l)    Indebtedness incurred or assumed in connection with acquisitions in an aggregate principal amount not to exceed $25,000,000 at any time;
(m)    Indebtedness in respect of securitization transactions (excluding the securitization or sale of accounts receivable attributable to any Collateral Vessels) approved in writing by the Administrative Agent, in an aggregate principal amount not to exceed $25,000,000;
(n)    to the extent constituting Indebtedness, Sale-Leaseback Transactions permitted by Section 7.11; and
(o)    other Indebtedness in an aggregate principal amount not to exceed $25,000,000 at any time.

Section 7.4    Transactions with Affiliates. Except as otherwise specifically permitted herein, the Borrower and its Restricted Subsidiaries shall not enter into or engage in any material transaction or arrangement or series of related transactions or arrangements which in the aggregate would be material with any Controlling Affiliate of the Borrower, including the purchase from, sale to or exchange of property with, any merger or consolidation with or into, or the rendering of any service by or for, any Controlling Affiliate of the Borrower, except pursuant to the requirements of the Borrower’s or such Restricted Subsidiary’s business and unless such transaction or arrangement or series of related transactions or arrangements, taken as a whole, are no less favorable to the Borrower or such Restricted Subsidiary than would be obtained in an arms’ length transaction with a Person not a Controlling Affiliate of the Borrower; provided that, this Section 7.4 shall not limit (i) any transactions or arrangements between the Borrower and any Restricted Subsidiary or among Restricted Subsidiaries, (ii) the transactions listed in Schedule 7.4, (iii) transactions permitted by Sections 7.1, 7.3 and 7.6, transactions constituting Restricted Payments permitted by Section 7.5 and Investments not prohibited by Section 7.5 and (iv) any transaction or series of related transactions with an Affiliate involving aggregate consideration to be paid by the Borrower and/or any Restricted Subsidiary of less than $1,000,000.
Section 7.5    Limitation on Restricted Payments. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment except if, at the time of and immediately after giving effect to such Restricted Payment; (i) no Default or Event of Default shall have occurred and be continuing (or would result therefrom), (ii) each of the Payment Conditions is satisfied at the time of such Restricted Payment, (iii) the Borrower shall have Availability of not less than 25% of the Commitments and (iv) the Borrower is in compliance with the Minimum Collateral Coverage Ratio; provided that clause (ii) and clause (iii) above shall not apply to Restricted Payments in respect of the Dorian Shares or Restricted Payments under clause (c) in the definition of “Restricted Payments”, but with respect to Restricted Payments under clause (c) in the definition of “Restricted Payments”, the Borrower shall be in compliance on a pro forma basis with the minimum Fixed Charge Coverage Ratio and Maximum Net Funded Debt Ratio under Section 7.7 at the time of and immediately after giving effect to such Restricted Payment;
The provisions of this Section 7.5 will not prohibit:
(i)    any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Capital Stock of the Borrower made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Borrower (other than Capital Stock issued or sold to a Restricted Subsidiary or to an employee stock ownership plan or similar trust to the extent such sale to an employee stock ownership plan or similar trust is financed by loans from or guaranteed by the Borrower or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination);
(ii)    any Restricted Payment to any existing or former directors, employees, management or consultants or advisors of the Borrower or any Subsidiary of the Borrower or their assigns, estates or heirs, in each case in connection with equity incentive plans, under stock option plans or stock purchase agreements or other agreements to compensate such persons approved by the Board of Directors of the Borrower; provided that the Capital Stock with respect to which such Restricted Payment are made was received for services related to, or for the benefit of, the Borrower and its Restricted Subsidiaries; and provided, further, that Restricted Payments pursuant to this clause will not exceed $1,500,000 in the aggregate during any calendar year (with any unused amounts in any calendar year being carried over to successive calendars year and added to such amount subject to a maximum of $1,500,000 in any calendar year); plus, to the extent not previously applied or included, (x) the Net Cash Proceeds received by the Borrower or any of its Restricted Subsidiaries from sales of Capital Stock to directors, employees, management or consultants or advisors of the Borrower or any Subsidiary of the Borrower that occur after the Closing Date and (y) the Net Cash Proceeds of key man life insurance policies received by the Borrower or any of its Restricted

Subsidiaries after the Closing Date; provided that the Borrower may elect to apply all or any portion of the aggregate increase contemplated by clauses (x) and (y) above in any calendar year; and provided, further, that cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from any existing or former directors, employees, management or consultants or advisors of the Borrower or any Subsidiary of the Borrower in connection with a repurchase of Capital Stock of the Borrower or any Restricted Subsidiary will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement;
(iii)    the purchase, repurchase, redemption, defeasance or other acquisition or retirement of Capital Stock deemed to occur upon the exercise, conversion or exchange of stock options, warrants, other rights to purchase Capital Stock or other convertible or exchangeable securities if such Capital Stock represents all or portion of the exercise price thereof;
(iv)    the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Capital Stock of the Borrower or any Restricted Subsidiary of the Borrower held by existing or former directors, employees, management or consultants or advisors of the Borrower or any Subsidiary of the Borrower in connection with the exercise or vesting of any equity compensation (including stock options, restricted stock and phantom stock) in order to satisfy any tax withholding obligation with respect to such exercise or vesting;
(v)    any payment of cash, dividends, distributions, advances or other Restricted Payments by the Borrower or any of its Restricted Subsidiaries in respect of fractional shares of the Borrower’s Capital Stock upon the exercise, conversion or exchange of any stock options, warrants, other rights to purchase Capital Stock or other convertible or exchangeable securities; and
(vi)     Permitted Investments.
The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of such Restricted Payment of the assets or securities proposed to be transferred or issued by the Borrower or such Restricted Subsidiary (except in the case of clauses (g) and (l) of the definition of “Permitted Investments”), as the case may be, pursuant to such Restricted Payment. The amount of any Restricted Payment paid in cash shall be its face amount.
Section 7.6    Limitation on Asset Sales. The Borrower shall not, and shall not permit any Credit Party to, engage in any Asset Sale unless: (a) no Default or Event of Default shall have occurred and is continuing or would result therefrom, and (b) immediately after giving effect to such Asset Sale and any concurrent repayment of Indebtedness the Borrower is in compliance on a Pro Forma Basis with the covenants set forth in Section 7.7.
Section 7.7    Financial Covenants.
(a)    Minimum Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio, as of the last day of any Fiscal Quarter commencing with the quarter ending March 31, 2019, to be less than 1.25 to 1.00.
(b)    Maximum Net Funded Debt Ratio. The Borrower will not permit the Net Funded Debt Ratio, as of the last day of any Fiscal Quarter commencing with the quarter ending March 31, 2019, to be more than 3.50 to 1.00; except that at the time of an acquisition by the Borrower or its Restricted Subsidiaries, of which the Borrower has provided prior written notice (specifying reasonable detail therefor)

to the Administrative Agent and for which the aggregate gross consideration exceeds $25,000,000 (a “Material Acquisition”) the Borrower will not permit the Net Funded Debt Ratio, as of the last day the Fiscal Quarter in which such Material Acquisition is consummated or the subsequent four Fiscal Quarters, to be more than 4.00 to 1.00.
(c)    Minimum Collateral Coverage Ratio.
(i)    The Borrower will not permit the Collateral Coverage Ratio, as of the last day of any Fiscal Quarter commencing with the quarter ending March 31, 2019, to be less than 2.00 to 1.00 (the “Minimum Collateral Coverage Ratio”).
(ii)    In the event that the Borrower fails to satisfy the Minimum Collateral Coverage Ratio at the end of a Fiscal Quarter, the Borrower shall have a period of no more than twenty (20) Business Days following the earlier of (A) the date on which the appraisal for such Fiscal Quarter was required to be delivered and (B) the date on which the appraisal for such Fiscal Quarter was delivered to the Administrative Agent, to cure such default by the addition and delivery of new Collateral Vessels in favor of the Security Trustee in an amount sufficient to cure such deficiency. If after giving effect to the recalculation of the Collateral Coverage Ratio pursuant to this Section 7.7(c)(ii), the Borrower is in compliance with the Minimum Collateral Coverage Ratio, the Borrower shall be deemed to have satisfied the Minimum Collateral Coverage Ratio as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the respective default which arose by virtue of such breach of the Minimum Collateral Coverage Ratio shall be deemed cured for the purposes of this Agreement; provided that, notwithstanding anything herein to the contrary, the Borrower shall not be in default under this Agreement for failure to comply with this Section 7.7(c) if the Revolving Credit Exposure does not exceed 50% of the then Aggregate Collateral Vessel Value at the end of such Fiscal Quarter, and until such time as the Borrower complies with this Section 7.7(c) the Borrower shall not be permitted to have or incur and no Lender shall be required to fund or provide any Revolving Credit Exposure in excess of 50% of the then Aggregate Collateral Vessel Value; provided further that, such reduction in the Revolving Credit Exposure pursuant to this Section 2.10(c)(ii) shall be accompanied by a pro rata reduction in the Revolving Credit Commitment Amount then in effect equal to such reduction in Revolving Credit Exposure until the Collateral Coverage Ratio meets or exceeds the Minimum Collateral Coverage Ratio.
Section 7.8    Restrictive and Negative Pledge Agreements. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on (a) the ability of any Restricted Subsidiary to: (i) pay dividends or make other distributions to the Borrower or any Restricted Subsidiary on account of its Capital Stock, (ii) redeem Capital Stock held in it by the Borrower or another Restricted Subsidiary, (iii) repay loans and other Indebtedness owing by it to the Borrower or another Restricted Subsidiary, or (iv) transfer any of its assets to the Borrower or another Restricted Subsidiary; or (b) the ability of any Credit Party to create Liens on any Collateral to secure the Secured Obligations, except, in each case, (i) restrictions provided for in the Credit Documents, (ii) restrictions imposed by any Governmental Authority or by reason of applicable law, (iii) customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (iv) any restriction on the transfer of property subject to a Permitted Lien, (v) any restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the property or assets securing such Indebtedness, (vi) customary restrictions and conditions contained in any agreement relating to a Disposition, purchase or merger permitted hereunder pending the consummation of such Disposition, purchase or merger, (vii) restrictions on cash or other deposits imposed under contracts entered into in the ordinary course of business, (viii) any agreement in effect at the time a Restricted Subsidiary becomes a Restricted Subsidiary, so long as such agreement was not entered into in connection with or in contemplation of such Person becoming a Restricted Subsidiary and (ix)

customary provisions in partnership agreements, limited liability company organizational governance documents, asset sale and stock sale agreements and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company or similar person.
Section 7.9    Unrestricted Subsidiaries. The Borrower:
(a)    may designate, by written notification thereof to the Administrative Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if (i) immediately prior, and after immediately giving effect, to such designation, no Default has occurred and is continuing, and (ii) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the Fair Market Value as of the date of such designation of the Borrower’s direct and indirect ownership interest in such Subsidiary and such Investment would not be prohibited under Section 7.5 at the time of such designation;
(b)    may designate or redesignate, by written notification thereof to the Administrative Agent, any Unrestricted Subsidiary to be a Restricted Subsidiary if immediately after giving effect to such designation or redesignation, (i) the representations and warranties of the Borrower and its Restricted Subsidiaries contained in each of the Credit Documents are true and correct in all material respects on and as of such date as if made on and as of such redesignation (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date), (ii) no Default has occurred and is continuing and (iii) all Liens, Indebtedness and Investments of such Unrestricted Subsidiary outstanding immediately following such designation or redesignation would, if Incurred or made at such time, have been permitted to be Incurred or made for all purposes hereof; and
(c)    will not permit any Unrestricted Subsidiary (i) to Incur any Indebtedness other than Unrestricted Subsidiary Non-Recourse Debt, except any Guaranty given solely to support a pledge by the Borrower or any Restricted Subsidiary of the Capital Stock of such Unrestricted Subsidiary, which Guaranty is not recourse to the Borrower or any Restricted Subsidiary, and except for obligations of the Borrower or any Restricted Subsidiary in respect of Indebtedness of such Unrestricted Subsidiary that is permitted as both an Incurrence of Indebtedness under Section 7.3 and is an Investment not prohibited by Section 7.5, (ii) to guarantee or otherwise directly or indirectly provide credit support for any Indebtedness of the Borrower or any of its Restricted Subsidiaries, except for any pledge of Capital Stock of such Unrestricted Subsidiary to secure Indebtedness of the Borrower or any of its Restricted Subsidiaries and (iii) to hold any Capital Stock in, or any Indebtedness of, the Borrower or any Restricted Subsidiary;
provided that, in each case, the Borrower may not convert any Restricted Subsidiary in existence on the Closing Date or any Material Restricted Subsidiary into an Unrestricted Subsidiary without the prior written consent of the Required Lenders.
If, at any time, any Unrestricted Subsidiary fails to meet the requirements of Section 7.9(c), it shall thereafter cease to be an Unrestricted Subsidiary for purposes hereof and any Indebtedness and Investments of the Subsidiary and any Liens on assets of such Subsidiary shall be deemed to be Incurred or made by a Restricted Subsidiary at such time and the Borrower shall not be deemed to be in default of this Section 7.9, but if the Indebtedness is not permitted to be Incurred under Section 7.3, the Investments are prohibited by Section 7.5, or the Lien is not permitted under Section 7.2, the Borrower shall be in default of the applicable covenant.
Section 7.10    Sanctions. The Borrower and its Subsidiaries shall not, and, to their knowledge, their respective officers, employees, directors and agents (in their capacity as officers, employees, directors or agents, respectively, of the Borrower or any of its Subsidiaries), shall not, use the proceeds of any Borrowing or Letter of Credit (i) to fund any activities or business of or with any Sanctioned Person, or in any Sanctioned Country or territory, (ii) in any other manner that would result in a material violation of any Sanctions by the Borrower or its Subsidiaries or (iii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws.
Section 7.11    Sale and Leaseback Transactions. Without the consent of Required Lenders, the Borrower shall not, and shall not permit any Restricted Subsidiary to enter into a Sale-Leaseback Transaction in respect of any Collateral Vessel. Notwithstanding anything to the contrary herein, the Borrower and its Restricted Subsidiaries may enter into Sale-Leaseback Transactions in respect of any property other than Collateral Vessels.
ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES
Section 8.1    Events of Default. Any one or more of the following shall constitute an Event of Default if occurring on or after the Closing Date:
(a)    default by any Credit Party in the payment of (i) any interest in respect of any Loan or Reimbursement Obligations or any fees payable hereunder, within five (5) Business Days following the date when due or (ii) any principal amount of any Loan or Reimbursement Obligation when due;
(b)    default by the Borrower or any Restricted Subsidiary in the observance or performance of any covenant set forth in Section 6.1, Section 6.6(f)(i), Section 6.13(a) or Article VII;
(c)    default by the Borrower or any other Credit Party in the observance or performance of any provision hereof or of any other Credit Document not mentioned in clauses (a) or (b) above, which is not remedied within thirty (30) days after notice thereof to the Borrower by the Administrative Agent; provided that a Default as a result of a breach of Section 7.7 (a “Financial Covenant Default”) is subject to cure pursuant to and in the manner set forth in Section 8.9 and Section 7.7(c).
(d)    any representation or warranty made or deemed made herein or in any other Credit Document by the Borrower or any Restricted Subsidiary proves untrue in any material respect as of the date of the making, or deemed making, thereof;
(e)    (1) Indebtedness (other than the Loans and Letters of Credit) in excess of $12,500,000 shall (i) not be paid at maturity (beyond any applicable grace periods), or (ii) be declared to be due and payable or required to be prepaid, redeemed or repurchased prior to its Stated Maturity other than any repurchase or redemption of Indebtedness in connection with a change of control offer or asset sale offer or other similar mandatory prepayment or (2) any default in respect of Rate Management and Currency Protection Obligations resulting in the exercise by the counterparty thereunder of its right to terminate its position under the applicable Rate Management and Currency Protection Transaction and the amount payable by the Borrower and its Restricted Subsidiaries in the aggregate (after giving effect to any netting agreements relating thereto) in respect of such termination is $2,500,000;
(f)    the Borrower or a Guarantor (i) has entered involuntarily against it an order for relief under the United States Bankruptcy Code or a comparable action is taken under any applicable bankruptcy or insolvency law of another country or political subdivision of such country, (ii) generally does not pay, or admits its inability generally to pay, its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) applies for, seeks, consents to, or acquiesces in, the appointment of a receiver, custodian, trustee, liquidator or similar official for it or any substantial part of its property under the United States Bankruptcy Code or under the applicable bankruptcy or insolvency laws of another country or a political subdivision of such country, (v) institutes any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code or any comparable law, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fails to file an answer or other pleading denying the material allegations of or consents to or acquiesces in any such proceeding filed against it in a court of competent jurisdiction, (vi) makes any Board of Directors resolution in direct furtherance of any matter described in clauses (i) – (v) above, or (vii) a fails to contest in good faith any appointment or proceeding described in this Section 8.1(f);
(g)    a custodian, receiver, trustee, liquidator or similar official is appointed for the Borrower or a Guarantor or any substantial part of its property under the United States Bankruptcy Code or under the applicable bankruptcy or insolvency laws of another country or a political subdivision of such country, or a proceeding described in Section 8.1(f)(v) is instituted against the Borrower or Guarantor in a court of competent jurisdiction, and such appointment continues undischarged or such proceeding continues undismissed and unstayed for a period of sixty (60) days (or one hundred twenty (120) days in the case of any such event occurring outside the United States of America);
(h)    the Borrower or any Restricted Subsidiary fails within thirty (30) days with respect to any judgments or orders that are rendered in the United States or sixty (60) days with respect to any judgments or orders that are rendered in a court of competent jurisdiction in foreign jurisdictions (or such earlier date as any execution on such judgments or orders shall take place) to vacate, pay, bond or otherwise discharge any judgments or orders for the payment of money the uninsured portion of which is in excess of $12,500,000 in the aggregate and which are not stayed on appeal or otherwise being appropriately contested in good faith in a manner that stays execution; provided that such event shall not be deemed to constitute an Event of Default if the relevant Credit Party is entitled to insurance coverage for the whole of such sum and the relevant insurers have confirmed liability and undertaken to make payment of the whole of such sum by writing to the person(s) entitled to payment and it is likely (in the reasonable opinion of the Required Lenders) that the insurers will be able to make such payment within thirty (30) days;
(i)    one or more ERISA Events shall have occurred that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect;
(j)    (i) any Credit Document ceases to be in full force and effect (other than as expressly permitted hereunder or thereunder by reason of a release of Collateral in accordance with the terms hereof or thereof or Security Termination), (ii) any Credit Document shall be declared null and void, (iii) any Credit Party shall repudiate in writing its obligations under any Credit Document to which it is party, (iv) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability under any Credit Document to which it is party, or (v) the Security Trustee shall not have or shall cease to have, or any Credit Party shall assert in writing that the Security Trustee shall not have or shall cease to have, a valid and perfected Lien in any material portion of the Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of the Security Trustee to take any action within its control; or
(k)    a Change of Control shall occur.

Section 8.2    Non-Bankruptcy Defaults. When any Event of Default (other than those described in Section 8.1(f) or (g) with respect to the Borrower or a Guarantor) has occurred and is continuing, the Administrative Agent shall, by notice to the Borrower: (a) if so directed by the Required Lenders, terminate the remaining Commitments to the Borrower hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Loans to be forthwith due and payable and thereupon all outstanding Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other accrued amounts payable under the Credit Documents without further demand, presentment, protest or notice of any kind, including notice of intent to accelerate and notice of acceleration, each of which is expressly waived by the Borrower; and (c) if so directed by the Required Lenders, demand that the Borrower immediately pay to the Administrative Agent (to be held by the Administrative Agent pursuant to Section 8.4) the full amount then available for drawing under each outstanding Letter of Credit, and the Borrower agrees to immediately make such payment, and the Borrower acknowledges and agrees that the Lenders, the Issuing Banks and the Administrative Agent would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Administrative Agent, for the benefit of the Lenders and the Issuing Banks, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. The Administrative Agent, after giving notice to the Borrower pursuant to this Section 8.2, shall also promptly send a copy of such notice to the other Lenders and the Issuing Banks, but the failure to do so shall not impair or annul the effect of such notice.
Section 8.3    Bankruptcy Defaults. When any Event of Default described in Section 8.1(f) or (g) has occurred and is continuing with respect to the Borrower or a Guarantor, then all outstanding Loans shall immediately become due and payable together with all other accrued amounts payable under the Credit Documents without presentment, demand, protest or notice of any kind, each of which is expressly waived by the Borrower; and all obligations of the Lenders and the Issuing Banks to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Administrative Agent (to be held by the Administrative Agent pursuant to Section 8.4) the full amount then available for drawing under each outstanding Letter of Credit, the Borrower acknowledging that the Lenders, the Issuing Banks and the Administrative Agent would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Lenders, the Issuing Banks and the Administrative Agent shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any of the Letters of Credit.
Section 8.4    Collateral for Undrawn Letters of Credit.
(a)    If the prepayment of any L/C Obligations is required under Section 8.2 or 8.3, the Borrower shall forthwith pay the amount required to be so prepaid to be held by the Administrative Agent as provided in Section 8.4(b).
(b)    All amounts prepaid pursuant to Section 8.4(a) or pursuant to Sections 2.10 or 2.12(g) shall be held by the Administrative Agent in a separate collateral account at JPMorgan Chase Bank, N.A. (such account, and the credit balances, properties and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Collateral Account”) as security for, and for application to (i) the reimbursement of any drawing under any Letter of Credit then or thereafter paid by any Issuing Bank or (ii) any unallocated Fronting Exposure, and to (iii) the payment of any Loans and all other unpaid Obligations then due and owing (collectively, the “Collateralized Obligations”). The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Issuing Banks, the Administrative Agent, and the Lenders, as pledgee hereunder. If and when required by the Borrower, the Administrative Agent shall invest and reinvest funds held in the Collateral Account from time to time in Cash Equivalents specified from time to time by the Borrower, provided that the Administrative Agent is irrevocably authorized to sell on market terms any investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to Collateralized Obligations due and owing. When and if (A) (i) the Borrower shall have made payment of all Collateralized Obligations then due and payable, and (ii) all relevant preference or other disgorgement periods relating to the receipt of such payments have passed, or (B) no Default or Event of Default shall be continuing, the Administrative Agent shall repay to the Borrower any remaining amounts and assets held in the Collateral Account, provided that if the Collateral Account is being released pursuant to clause (A) and any Letter of Credit then remains outstanding, the Borrower, prior to or contemporaneously with such release, shall provide the Administrative Agent a back-to-back letter of credit in form and substance satisfactory to the applicable Issuing Bank (in its sole discretion) from a bank or financial institution whose short-term unsecured debt rating is rated A or above from either S&P or Moody’s or such other bank or financial institution satisfactory to the applicable Issuing Bank in either case in an amount equal to the undrawn face amount of each such Letter of Credit and which provides that the Administrative Agent may make a drawing thereunder in the event that the applicable Issuing Bank pays a drawing under such Letter of Credit. In addition, if the aggregate amount on deposit with the Security Trustee exceeds the Collateralized Obligations then existing, then the Administrative Agent shall release and deliver such excess amount upon the written request of the Borrower.
Section 8.5    Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 8.2 promptly upon being requested to do so by the Required Lenders and shall thereupon notify all the Lenders thereof.
Section 8.6    Expenses. The Borrower agrees to pay to the Administrative Agent, each Issuing Bank and each Lender all reasonable documented out-of-pocket expenses Incurred or paid by the Administrative Agent, the Issuing Bank, or such Lender, including reasonable attorneys’ fees and court costs, in connection with any Default or Event of Default hereunder or in connection with the enforcement of any of the Credit Documents.
Section 8.7    Distribution and Application of Proceeds. After the exercise of remedies provided for in Section 8.2 or the occurrence and during the continuance of an Event of Default described in Section 8.1(f) or (g), any payment to the Administrative Agent, any Issuing Bank or any Lender hereunder, from the Security Trustee under the Guaranty and Collateral Agreement or from the proceeds of the Collateral Account or otherwise shall be paid to the Administrative Agent to be distributed and applied as follows (unless otherwise agreed by the Borrower, the Administrative Agent, all Issuing Banks and all Lenders):
(a)    First, to the payment of any and all reasonable documented out-of-pocket costs and expenses of the Administrative Agent, including reasonable attorneys’ fees and documented out-of-pocket costs and expenses, as provided by this Agreement or by any other Credit Document, Incurred in connection with the collection of such payment or in respect of the enforcement of any rights of the Administrative Agent, the Issuing Banks or the Lenders under this Agreement or any other Credit Document;
(b)    Second, to the payment of any and all reasonable out-of-pocket costs and expenses of the Issuing Banks and the Lenders, including reasonable attorneys’ fees and out-of-pocket costs and expenses, as provided by this Agreement or by any other Credit Document, Incurred in connection with the collection of such payment or in respect of the enforcement of any rights of the Lenders or the Issuing Banks under this Agreement or any other Credit Document, pro rata in the proportion in which the amount of such costs and expenses unpaid to each Lender or each Issuing Bank bears to the aggregate amount of the costs and expenses unpaid to all Lenders and all Issuing Banks collectively, until all such fees, costs and expenses have been paid in full;
(c)    Third, to the payment of any due and unpaid fees to the Administrative Agent, any Lender or any Issuing Bank as provided by this Agreement or any other Credit Document, pro rata in the proportion in which the amount of such fees due and unpaid to the Administrative Agent, each Lender and each Issuing Bank bears to the aggregate amount of the fees due and unpaid to the Administrative Agent, all Lenders and all Issuing Banks collectively, until all such fees have been paid in full;
(d)    Fourth, to the payment of accrued and unpaid interest on the Loans or the Reimbursement Obligations to the date of such application, pro rata in the proportion in which the amount of such interest, accrued and unpaid to each Lender or each Issuing Bank bears to the aggregate amount of such interest accrued and unpaid to all Lenders and all Issuing Banks collectively, until all such accrued and unpaid interest has been paid in full;
(e)    Fifth, to the payment of the outstanding due and payable principal amount of each of the Loans, the amount of the outstanding Reimbursement Obligations (reserving cash collateral for all undrawn face amounts of any outstanding Letters of Credit (if Section 8.4(a) has not been complied with)), the amount of the outstanding Rate Management and Currency Protection Obligations and the amount of the outstanding Specified Cash Management Obligations, pro rata in the proportion in which the outstanding principal amount of such Loans, the amount of such outstanding Reimbursement Obligations owing to each Lender and each Issuing Bank, together (if Section 8.4(a) has not been complied with) with the undrawn face amounts of such outstanding Letters of Credit, the amount of such outstanding Rate Management and Currency Protection Obligation and the amount of such outstanding Specified Cash Management Obligations, bears to the aggregate amount of all outstanding Loans, outstanding Reimbursement Obligations and (if Section 8.4(a) has not been complied with) the undrawn face amounts of all outstanding Letters of Credit, outstanding Rate Management and Currency Protection Obligation and outstanding Specified Cash Management Obligations. In the event that any such Letters of Credit, or any portions thereof, terminate or expire without any pending drawing thereon, any cash collateral therefor shall be distributed pro rata in accordance with this Section 8.7(e) by the Administrative Agent until the principal amount of all Loans and Reimbursement Obligations shall have been paid in full;
(f)    Sixth, to the payment of any other outstanding Obligations then due and payable, pro rata in the proportion in which the outstanding Obligations owing to each Lender, each Issuing Bank and the Administrative Agent bears to the aggregate amount of all such Obligations until all such Obligations have been paid in full; and
(g)    Seventh, to the Borrower or as the Borrower may direct unless otherwise directed by a court of competent jurisdiction.
Section 8.8    Enforcement rights. Notwithstanding anything to the contrary contained herein or in any other Credit Document, the authority to enforce rights and remedies hereunder and under the other Credit Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent (or its authorized designee, including Security Trustee as its mortgagee trustee) in accordance with Article VIII for the benefit of all the Lenders and the Issuing Banks; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Credit Documents, (b) any Issuing Bank from exercising the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Bank) hereunder and under the other Credit Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.6 or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any law relating to bankruptcy, insolvency or reorganization or relief of debtors.
Section 8.9    Cure Rights.
(a)    Financial Performance Covenant Cure Right. Notwithstanding anything to the contrary contained in Section 7.7, if the Borrower fails to comply with a Financial Performance Covenant set forth in Section 7.7(a) or Section 7.7(b), then the Borrower shall be permitted on or prior to the twentieth (20th) day following the earlier of (i) the date that the Compliance Certificate calculating compliance with the Financial Performance Covenants is required to be delivered pursuant to Section 6.6(c) and (ii) the date of receipt of a notice from the Administrative Agent that the Borrower is not in compliance with a Financial Performance Covenant (the “Cure Deadline”), to cure such non-compliance (the “Cure Right”) by the Borrower’s receipt of cash proceeds from a distribution by an Unrestricted Subsidiary (“Distribution Proceeds”). Upon receipt by the Borrower of Distribution Proceeds in an aggregate amount sufficient for the Borrower to be in compliance with the Financial Performance Covenant(s) (such Distribution Proceeds used to cure a Financial Performance Covenant default, the “Distribution Cure Amount”) pursuant to the exercise of such Cure Right, the Financial Performance Covenant(s) shall be recalculated by increasing Adjusted EBITDA by the Distribution Cure Amount (and such increase to Adjusted EBITDA shall be taken into account solely for the fiscal quarter with respect to which such Cure Right was exercised); provided that Adjusted EBITDA shall not be increased by more than the amount necessary for the Borrower to be in compliance with the Financial Performance Covenants. In each four-Fiscal Quarter period there shall be at least two Fiscal Quarters in which the Cure Right is not exercised and the Cure Right shall not be exercised more than five (5) times during the term of the Facility.
(b)    Treatment of Distribution Cure Amount. The parties hereby acknowledge that this Section 8.9 may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 7.7(a) and Section 7.7(b) and shall not result in any adjustment to any baskets or other amounts other than the amount of the Adjusted EBITDA for the purpose of Section 7.7(a) and Section 7.7(b).
(c)    Cure of Financial Covenant Default. If a Financial Covenant Default has occurred and is continuing and if, after giving effect to the recalculation of the Financial Performance Covenants pursuant to this Section 8.9, the Borrower is in compliance with the Financial Performance Covenants, the Borrower shall be deemed to have satisfied the Financial Performance Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the Financial Covenant Default shall be deemed cured for the purposes of this Agreement.
ARTICLE IX
CHANGE IN CIRCUMSTANCES
Section 9.1    Change in Law; Illegality.
(a)    Notwithstanding any other provisions of this Agreement or any Note, if a Lender or Issuing Bank notifies the Borrower (giving reasonable detail of the basis therefor) that a Change in Law makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful, for any Lender or its Lending Office to perform its obligations under this Agreement to make, maintain, or fund any Eurodollar Loans of such Lender then outstanding hereunder (a) the Borrower shall, no later than 11:00 a.m. (New York City time) (i) if not prohibited by law, on the last day of the Interest Period for each outstanding

Eurodollar Loan, or (ii) if required by such notice, on the second Business Day following its receipt of such notice, prepay all of the Eurodollar Loans of such Lender then outstanding, together with accrued interest on the principal amount prepaid or defeased to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment or defeasance being made on such date, (b) such Lender shall simultaneously make a Base Rate Loan to the Borrower on such date in an amount equal to the aggregate principal amount of the Eurodollar Loans prepaid to such Lender, and (c) the right of the Borrower to select Eurodollar Loans from such Lender for any subsequent Borrowing shall be suspended until such Lender shall notify the Borrower that the circumstances causing such suspension no longer exist. Each Lender agrees to use commercially reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to designate a different Lending Office if the making of such designation would avoid the effect of this paragraph and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.
(b)    Upon the giving of the notice to the Borrower referred to in Section 9.1(a) in respect of any such Eurodollar Loan and provided the Borrower shall not have prepaid such Loan pursuant to Section 2.9, (i) any such outstanding Eurodollar Loan of such Lender shall be automatically converted to a Base Rate Loan on the last day of the Interest Period then applicable thereto or on such earlier date as required by law and (ii) such Lender shall make or continue its portion of any requested Borrowing of a Eurodollar Loan as a Base Rate Loan, which Base Rate Loan shall, for all other purposes, be considered part of such Borrowing.
(c)    Any Lender or Issuing Bank that has given any notice pursuant to Section 9.1(a) shall, upon determining that it would no longer be unlawful for it to make such Eurodollar Loans or issue such Letters of Credit, give prompt written notice thereof to the Borrower and the Administrative Agent, and upon giving such notice, its obligation to make, allow conversions into and maintain, as applicable, such Loans or issue such Letters of Credit shall be reinstated.
Section 9.2    Increased Cost and Reduced Return.
(a)    If, a Change in Law, or compliance by any Lender or Issuing Bank (or its applicable Lending Office), with any request or directive (whether or not having the force of law) of any Governmental Authority issued after the date hereof (or, if later, after the date the Administrative Agent, such Issuing Bank, or such Lender becomes the Administrative Agent, an Issuing Bank, or a Lender):
(i)    subjects any Lender or Issuing Bank (or its applicable Lending Office) to any tax, duty or other charge related to any Loan, Reimbursement Obligation, or its obligation to advance or maintain Loans or issue any Letter of Credit, or shall change the basis of taxation of payments to any Lender or Issuing Bank (or its applicable Lending Office) of the principal of or interest on its Loans, Letters of Credit or Reimbursement Obligation or any participations in any thereof, or any other amounts due under this Agreement related to its Loans, Letters of Credit, Reimbursement Obligations or participations therein, or its obligation to make Loans, issue Letters of Credit, or acquire participations therein (except for changes with respect to Taxes that are Indemnified Taxes and Taxes described in Section 3.3(a)(i)-(iv)); or
(ii)    imposes, modifies or deems applicable any reserve, special deposit or similar requirement (including any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding for any Loan any such requirement included in an applicable Statutory Reserve Rate) against assets of, deposits with or for the account of, or credit extended by, any Lender or Issuing Bank (or its applicable Lending Office) or imposes on any Lender or Issuing Bank (or its Lending Office) or on the interbank market any other condition affecting its Loans, Letters of Credit, any Reimbursement

Obligations owed to it, or its participation in any thereof, or its obligation to advance or maintain Loans, issue Letters of Credit or participate in any thereof;
and the result of any of the foregoing is to increase the cost to such Lender or Issuing Bank (or its applicable Lending Office) of advancing or maintaining any Loan, issuing or maintaining a Letter of Credit or participating therein, or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank (or its applicable Lending Office) in connection therewith under this Agreement, by an amount deemed by such Lender or Issuing Bank to be material, then, subject to Section 9.2(c), from time to time, within thirty (30) days after receipt of a certificate from such Lender or Issuing Bank (with a copy to the Administrative Agent) pursuant to Section 9.2(c) setting forth in reasonable detail such determination and the basis thereof, the Borrower shall, without duplication under this Agreement, be obligated to pay to such Lender or Issuing Bank such additional amount or amounts as will compensate such Lender or Issuing Bank for such increased cost or reduction.
(b)    If, after the date hereof, the Administrative Agent, any Lender or Issuing Bank shall have reasonably determined that a Change in Law regarding capital adequacy or liquidity (including any revision in the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR Part 225, Appendix A) or of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A), or in any other applicable capital adequacy or liquidity rules heretofore adopted and issued by any governmental authority), or any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Administrative Agent, any Lender or Issuing Bank (or its applicable Lending Office) with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s, Issuing Bank’s capital, or on the capital of any corporation controlling such Lender, Issuing Bank, as a consequence of its obligations hereunder to a level below that which such Lender, Issuing Bank could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s, Issuing Bank’s or its controlling corporation’s policies with respect to capital adequacy or liquidity in effect immediately before such adoption, change or compliance) by an amount reasonably deemed by such Lender, Issuing Bank to be material, then, subject to Section 9.2(c), from time to time, within thirty (30) days after its receipt of a certificate from such Lender, Issuing Bank (with a copy to the Administrative Agent) pursuant to Section 9.2(c) setting forth in reasonable detail such determination and the basis thereof, the Borrower shall pay to such Lender, Issuing Bank such additional amount or amounts as will compensate such Lender, Issuing Bank for such reduction.
(c)    Each of the Administrative Agent, the Lenders and the Issuing Banks that determines to seek compensation under this Section 9.2 shall give written notice to the Borrower and, in the case of a Lender or an Issuing Bank other than the Administrative Agent, the Administrative Agent of the circumstances that entitle the Administrative Agent, such Lender or such Issuing Bank to such compensation within one calendar year after the Administrative Agent, such Lender or such Issuing Bank receives actual notice or obtains actual knowledge of the law, rule, order or interpretation or occurrence of another event giving rise to a claim hereunder. In any event the Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the 365th day preceding such written demand; provided that if the basis or circumstances giving rise to such compensation is retroactive, then such one calendar year period referred to in this sentence shall be extended to include the period with retroactive effect thereof. Each of the Administrative Agent, the Lenders and the Issuing Banks shall use reasonable efforts to avoid the need for, or reduce the amount of, such compensation and any payment under Section 3.3, including the designation of a different Lending Office, if such action or designation will not, in the sole judgment of the Administrative

Agent, such Lender or such Issuing Bank made in good faith, be otherwise disadvantageous to it; provided that the foregoing shall not in any way affect the rights of any Lender or any Issuing Bank or the obligations of the Borrower under this Section 9.2. A certificate of the Administrative Agent, any Lender or any Issuing Bank, as applicable, claiming compensation under this Section 9.2, and setting forth the additional amount or amounts to be paid to it hereunder and accompanied by a statement prepared by the Administrative Agent, such Lender or such Issuing Bank, as applicable, describing in reasonable detail the calculations thereof shall be conclusive absent manifest error of the correctness thereof. In determining such amount, such Lender or such Issuing Bank may use any reasonable averaging and attribution methods.
Section 9.3    Lending Offices. The Administrative Agent, each Lender and each Issuing Bank may, at its option, elect to make or maintain its Loans and issue its Letters of Credit hereunder at the Lending Office for each Type and/or currency of Letter of Credit available hereunder or at such other of its branches, offices or Affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent, provided that, except in the case of any such transfer to another of its branches, offices or Affiliates made at the request of the Borrower, the Borrower shall not be responsible for the costs arising under Section 3.3 or 9.2 resulting from any such transfer to the extent not otherwise applicable to such Lender or such Issuing Bank prior to such transfer.
Section 9.4    Discretion of Lender as to Manner of Funding. Subject to the other provisions of this Agreement, each Lender and each Issuing Bank shall be entitled to fund and maintain its funding of all or any part of its Loans and Letters of Credit in any manner it sees fit.
Section 9.5    Substitution of Lender or Issuing Bank. If (a) any Lender or Issuing Bank has demanded compensation or given notice of its intention to demand compensation under Section 9.2, (b) the Borrower is required to pay any additional amount to any Lender or Issuing Bank under Section 2.11, (c) any Lender or Issuing Bank fails to, or is unable to, submit any form or certificate required under Section 3.3(b) or withdraws or cancels any previously submitted form with no substitution therefor that complies with the requirements of Section 3.3(b), (d) any Lender or Issuing Bank gives notice of any Change in Law or regulations, or in the interpretation thereof, pursuant to Section 9.1, (e) any Lender or Issuing Bank is a Defaulting Lender, (f) any Lender or Issuing Bank shall seek to avoid its obligation to make or maintain Loans or issue Letters of Credit hereunder for any reason, including reliance upon 12 U.S.C. § 1821(e) or (n) (1) (B), (g) any taxes referred to in Section 3.3 or Section 11.3 have been levied or imposed (or the Borrower determines in good faith that there is a substantial likelihood that such taxes will be levied or imposed) so as to require withholding or deductions by the Borrower or payment by the Borrower of additional amounts to or for the benefit of any Lender or Issuing Bank, or other reimbursement or indemnification of any Lender or Issuing Bank, as a result thereof, (h) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or any other Credit Documents requested by the Borrower, (i) an Issuing Bank gives notice pursuant to Section 2.12(a)(ii) that the issuance of the Letter of Credit would violate any legal or regulatory restriction then applicable to such Issuing Bank or (j) any Lender or Issuing Bank ceases to be entitled to complete exemption from U.S. federal withholding tax under FATCA with respect to payments to be received pursuant to any Credit Document (as if such payments were U.S. source) or so notifies the Borrower under Section 3.3(g), then and in such event, upon written request from the Borrower delivered to such Lender or Issuing Bank, and the Administrative Agent, such Lender shall assign, in accordance with the provisions of Section 11.10 (including the provisions governing required consents) and an appropriately completed Assignment Agreement, all of its rights and obligations under the Credit Documents to another Lender or a commercial banking institution selected by the Borrower, in consideration for the payments set forth in such Assignment Agreement and payment by the Borrower to such Lender of all other amounts which such Lender may be owed pursuant to this Agreement, including Sections 2.11, 3.3, 9.2 and 11.3.

ARTICLE X
THE ADMINISTRATIVE AGENT, THE SECURITY TRUSTEE AND ISSUING BANKS
Section 10.1    Appointment and Authorization of Administrative Agent. Each of the Lenders hereby appoints JPMorgan Chase Bank, N.A. as the Administrative Agent, and hereby authorizes the Administrative Agent to take such action on each of its behalf and to exercise such powers under the Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.
Section 10.2    Rights and Powers as a Lender. The Administrative Agent to the extent such Person is a Lender, shall have the same rights and powers under the Credit Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Administrative Agent, and the Administrative Agent and its respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any of its Subsidiaries or Affiliates thereof as if it were not an Administrative Agent or an Other Agent under the Credit Documents. The term Lender as used in all Credit Documents, unless the context otherwise clearly requires, includes, to the extent such Person is also a Lender hereunder, the Administrative Agent.
Section 10.3    Action by Administrative Agent. The obligations of the Administrative Agent under the Credit Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action concerning any Default or Event of Default, except as expressly provided in Sections 8.2 and 8.4. Unless and until the Required Lenders (or, if required by Section 11.11, all of the Lenders) give such direction (including the giving of a notice of default as described in Section 8.1(c)), the Administrative Agent may, except as otherwise expressly provided herein or therein, take or refrain from taking such actions as it deems appropriate and in the best interest of all the Lenders. In no event, however, shall the Administrative Agent be required to take any action in violation of applicable law or of any provision of any Credit Document, and the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Credit Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expenses, and liabilities it may Incur in taking or continuing to take any such action. The Administrative Agent shall be entitled to assume that no Default or Event of Default, other than non-payment of any scheduled principal or interest payment due hereunder, exists unless notified in writing to the contrary by a Lender or the Borrower. In all cases in which the Credit Documents do not require the Administrative Agent to take specific action, the Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under specific provisions of the Credit Documents, shall be binding on all the Lenders.
Section 10.4    Consultation with Experts. The Administrative Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.
Section 10.5    Indemnification Provisions; Credit Decision. Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable to any Lender for any action taken or not taken by them in connection with the Credit Documents (i) with the consent or at the request of the Required Lenders (or, if required by Section 11.11, all of the Lenders), or (ii) in the absence of their own gross negligence or willful misconduct as found in a final non-appealable judgment of a court of competent jurisdiction.

Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement, any other Credit Document or any Borrowing; (ii) the performance or observance of any of the covenants or agreements of the Borrower or any Subsidiary contained herein or in any other Credit Document; (iii) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, genuineness, enforceability, value, worth or collectability hereof or of any other Credit Document or of any other documents or writings furnished in connection with any Credit Document; and the Administrative Agent makes no representation of any kind or character with respect to any such matters mentioned in this sentence. The Administrative Agent may execute any of its duties under any of the Credit Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Administrative Agent shall not Incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Administrative Agent shall have no responsibility for confirming the accuracy of any Compliance Certificate or other document or instrument received by any of them under the Credit Documents. The Administrative Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with such Administrative Agent signed by such owner in form satisfactory to such Administrative Agent. Each of the Lenders acknowledges that it has independently, and without reliance on the Administrative Agent, or any other Lender, obtained such information and made such investigations and inquiries regarding the Borrower and its Subsidiaries as it deems appropriate, and based upon such information, investigations and inquiries, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Credit Documents. It shall be the responsibility of each Lender to keep itself informed about the creditworthiness and business, properties, assets, liabilities, condition (financial or otherwise) and prospects of the Borrower and its Subsidiaries, and the Administrative Agent shall have no liability whatsoever to any Lender for such matters. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required by any Credit Document to be furnished by the Borrower or any Subsidiaries to the Administrative Agent at such time, but is voluntarily furnished to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).
Section 10.6    Indemnity. The Lenders shall ratably, in accordance with their Percentages, indemnify and hold the Administrative Agent and its directors, officers, employees, agents and representatives harmless from and against any liabilities, losses, costs or expenses suffered or Incurred by it under any Credit Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified as found in a final non-appealable judgment of a court of competent jurisdiction; provided that this Section 10.6 shall not limit the Borrower’s reimbursement obligations hereunder. The obligations of the Lenders under this Section 10.6 shall survive termination of this Agreement.
Section 10.7    Resignation.
(a)    Resignation of Agents. The Administrative Agent may resign at any time and shall resign upon any removal thereof as a Lender pursuant to the terms of this Agreement upon at least thirty (30) days’ prior written notice to the Lenders and the Borrower. Any resignation of the Administrative Agent shall not be effective until a replacement therefor is appointed pursuant to the terms hereof. Upon any such resignation of the Administrative Agent, the Required Lenders and, so long as no Event of Default shall then exist, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed) shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and, so long as no Event of Default shall then exist, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed) appoint a successor Administrative Agent which shall be any Lender hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent under the Credit Documents; and the retiring Administrative Agent shall be discharged from its duties and obligations thereunder. After any retiring Administrative Agent’s or Other Agent’s resignation hereunder as Administrative Agent or Other Agent, as the case may be, the provisions of this Article X and all protective provisions of the other Credit Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Other Agent, as the case may be.
(b)    Resignation of Issuing Banks. If at any time an Issuing Bank assigns all of its Commitment and Loans pursuant to Section 11.10, such Issuing Bank may, upon 30 days’ prior written notice to the Borrower, the Administrative Agent, and the Lenders, resign as an Issuing Bank. In such event, the Borrower may, with the approval of the Administrative Agent and the acceptance of the duties of an Issuing Bank by the Lender so requested, request that another Lender serve as Issuing Bank under this Agreement; provided, however, that the absence of any successor Issuing Bank shall not affect the resignation of the resigning Issuing Bank. Any resigning Issuing Bank shall retain all the rights, powers, privileges and duties of an Issuing Bank under this Agreement with respect to all Letters of Credit outstanding as of the Closing Date of its resignation and all Reimbursement Obligations with respect thereto (including the right to require the Lenders to make Loans or fund risk participations in Reimbursement Obligations pursuant to Section 2.12). Upon the appointment of any successor Issuing Bank (i) such successor Issuing Bank shall succeed to and become vested with all of the rights, powers, privileges and duties of an Issuing Bank under this Agreement, and (ii) such successor Issuing Bank shall issue Letters of Credit in substitution for the Letters of Credit, if any, previously issued by the resigning Issuing Bank that are outstanding at the time of such succession or make other arrangements satisfactory to the resigning Issuing Bank to effectively assume the obligations of the resigning Issuing Bank with respect to such Letters of Credit.
Section 10.8    Collateral and Guaranty Matters. Each Lender (and, by its acceptance of the benefit of any Lien in Collateral pursuant to the terms of the Collateral Documents, each holder of the Rate Management and Currency Protection Obligations, each holder of the Specified Cash Management Obligations and each other Person for whose benefit the Security Trustee is granted a Lien in Collateral pursuant to the terms of the Collateral Documents) hereby authorizes and directs (i) JPMorgan Chase Bank, N.A. to act as Security Trustee under each Collateral Document, (ii) the Security Trustee, from time to time, to take any actions with respect to the Collateral or Collateral Documents which may be necessary to perfect and maintain the Liens upon the Collateral granted pursuant to the Collateral Documents and to enter into additional Collateral Documents or amendments to Collateral Documents, as contemplated by Section 6.12 or as necessary or advisable in connection with transfers or changes to the flag or vessel and/or ship registry of any Collateral Vessel permitted by Section 6.13, (iii) the Administrative Agent to, or to instruct the Security Trustee to (A) release any and all Collateral from the Liens created by the Collateral Documents, subordinate any Lien on any and all such Collateral and/or release any and all Guarantors from their respective obligations under the Guaranty and Collateral Agreement at any time and from time to time in accordance with the provisions of the Collateral Documents and Section 11.20 and (B) execute and deliver, and take any action referred to in Section 11.20, to evidence any such release or subordination and (iv) the Administrative Agent to appoint the Security Trustee as its mortgagee trustee to receive, hold, administer and enforce the Collateral Vessel Mortgages covering the Collateral Vessels.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s and/or the Security Trustee’s authority, as applicable, to release any Collateral from the Liens created by the Collateral Documents, to subordinate any such Liens and/or to release any Guarantor from its obligations under the Guaranty and Collateral Agreement, in each case, pursuant to this Section 10.8.

ARTICLE XI
MISCELLANEOUS
Section 11.1    No Waiver; etc.. No delay or failure on the part of the Administrative Agent, any Lender or any Issuing Bank, or on the part of the holder or holders of any Notes, in the exercise of any power, right or remedy under any Credit Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise thereof preclude any other or further exercise of any other power, right or remedy. To the fullest extent permitted by applicable law, the powers, rights and remedies under the Credit Documents of the Administrative Agent, the Lenders, the Issuing Banks and the holder or holders of any Notes are cumulative to, and not exclusive of, any powers, rights or remedies any of them would otherwise have.
Section 11.2    Non-Business Day. Subject to Section 2.4, if any payment of principal or interest on any portion of any Loan, any Reimbursement Obligation, or any other Obligation shall fall due on a day which is not a Business Day, interest or fees (as applicable) at the rate, if any, such portion of any Loan, any Reimbursement Obligation, or other Obligation bears for the period prior to maturity shall continue to accrue in the manner set forth herein on such Obligation from the stated due date thereof to the next succeeding Business Day, on which the same shall instead be payable.
Section 11.3    Documentary Taxes. The Borrower agrees that it will pay any documentary, stamp, intangible, court, filing or similar Taxes payable with respect to any Credit Document or under or in connection with any Letter of Credit, including interest and penalties, in the event any such Taxes are assessed irrespective of when or against whom such assessment is made, other than any such Taxes imposed as a result of any present or former connection between the Administrative Agent, any Issuing Bank or any Lender and the jurisdiction imposing such Tax (other than connections arising from the Administrative Agent, such Issuing Bank, or such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document) imposed with respect to the transfer of an interest in a Credit Document (other than a transfer made pursuant to Section 9.5). If the Administrative Agent, any Issuing Bank or any Lender pays any Taxes under this Section 11.3 or any penalties or interest in connection therewith, the Borrower shall reimburse the Administrative Agent, that Issuing Bank or that Lender for the payment in the currency in which such payment was made and any reasonable expenses arising therefrom or with respect thereto within ten (10) days after demand therefor, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by any Issuing Bank or any Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of any Issuing Bank or any Lender, shall be conclusive absent manifest error.

Section 11.4    Survival of Representations. All representations and warranties made herein or in certificates given pursuant hereto shall survive the execution and delivery of this Agreement and the other Credit Documents, and shall continue in full force and effect with respect to the date as of which they were made until Security Termination.
Section 11.5    Survival of Indemnities. All indemnities and all provisions relative to reimbursement to the Lenders and the Issuing Banks of amounts sufficient to protect the yield of the Lenders and the Issuing Banks with respect to the Loans and the L/C Obligations, including Section 2.11, Section 3.3, Section 8.6, Section 9.2, Section 11.3 and Section 11.13 hereof, shall, subject to Section 9.2(c), survive the Security Termination.
Section 11.6    Setoff; Pro Rata Sharing. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of, and throughout the continuance of, any Event of Default, each Lender, each Issuing Bank and each subsequent holder of any Note or any of their respective Affiliates is hereby authorized by the Borrower at any time or from time to time, without prior notice to the Borrower or any other Person, any such prior notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other Indebtedness at any time owing by that Lender or that Issuing Bank or that subsequent holder or any of their respective Affiliates to or for the credit or the account of the Borrower, whether or not matured, against and on account of the due and unpaid obligations and liabilities of the Borrower to that Lender, or that Issuing Bank or that subsequent holder under the Credit Documents, irrespective of whether or not that Lender or that Issuing Bank or that subsequent holder shall have made any demand hereunder. Each Lender or each Issuing Bank or any of their respective Affiliates shall promptly give notice to the Borrower of any action taken by it under this Section 11.6, provided that any failure of such Lender or such Issuing Bank or any of their respective Affiliates to give such notice to the Borrower shall not affect the validity of such setoff. Except as otherwise provided herein, each Lender and each Issuing Bank agrees with each other Lender and each other Issuing Bank a party hereto that if such Lender or such Issuing Bank receives and retains any payment, whether by setoff or application of deposit balances or otherwise, in respect of the Loans or L/C Obligations in excess of its ratable share of payments on all such Obligations then owed to the Lenders and the Issuing Banks hereunder, then such Lender or such Issuing Bank shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans and L/C Obligations and participations therein held by each such other Lender or Issuing Bank as shall be necessary to cause such Lender or such Issuing Bank to share such excess payment ratably with all the other Lenders and the Issuing Banks; provided, however, that if any such purchase is made by any Lender or any Issuing Bank, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender or Issuing Bank, the related purchases from the other Lenders or the Issuing Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest; provided, further, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.
Section 11.7    Notices.

(a)    Except as otherwise specified herein and except as otherwise provided in Section 11.7(b), all notices under the Credit Documents shall be in writing (including email or facsimile) and shall be given to a party hereunder at its address, email address or facsimile number set forth below or such other address, email address or facsimile number as such party may hereafter specify by notice to the Administrative Agent and the Borrower, given by courier, by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Credit Documents to the Lenders shall be addressed to their respective domestic Lending Offices in the United States at the respective addresses, email addresses or facsimile numbers, or telephone numbers set forth on their applicable Administrative Questionnaire provided to the Administrative Agent and the Borrower or, in the case of Persons becoming Lenders pursuant to Assignment Agreements, on their applicable Assignment Agreements, and to the Borrower, the Administrative Agent, the Security Trustee and the Issuing Banks:

To the Borrower:	SEACOR Holdings Inc. 2200 Eller Drive, Fort Lauderdale, FL 33316 Attention: Bill Long Telephone: 954-627-5206 Fax: 281-670-1401 Email: blong@ckor.com

To the Administrative Agent and the Security Trustee
JPMorgan Chase Bank, N.A.
10 S Dearborn St, Floor L2S
Chicago, IL  60603
Attention: Jasmine Doke
Telephone: 312-732-2671
Facsimile: 844-490-5663
Email: jpm.agency.cri@jpmorgan.com and jasmine.c.doke@chase.com

To Issuing Banks:	JPMorgan Chase Bank, N.A. 10 S Dearborn St, Floor L2S Chicago, IL 60603 Attention: Jasmine Doke Telephone: 312-732-2671 Facsimile: 844-490-5663 Email: Chicago.LC.Agency.Activity.Team@jpmorgan.com
Each such notice, request or other communication shall be effective (i) if given by facsimile or email, when such fax or email is transmitted to the facsimile number or email address specified in this Section 11.7 or pursuant to Section 11.10 and a confirmation of receipt of such fax or email has been received by the sender, (ii) if given by courier, when delivered, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, or (iv) if given by any other means, when delivered at the addresses specified in this Section 11.7, or pursuant to Section 11.10; provided that any notice given pursuant to Article II shall be effective only upon receipt and, provided, further, that any notice that but for this proviso would be effective after the close of business on a Business Day or on a day that is not a Business Day shall be effective at the opening of business on the next Business Day.
Notwithstanding the foregoing, materials required to be delivered pursuant to Section 6.6 shall be delivered to the Administrative Agent as specified in Section 11.7(b) or as otherwise specified to the Borrower by the Administrative Agent; provided that any communication that (A) relates to a request for a new, or a conversion of an existing, Loan or other extension of credit (including any election of an interest rate or Interest Period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any Default or Event of Default or (D) is required to be delivered to satisfy any condition precedent to the effectiveness of any provision of this Agreement and/or any Loan, Letter of Credit, increase of any Letter of Credit or other extension of credit hereunder, shall be in writing (including facsimile or email communication) and mailed, faxed or delivered pursuant to this Section 11.7(a).
(b)    The Borrower will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Credit Documents, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a conversion of an existing, Loan, a new Letter of Credit, any increase of any Letter of Credit, or other extension of credit (including any election of an interest rate or Interest Period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of any provision of this Agreement and/or any Loan, Letter of Credit, increase of any Letter of Credit or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium to Donald Hunt at donald.k.hunt@chase.com and Caroline Eagan at caroline.eagan@Chase.com.
The Borrower further agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Electronic Platform”). The Borrower acknowledges that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
THE ELECTRONIC PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THE RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES OF THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES (COLLECTIVELY, “AGENT PARTIES”) HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE TRANSMISSION BY THE BORROWER, ANY OF

THE AGENT PARTIES OR ANY OTHER PERSON OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH AGENT PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its email address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Credit Documents. Each of the Lenders and the Issuing Banks agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Electronic Platform shall constitute effective delivery of the Communications to such Lender, or Issuing Bank, as the case may be, for purposes of the Credit Documents. Each of the Lenders and the Issuing Banks agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s or such Issuing Bank’s, as the case may be, email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.
Nothing herein shall prejudice the right of the Administrative Agent, any Issuing Bank or any Lender to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document.
Section 11.8    Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic method of transmission (in .pdf format) shall be effective as delivery of a manually executed original counterpart of this Agreement.
Section 11.9    Successors and Assigns. This Agreement shall be binding upon the Borrower, each of the Lenders, the Issuing Banks, the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, each of the Lenders, the Issuing Banks and the Administrative Agent and their respective successors and assigns, including any subsequent holder of any Note; provided, however, (i) the Borrower may not assign any of its rights or obligations under this Agreement or any other Credit Document without the written consent of all Lenders, the Issuing Banks, and the Administrative Agent, (ii) the Administrative Agent may not assign any of its rights or obligations under this Agreement or any Credit Document except in accordance with Article X, and (iii) no Lender or Issuing Bank may assign any of its rights or obligations under this Agreement or any other Credit Document except in accordance with Section 11.10. Any Lender or any Issuing Bank may at any time pledge or assign all or any portion of its rights under this Agreement and the Notes issued to it (i) to a Federal Reserve Bank or the European Central Bank to secure extensions of credit by such Federal Reserve Bank or the European Central Bank to such Lender or Issuing Bank, or (ii) in the case of any Lender that is a fund comprised in whole or in part of commercial loans, to a trustee for such fund in support of such Lender’s obligations to such trustee; provided that no such pledge or assignment shall release a Lender or Issuing Bank from any of its obligations hereunder or substitute any such Federal Reserve Bank or the European Central Bank or such trustee for such Lender or Issuing Bank as a party hereto and the Borrower, the Administrative Agent, the other Lenders and the Issuing Banks shall continue to deal solely with such Lender or Issuing Bank in connection with the rights and obligations of such Lender and Issuing Bank under this Agreement.
Section 11.10    Participations in Loans and Notes; Sales and Transfers of Loans and Notes.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with Section 11.10(b), (ii) to any Eligible Assignee by way of participation in accordance with the provisions of Section 11.10(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.10(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.10(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) to an Eligible Assignee; provided that any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts.
(A)    in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in Section 11.10(b)(i)(B) in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)    in any case not described in Section 11.10(b)(i)(A) of this Section 11.10(b)(i)(B), the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment Agreement, as of the Trade Date) shall not be less than $10,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among the Facilities on a non-pro rata basis.
(iii)    Required Consents. In addition to the consents for any assignments required by Section 11.10(b)(i)(B):
(A)    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice thereof;
(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender with a Commitment in respect of the Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender;
(C)    the consent of each Issuing Bank shall be required for any assignment in respect of the Facility.
(iv)    Assignment Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement, together with a processing and recordation fee of $3,600; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)    No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof.
(vi)    No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).
(vii)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its portion of the Commitments and L/C Obligations. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section 11.10, from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 11.13 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section 11.10.
(c)    Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Eligible Assignee (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights or obligations under this Agreement (including all or a portion of its Commitment or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Issuing Banks and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.6 with respect to any payments made by such Lender to its Participant(s).
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that requires the consent of each Lender hereunder and that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Section 9.2, Section 11.3, Section 2.11 and Section 3.3 and (subject to the requirements and limitations therein, including the requirements under Section 3.3(b) (it being understood that the documentation required under Section 3.3(b) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 11.10; provided that such Participant (A) agrees to be subject to the provisions of Section 9.5 as if it were an assignee under paragraph (b) of this Section 11.10; and (B) shall not be entitled to receive any greater payment under Section 9.2, Section 11.3 or Section 3.3, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 9.5 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.6 as though it were a Lender; provided that such Participant agrees to be subject to Section 11.6 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b)(1) of the proposed United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)    Disqualified Institutions.
(i)    No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment Agreement with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this clause (f)(i) shall not be void, but the other provisions of this clause (f) shall apply; provided further that any assignment to any Person, including a Disqualified Institution, made without the consent of the Borrower shall be invalid if the Borrower’s consent is required for such assignment under this Section 11.10.
(ii)    If any assignment or participation is made to any Disqualified Institution without the Borrower’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate any Commitment of such Disqualified Institution and repay all obligations of the Borrower owing to such Disqualified Institution in connection with such Commitment and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 11.10), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.
(iii)    Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not have the right to (x) receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Credit Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any Bankruptcy Plan, each Disqualified Institution party hereto hereby agrees (1) not to vote on such Bankruptcy Plan, (2) if such Disqualified Institution does vote on such Bankruptcy Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Bankruptcy Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).
(iv)    The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Electronic Platform, including that portion of the Electronic Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same.
Section 11.11    Amendments, Waivers and Consents. Any provision of the Credit Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) in the case of this Agreement, the Borrower, the Required Lenders, and if the rights or duties of the Administrative Agent or any Issuing Bank are affected thereby, the Administrative Agent or such Issuing Bank, as the case may be, and (b) in the case of any other Credit Document, each party thereto and the Administrative Agent (with the consent of the Required Lenders), provided that:
(i)    no amendment or waiver shall (A) increase or extend any Commitment of any Lender without the consent of such Lender, or (B) reduce the amount of or postpone the date for any scheduled payment of any principal of or interest (including any reduction in the rate of interest unless such reduction is otherwise provided herein) on any Loan or Reimbursement Obligation or of any fee payable hereunder, without the consent of each Lender and Issuing Bank owed any such Obligation, (C) release any Collateral for any Collateralized Obligations (other than as provided in accordance with Section 8.4) without the consent of all Lenders, (D) release all or substantially all of the value of the Guaranties of the Guarantors under the Guaranty and Collateral Agreement or all or substantially all of the Collateral (except as expressly provided for in the Guaranty and Collateral Agreement, the Collateral Documents or Section 11.20) without the consent of all Lenders, (E) waive the provisions of Article IV hereof without in each such case the consent of all Lenders, (F) change any provision requiring ratable funding or sharing of payments without the consent of all Lenders or (G) amend or waive this Section 11.11, the definition herein of “Required Lenders” or the number of Lenders required to take any action under any other provision of the Credit Documents without the consent of each Lender directly and adversely affected thereby;
(ii)    notwithstanding anything to the contrary herein, (A) any Borrowing Request may be amended with the consent of only the Borrower and the Administrative Agent, (B) any Application may be amended with the consent of only the Borrower and the applicable Issuing Bank and (C) any Letter of Credit may be amended only in accordance with Section 2.12; and
(iii)    notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (A) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (B) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.
Section 11.12    Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.
Section 11.13    Legal Fees, Other Costs and Indemnification.
(a)    The Borrower, upon written demand by the Administrative Agent, agrees to pay all reasonable documented out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees and disbursements of one legal counsel to the Administrative Agent, plus, if reasonably required by the Administrative Agent, one local counsel in each appropriate jurisdiction) in connection with the preparation and execution of the Credit Documents (not to exceed such amount previously agreed to by the Administrative Agent), and any amendment, waiver or consent related thereto, whether or not the transactions contemplated therein are consummated. The Borrower further agrees to indemnify and hold harmless each Lender, each Affiliate of a Lender, each Arranger, each Issuing Bank, the Administrative Agent and its respective directors, officers, employees and agents (collectively, the “Indemnified Parties”), against all losses, claims, damages, penalties, judgments, liabilities and expenses (including the reasonable fees of one legal counsel for the Indemnified Parties, plus one local counsel in each appropriate jurisdiction and, in the case of an actual or perceived conflict of interest, another firm of counsel for the Indemnified Party affected by such conflict, and other reasonable expenses of litigation or preparation therefor, whether or not such Indemnified Party is a party thereto) which any of them may pay or Incur as a result of (a) any action, suit or proceeding by any third party or Governmental Authority against such Indemnified Party and relating to any Credit Document, the Loans, any Letter of Credit, or the application or proposed application by the Borrower of the proceeds of any Loan or use of any Letter of Credit, REGARDLESS OF WHETHER SUCH CLAIMS OR ACTIONS ARE FOUNDED IN WHOLE OR IN PART UPON THE ALLEGED SIMPLE OR CONTRIBUTORY NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, (b) any investigation of any third party or any Governmental Authority involving any Lender, any Affiliate of a Lender, any Arranger, any Issuing Bank or the Administrative Agent (in each case, in such capacity hereunder) and related to any use made or proposed to be made by the Borrower of the proceeds of any Loan, or use of any Letter of Credit or any transaction financed or to be financed in whole or in part, directly or indirectly with the proceeds of any Loan or Letter of Credit, and (c) any investigation of any third party or any Governmental Authority, litigation or proceeding involving any Lender, any Affiliate of a Lender, any Arranger, any Issuing Bank or the Administrative Agent (in each case, in such capacity hereunder) and related to any environmental cleanup, audit, compliance or other matter relating to any Environmental Law or the presence of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law) with respect to the Borrower, regardless of whether caused by, or within the control of, the Borrower, provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party for any of the foregoing (i) arising out of such Indemnified Party’s gross negligence, willful misconduct or violation of law or willful breach of its obligations hereunder as found in a final non-appealable judgment of a court of competent jurisdiction or as expressly agreed in writing by such Indemnified Party, (ii) to the extent arising from a litigation, claim or proceeding solely among Indemnified Parties (other than a litigation, claim or proceeding brought against the Administrative Agent in its capacity as such or to the extent arising from the actions of a Credit Party) or (iii) to the extent such indemnification relates to Taxes, except any Taxes arising from a non-Tax claim and except as provided in Section 11.3. The Borrower, upon written demand by the Administrative Agent, a Lender, an Affiliate of a Lender, an Arranger or an Issuing Bank at any time, shall reimburse such Agent, Lender, Affiliate of a Lender, Arranger or Issuing Bank for any reasonable legal or other expenses Incurred in connection with investigating or defending against any of the foregoing, except if the same is excluded from indemnification pursuant to the provisions of the preceding sentence. Each Indemnified Party agrees to contest any indemnified claim if requested by the Borrower, in a manner reasonably directed by the Borrower, with counsel selected by the Indemnified Party and approved by the Borrower, which approval shall not be unreasonably withheld or delayed. Any Indemnified Party that proposes or intends to settle or compromise any such indemnified claim shall give the Borrower written notice of the terms of such settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain the Borrower’ prior written consent thereto, which consent shall not be unreasonably withheld or delayed; provided that the Indemnified Party shall not be restricted from settling or compromising any such claim if (i) the Indemnified Party waives its right to indemnity from the Borrower in respect of such claim and such settlement or compromise does not materially increase the Borrower’ liability pursuant to this Section 11.13 to any related party of such Indemnified Party, (ii) an Event of Default as described in Section 8.1(a), (b) (as a result of a default under Section 7.7 or Section 6.14), (f) or (g) or has occurred and is continuing or (iii) the Indemnified Party reasonably believes the Credit Parties will not be able to satisfy the full amount of such claim and the Credit Parties have failed to provide sufficient collateral to the Indemnified Party to secure the value of such claim.
(b)    To the extent that any Credit Party fails to pay any amount required to be paid by it to the Administrative Agent or any Issuing Bank under Section 11.13(a), each Lender severally agrees to pay to such Issuing Bank or the Administrative Agent within ten (10) days of demand therefor, as the case may be, such Lender’s Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or such Issuing Bank in its capacity as such.
Section 11.14    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
(a)    THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AND THE RIGHTS AND DUTIES OF THE PARTIES THERETO, SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE OTHER CREDIT DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
(b)    TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO AGREE THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUING BANKS, OR A CREDIT PARTY MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.
(c)    TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
(d)    EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.7. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION 11.14 OR OTHERWISE RELATING TO THE CREDIT DOCUMENTS ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES); PROVIDED THAT THIS WAIVER DOES NOT LIMIT ANY OF THE BORROWER’S INDEMNIFICATION OBLIGATIONS HEREUNDER.
Section 11.15    Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to their respective Affiliates, to prospective Lenders and Participants, and to prospective counterparties under hedging, swap or derivatives agreements, and their respective directors, officers, employees and agents, including accountants, legal counsel and other advisors who have reason to use such Information in connection with the evaluation, administration or enforcement of the transactions contemplated by this Agreement (subject to similar confidentiality provisions as provided herein) solely for purposes of evaluating such Information, (ii) to the extent requested by any regulatory authority or self-regulatory body, (iii) to the extent required by applicable law or regulation or by any subpoena or similar legal process, (iv) in connection with the exercise of any remedies hereunder or any proceedings relating to this Agreement or the other Credit Documents, (v) with the written consent of the Borrower, or (vi) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 11.15, or (B) becomes available on a non-confidential basis from a source other than the Borrower or its Affiliates, or the Lenders or their respective Affiliates, excluding any Information from such source which, to the actual knowledge of the Administrative Agent, the Issuing Banks or Lender receiving such Information, has been disclosed by such source in violation of a duty of confidentiality to the Borrower or any of its Affiliates. For purposes hereof, “Information” means all information received by the Administrative Agent, the Lenders or the Issuing Banks from the Borrower or any of its Subsidiaries relating to the Borrower, any of its Subsidiaries or their respective businesses, other than any such information (i) that is available to the Administrative Agent, the Lenders or the Issuing Banks on a non-confidential basis prior to disclosure by the Borrower or such Subsidiary and (ii) pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry, but excluding any Information from a source which, to the actual knowledge of the Administrative Agent, the Issuing Banks or the Lender receiving such Information, has been disclosed by such source in violation of a duty of confidentiality to the Borrower or any Affiliate thereof. The Administrative Agent, the Issuing Banks and the Lenders shall be considered to have complied with their respective obligations if they have exercised the same degree of care to maintain the confidentiality of such Information as they would accord their own confidential information.
Section 11.16    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 11.17    Currency Conversion. All payments of Obligations under this Agreement, the Notes or any other Credit Document shall be made in U.S. Dollars. If any payment of any Obligation, whether through payment by any Credit Party or the proceeds of any Collateral, shall be made in a currency other than the currency required hereunder, such amount shall be converted into the currency required hereunder at the rate determined by the Administrative Agent or the applicable Issuing Bank, as applicable, as the rate quoted by it in accordance with methods customarily used by such Person for such or similar purposes as the spot rate for the purchase by such Person of the required currency with the currency of actual payment through its principal foreign exchange trading office at approximately 11:00 A.M. (local time at such office) two (2) Business Days prior to the date of such conversion, provided that the Administrative Agent or such Issuing Bank, as applicable, may obtain such spot rate from another financial institution actively engaged in foreign currency exchange if the Administrative Agent or such Issuing Bank, as applicable, does not then have a spot rate for the required currency. The parties hereto hereby agree, to the fullest extent that they may effectively do so under applicable law, that (i) if for the purposes of obtaining any judgment or award it becomes necessary to convert from any currency other than the currency required hereunder into the currency required hereunder any amount in connection with the Obligations, then the conversion shall be made as provided above on the Business Day before the day on which the judgment or award is given, (ii) in the event that there is a change in the applicable conversion rate prevailing between the Business Day before the day on which the judgment or award is given and the date of payment, the Borrower will pay to the Administrative Agent, for the benefit of the Lenders, such additional amounts (if any) as may be necessary, and the Administrative Agent, on behalf of the Lenders, will pay to the Borrower such excess amounts (if any) as result from such change in the rate of exchange, to assure that the amount paid on such date is the amount in such other currency, which when converted at the conversion rate described herein on the date of payment, is the amount then due in the currency required hereunder, and (iii) any amount due from the Borrower under this Section 11.17 shall be due as a separate debt and shall not be affected by judgment or award being obtained for any other sum due.
Section 11.18    Final Agreement. The Credit Documents constitute the entire understanding among the Credit Parties, the Lenders, the Issuing Banks and the Administrative Agent and supersede all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of the Credit Documents. THIS WRITTEN AGREEMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Section 11.19    Officer’s Certificates. It is not intended that any certificate of any Authorized Officer of any Credit Party delivered to the Administrative Agent or any Lender pursuant to this Agreement shall give rise to any personal liability on the part of such Authorized Officer.
Section 11.20    Release of Collateral and Guarantors.
(a)    Any Lien on any Collateral granted to or held by, and any Guaranty of a Guarantor of the Obligations to, the Administrative Agent and/or the Security Trustee under any Credit Document shall automatically be released, terminated and discharged (as used in this Section 11.20, “released”) without the need for any further action by any Person: (i) upon Security Termination, (ii) with respect to any such Lien, in the event that any asset constituting Collateral is, or is to be, Disposed of as part of, or in connection with, any transaction not prohibited hereunder or under any other Credit Document or (iii) to the extent approved, authorized or ratified in writing in accordance with Section 11.11.
(b)    In addition, the Security Trustee and/or the Administrative Agent, as applicable, shall, without the need for any further action by any Person, subordinate or release any Lien on any Collateral granted to or held by the Security Trustee and/or the Administrative Agent, respectively, under any Credit Document to the holder of any Permitted Lien described in Section 7.2(f).
(c)    In the case of any release or subordination described in this Section 11.20, the Administrative Agent and/or the Security Trustee, as applicable, shall, at the Borrower’ expense, promptly execute and deliver to the applicable Credit Party such documents as such Credit Party or the Borrower may reasonably request to evidence such release or subordination and take such additional actions as may from time to time be reasonably requested by the applicable Credit Party or the Borrower to effect the foregoing.
Section 11.21    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Subsidiary, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) Section 11.22(a)(i) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with Section 11.22(a)(iv) such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Subsidiary, that none of the Administrative Agent or any of its Affiliates is a fiduciary with respect to the assets of such Lender involved in the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related to hereto or thereto).
Section 11.22    Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act. The Borrower shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lenders in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.
Section 11.23    Acknowledgment and Consent to Bail-In. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
Section 11.24    No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (ii) (A) the Administrative Agent, each Lender and each Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither Administrative Agent nor any Arranger or any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; and (iii) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, any Arranger or any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. The Borrower hereby acknowledges and agrees that in no event shall the Administrative Agent, any Arranger or any Lender be subject to any fiduciary or other duties which are not expressly provided for herein in connection with the transactions contemplated hereby.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SEACOR HOLDINGS INC., as Borrower

By: /s/ SCOTT WEBER
Name: Scott Weber
Title: Senior Vice President, Corporate Development and Finance

[Signature Page to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Security Trustee and Lender

By: /s/ CAROLINE EAGAN
Name: Caroline Eagan
Title: Vice President

[Signature Page to Credit Agreement]

REGIONS BANK as a Lender

By: /s/ JOE DANCY
Name: Joe Dancy
Title: Senior Vice President

[Signature Page to Credit Agreement]

DNB CAPITAL LLC as a Lender

By: /s/ PHILIPPE WULFERS
Name: Philippe Wulfers
Title: First Vice President By: /s/ ANDREW J. SHOHET_____________ Name: Andrew J. Shohet Title: Senior Vice President

[Signature Page to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY as a Lender

By: /s/ MELINDA GULLEDGE
Name: Melinda Gulledge
Title: Assistant Vice President

[Signature Page to Credit Agreement]

BMO HARRIS BANK N.A as a Lender

By: /s/ WILLIAM THOMSON
Name: William Thomson
Title: Managing Director

[Signature Page to Credit Agreement]

SUNTRUST BANK as a Lender

By: /s/ ERIC SAXON
Name: Eric Saxon
Title: Vice President

[Signature Page to Credit Agreement]

ANNEX 1

COMMITMENTS

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$23,750,000
DNB Capital LLC	$22,500,000
Regions Bank	$22,500,000
Branch Banking and Trust Company	$18,750,000
BMO Harris Bank N.A.	$18,750,000
SunTrust Bank	$18,750,000
Total	$125,000,000.00

509265-2196-Active.28970413.14

ANNEX 2

PRICING SCHEDULE

Level	Maximum Net Funded Debt Ratio	Applicable Margin (Base Rate)	Applicable Margin (LIBOR)
1	≤ 1.00x	0.75%	1.75%
2	> 1.00x and ≤2.00x	1.00%	2.00%
3	> 2.00x and ≤3.00x	1.50%	2.50%
4	> 3.00x and ≤3.50x	1.75%	2.75%
5	> 3.50x	2.00%	3.00%
The Applicable Margin shall be determined based on the Maximum Net Funded Debt Ratio set forth in the most recently delivered Compliance Certificate. Adjustments, if any, to the Applicable Margin shall be effective five (5) Business Days after the Administrative Agent has received the applicable Compliance Certificate, except that the Applicable Margin on a Eurodollar Loan shall be adjusted after the last day of the then current Interest Period with respect thereto. If the Borrower fails to deliver a Compliance Certificate to the Administrative Agent at the time required by Section 6.6(c), then the Applicable Margin shall be deemed to be determined at Level 4 until the date the applicable Compliance Certificate is so delivered (at which time, the Level shall be based upon the Maximum Net Funded Debt Ratio set forth in such Compliance Certificate).
In the event that any Compliance Certificate delivered pursuant to Section 6.6(c) is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher or lower Applicable Margin for any period (each, an “Applicable Period”) than the Applicable Margin actually applied for such Applicable Period, the Borrower shall immediately (a) deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (b) determine the Applicable Margin for such Applicable Period based upon the corrected Compliance Certificate, and (c) immediately pay to the Administrative Agent for the benefit of the Lenders the net accrued additional interest and other fees owing as a result of such changes in the Applicable Margin for each such Applicable Period, which payment shall be promptly distributed by the Administrative Agent to the Lenders entitled thereto. The Borrower’s obligations under this paragraph shall survive Security Termination for a period of six (6) months, at which time all of the Borrower’s obligations hereunder shall automatically terminate and be of no further force and effect.

Annex 2 – Page 1

ANNEX 3
FORM OF CONSOLIDATING FINANCIAL STATEMENTS

[TO BE ATTACHED]

Annex 3 – Page 1

SEACOR Holdings: 2018 Income Statement

$000's

	Facility Restricted Entities	Unrestricted Entities	Eliminations	Consolidated (Audited)
Operating Revenues	671,723	173,903	(9,876)	835,750
Costs and Expenses
Operating	509,166	85,461	(2,779)	591,848
Administrative and general	99,023	10,962	(7,078)	102,907
Depreciation and amortization	44,521	30,205	(147)	74,579
	652,710	126,628	(10,004)	769,334
Gains on Asset Dispositions, Net	5,563	12,648	1,372	19,583
Operating Income	24,576	59,923	1,500	85,999
Other Income (Expense):
Interest income	6,004	2,726	—	8,730
Interest expense	(24,725)	(6,958)	—	(31,683)
Debt extinguishment losses, net	(11,626)	—	—	(11,626)
Marketable security losses, net	(12,431)	—	—	(12,431)
Foreign currency losses, net	(300)	(1,964)	—	(2,264)
Other	564	54,400	—	54,964
	(42,514)	48,204	—	5,690
Income (Loss) before Income Tax Expense and Equity in Earnings (Losses) of 50% or Less Owned Companies	(17,938)	108,127	1,500	91,689
Income Tax Expense (Benefit)	8,451	(22)	(14)	8,415
Income (Loss) before Equity in Earnings of 50% or Less Owned Companies	(26,389)	108,149	1,514	83,274
Equity in Earnings (Losses) of 50% or Less Owned Companies	5,142	(5,214)	—	(72)
Equity in Earnings of Consolidated Subsidiaries	26,448	—	(26,448)	0
Net Income	5,201	102,935	(24,934)	83,202
Net income (loss) attributable to noncontrolling interests	(67)	—	25,121	25,054
Net Income attributable to SEACOR	5,268	102,935	(50,055)	58,148

Notes:

Restricted entities: Represents the combined financial results for SEACOR Holdings' wholly-owned, domestic subsidiaries restricted under the proposed facility
Unrestricted entities: Represents SEACOR Holdings' non-wholly owned domestic subsidiaries and wholly-owned foreign subsidiaries. Includes the SEA-Vista joint venture, bunkering operations in Statia, and Naviera Central (Colombia liquid barging operations), among other entities and non-consolidated joint ventures

SEACOR Holdings: 2018 Balance Sheet

$000's

	Facility Restricted Entities	Unrestricted Entities	Eliminations	Consolidated (Audited)
Current Assets:
Cash and cash equivalents	128,902	15,319	—	144,221
Restricted cash	2,991	—	—	2,991
Marketable Securities	30,316	—	—	30,316
Accounts Receivable	202,260	9,411	(962)	210,709
Inventories	4,139	391	—	4,530
Prepaid Expenses	4,731	651	—	5,382
Total current assets	373,339	25,772	(962)	398,149
Property and Equipment, Net	382,447	463,998	65	846,510
JV Investments	97,601	59,285	—	156,886
Investments in Consolidated Subsidiaries	342,294	—	(342,294)	—
Construction & Title XI Reserve Funds	3,908	—	—	3,908
Goodwill	32,101	607	—	32,708
Intangible Assets	24,551	—	—	24,551
Other Assets	8,210	102		8,312
Total Assets	1,264,451	549,764	(343,191)	1,471,024
Current Liabilities:
Current portion of long-term debt	461	8,036	—	8,497
AP and accrued expenses	56,227	3,380	—	59,607
Other accrued liabilities	40,083	16,538	(962)	55,659
Total current liabilities	96,771	27,954	(962)	123,763
Long-Term Debt	266,334	79,794	—	346,128
Intercompany Obligations with Consolidated Subsidiaries	33,193	(33,193)	—	—
Deferred Income Taxes	94,182	—	238	94,420
Deferred Gains and Other Liabilities	28,388	20,073	4,410	52,871
Total Liabilities	518,868	94,628	3,686	617,182
Equity:
Stockholders' Equity:
Stock	360	—	—	390
Additional paid-in capital	1,596,642	352,742	(352,742)	1,596,642
Retained earnings	515,581	103,051	(143,823)	474,809
Shares held in treasury	(1,366,773)	—	—	(1,366,773)
Currency translation adjustments	(257)	(657)	—	(914)
Total stockholders' equity	745,583	455,136	(496,565)	704,154
Non-controlling interests	—	—	149,688	149,688
Total equity	745,583	455,136	(346,877)	853,842
Total Liabilities & Stockholders' Equity	1,264,451	549,764	(343,191)	1,471,024

Notes:

Restricted entities: Represents the combined balance sheets for SEACOR Holdings' wholly-owned, domestic subsidiaries restricted under the proposed facility
Unrestricted entities: Represents SEACOR Holdings' non-wholly owned domestic subsidiaries and wholly-owned foreign subsidiaries. Includes the SEA-Vista joint venture, bunkering operations in Statia, and Naviera Central (Colombia liquid barging operations), among other entities and non- consolidated joint ventures

SEACOR Holdings: 2018 Statement of Cash Flows

$000's

	Facility Restricted Entities	Unrestricted Entities	Eliminations	Consolidated (Audited)
Operating Activities
Net income	5,201	102,935	(24,934)	83,202

Depreciation and amortization	44,521	30,205	(147)	74,579
Deferred financing costs amortization	827	309	—	1,136
Amortization of share awards	3,907	—	—	3,907
Director stock expense	140	—	—	140
Debt discount amortization	6,693	—	—	6,693
Amortization of deferred gains against charter expense	(2,284)	(10,509)	19	(12,774)
Bad debt expense	2,067	—	—	2,067
Gains from equipment sales or retirements	(5,563)	(12,648)	(1,372)	(19,583)
Losses on debt extinguishment, net	11,626	—	—	11,626
Losses from sale of marketable securities, net	12,431	—	—	12,431
Proceeds from sale of securities	14	—	—	14
Foreign currency losses, net	300	1,964	—	2,264
Other (gains)/losses	14	(53,916)	—	(53,902)
Deferred income taxes	(15,499)	—	(14)	(15,513)
Equity (earnings) losses, net	(31,590)	5,214	26,448	72
Dividends received from equity investees	4,757	1,150	—	5,907
Changes in Operating Assets and Liabilities:
Accounts receivables	(60,598)	(3,053)	(113)	(63,764)
Other assets	(1,241)	(336)	—	(1,577)
Accounts payable and accrued liabilities	12,111	279	113	12,503
	(12,166)	61,594	—	49,428
Investing Activities:
Purchase of property and equipment	(50,124)	(148)	—	(50,272)
Proceeds from sale of property and equipment	11,356	4,744	—	16,100
Construction Reserve Funds - Withdrawals	47,431	—	—	47,431
Net investment in leases	41	—	—	41
Investments in and advances to equity investees	(5,076)	(15,510)	—	(20,586)
Capital distributions from investees	—	632	—	632
Principal payments on notes due from investees	11	8,345	—	8,356
Proceeds from sale of investment in investees	—	78,015	—	78,015
Issuance of notes due from others	(103)	—	—	(103)
Principal payments on notes due from others	568	—	—	568
Business acquisitions, net of cash acquired	310	—	—	310
	4,414	76,078	—	80,492
Financing Activities:
Payments of long-term debt	(177,659)	(47,882)	—	(225,541)
Proceeds from issuance of long-term debt, net of offering costs	(2,495)	—	—	(2,495)
Purchase of convertion option	(33)	—	—	(33)
Intercompany, net	113,346	(113,346)	—	—
Contributions from parent	(36,116)	36,116	—	—
Dividends paid to parent	12,530	(12,530)	—	—
Distributions paid to noncontrolling interests	(5,111)	—	—	(5,111)
Purchase of subsidiary shares from noncontrolling interests	(29)	—	—	(29)
Proceeds from exercise of stock options	6,883	—	—	6,883
Proceeds from ESPP	1,527	—	—	1,527
	(87,157)	(137,642)	—	(224,799)

Effects of FX Rate Changes on Cash and CE	(51)	(86)	—	(137)

Net Increase (Decrease) in Cash and CE and Restricted	(94,960)	(56)	—	(95,016)
Cash and CE and Restricted, beginning of period	226,853	15,375	—	242,228
Cash and CE and Restricted, end of period	131,893	15,319	—	147,212
Restricted Cash, End of Period	2,991	—	—	2,991
Cash and CE, end of period	128,902	15,319	—	144,221

Notes:

Restricted entities: Represents the combined financial results for SEACOR Holdings' wholly-owned, domestic subsidiaries restricted under the proposed facility
Unrestricted entities: Represents SEACOR Holdings' non-wholly owned domestic subsidiaries and wholly-owned foreign subsidiaries. Includes the SEA-Vista joint venture, bunkering operations in Statia, and Naviera Central (Colombia liquid barging operations), among other entities and non-consolidated joint ventures

EXHIBIT 1.1
FORM OF COLLATERAL VESSEL MORTGAGE

[See attached]

Exhibit 1.1 – Page 1

EXHIBIT 2.3
[FORM OF] BORROWING REQUEST

,

JPMorgan Chase Bank, N.A., as Administrative Agent
Address: 10 S Dearborn St, Floor L2S
Chicago, IL  60603
Attention: Jasmine Doke
Telephone: 312-732-2671
Facsimile: 844-490-5663
Email: jasmine.c.doke@chase.com
Email: jpm.agency.cri@jpmorgan.com

Re:
Credit Agreement dated as of March 19, 2019 (as may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among SEACOR HOLDINGS INC., a publicly traded corporation duly incorporated and existing under the laws of the State of Delaware (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Security Trustee, and others.

This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement1. Capitalized terms used in this Borrowing Request that are defined in the Credit Agreement are used herein with the respective meanings specified for such capitalized terms in the Credit Agreement.
I.    NEW BORROWINGS

The Borrower hereby gives you notice pursuant to Section 2.3 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)    Type2

(B)    Date of Borrowing
(which must be a Business Day)

(C)    Funds are requested to be
disbursed to the Borrower at:
______________________________
1 Note that per Section 2.3(e) of the Credit Agreement, if an Event of Default has occurred and is continuing, the obligation of the Lenders to make, continue or convert Loans into Eurodollar Loans shall be suspended to the extent written notice of such suspension has been delivered by the Administrative Agent to the Borrowers.
2 Specify whether Eurodollar Borrowing or Base Rate Borrowing.

Exhibit 2.3 – Page 1

Bank Name:

Bank Address:

Account Number:

(D)    Principal Amount of Borrowing3

(E)    Interest Period4

II.    CONTINUATIONS AND CONVERSIONS OF BORROWINGS

The Borrower requests the following outstanding Borrowing comprised of Eurodollar Loans be continued or converted to Borrowing(s) comprised of Base Rate Loans, as follows:

(A)	Expiration date of current Interest Period

(B)	Aggregate amount of outstanding Borrowing

(C)	Aggregate amount
to be converted to Base Rate Loans5

(D)	Aggregate amount
    to be continued as Eurodollar Loans6

(E)    Interest Period7

The Borrower requests the following outstanding Borrowing comprised of Base Rate Loans be converted to a Borrowing comprised of Eurodollar Loans, as follows:

(A)	Date of Conversion

(B)	Aggregate amount to be converted to
Eurodollar Loans8
______________________________
3 Not less than $1,000,000 (for Base Rate Borrowing) or $2,000,000 (for Eurodollar Borrowing), as the case may be, and in an integral multiple of $100,000 in excess thereof.
4 Selected Interest Period shall be subject to Section 2.4 of the Credit Agreement and end not later than the Commitment Termination Date.
5 Not less than $1,000,000, and in an integral multiple of $100,000 in excess thereof.
6 Not less than $2,000,000, and in an integral multiple of $100,000 in excess thereof.
7 Selected Interest Period shall be subject to Section 2.4 of the Credit Agreement and end not later than the Commitment Termination Date.
8 Not less than $2,000,000, and in an integral multiple of $100,000 in excess thereof.

Exhibit 2.3 – Page 2

(C)	Interest Period[9]

The Borrower hereby represents and warrants to the Lenders that, as of the date of this Borrowing Request, no Default or Event of Default has occurred and is continuing or would occur as a result of any Borrowing requested under Section I or continuation or conversion of Borrowings under Section II hereof.

SEACOR HOLDINGS INC.
By    ___________________________

        Name:

        Title:

______________________________
9 Selected Interest Period shall be subject to Section 2.4 of the Credit Agreement and end not later than the Commitment Termination Date.

Exhibit 2.3 – Page 3

EXHIBIT 2.8
[FORM OF] REVOLVING NOTE

$_____________                                __________, 20__
FOR VALUE RECEIVED, the undersigned, SEACOR HOLDINGS INC., a publicly traded corporation duly incorporated and existing under the laws of the State of Delaware (the “Borrower”), promises to pay to ______________________________ (the “Lender”) on the Commitment Termination Date the principal sum of _________________________________ AND ___/100 DOLLARS ($__________) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to that certain Credit Agreement, dated as of March 19, 2019 (as may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and others. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The Lender shall record all Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and all payments of principal thereof, and, prior to any transfer hereof, shall endorse such Loan and payments on the schedule annexed hereto and made a part hereof, or on any continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that delay or failure of the Lender to make any such endorsement or recordation shall not affect the obligations of the Borrower hereunder or under the Credit Agreement with respect to the Loans evidenced hereby.
The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.
This Revolving Note evidences certain Indebtedness incurred under the Credit Agreement to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Revolving Note and on which such Indebtedness may be declared to be immediately due and payable.
All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
THIS REVOLVING NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Exhibit 2.8A – Page 1

SEACOR HOLDINGS INC.

By    ____________________________________
    Name:
    Title:

Exhibit 2.8 – Page 2

LOANS AND PRINCIPAL PAYMENTS

Date	Amount of Loan Made	Interest Period (if Applicable)	Amount of Principal Repaid	Unpaid Principal Balance	Total	Notation Made By

Exhibit 2.8A – Page 3

EXHIBIT 3.3A
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of March 19, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SEACOR HOLDINGS INC., a publicly traded corporation duly incorporated and existing under the laws of the State of Delaware, the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and others.
Pursuant to the provisions of Section 3.3(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Commitment, the Loan(s) (as well as any Note(s) evidencing such Loan(s)), and the L/C Obligations in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit 3.3A – Page 1

EXHIBIT 3.3B
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of March 19, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SEACOR HOLDINGS INC., a publicly traded corporation duly incorporated and existing under the laws of the State of Delaware, the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and others.
Pursuant to the provisions of Section 3.3(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit 3.3B – Page 1

EXHIBIT 3.3C
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of March 19, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SEACOR HOLDINGS INC., a publicly traded corporation duly incorporated and existing under the laws of the State of Delaware, the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and others.
Pursuant to the provisions of Section 3.3(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members that is a beneficial owner of such participation is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members that is a beneficial owner of such participation is a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members that is a beneficial owner of such participation is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an applicable IRS Form W-8 from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit 3.3C – Page 1

EXHIBIT 3.3D
[FORM OF] U.S. TAX COMPLIANCE CERTIFICATE
(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of March 19, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SEACOR HOLDINGS INC., a publicly traded corporation duly incorporated and existing under the laws of the State of Delaware, the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and others.
Pursuant to the provisions of Section 3.3(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Commitment, the Loan(s) (as well as any Note(s) evidencing such Loan(s)), and the L/C Obligations in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Commitment, such Loan(s) (as well as any Note(s) evidencing such Loan(s)), and such L/C Obligations (iii) with respect to the extension of credit pursuant to the Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members that is a beneficial owner of the Commitment, the Loan(s) (as well as any Note(s) evidencing such Loan(s)), or the L/C Obligations in respect of which it is providing this certificate is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members that is a beneficial owner of the Commitment, the Loan(s) (as well as any Note(s) evidencing such Loan(s)), or the L/C Obligations in respect of which it is providing this certificate is a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members that is a beneficial owner of the Commitment, the Loan(s) (as well as any Note(s) evidencing such Loan(s)), or the L/C Obligations in respect of which it is providing this certificate is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an applicable IRS Form W-8 from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Exhibit 3.3D – Page 1

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

Exhibit 3.3D – Page 2

EXHIBIT 6.6
[FORM OF] COMPLIANCE CERTIFICATE

For the Fiscal [Quarter][Year] Ended ________ __, 20__ (the “Financial Statement Date”)

SEACOR HOLDINGS INC., a publicly traded corporation duly incorporated and existing under the laws of the State of Delaware, the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and others, executed and delivered that certain Credit Agreement, dated as of March 19, 2019 (as may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”).
Capitalized terms defined in the Credit Agreement and not otherwise defined in this Compliance Certificate (this “Compliance Certificate”) shall have the meanings assigned to them in the Credit Agreement. Section references herein relate to the Credit Agreement unless stated otherwise. In the event of any conflict between the calculations set forth in this Compliance Certificate and the manner of calculation required by the Credit Agreement, the terms of the Credit Agreement shall govern and control.
The undersigned, solely in such undersigned’s capacity as the chief financial officer or other financial officer of the Borrower hereby certifies to the Lenders that such undersigned has reviewed the Credit Documents and:

A.	Check either 1 or 2
□1.    The unaudited quarterly financial statements required by Section 6.6(a)(i) of the Credit Agreement are attached hereto, and such financial statements fairly present in all material respects on a consolidated basis the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, and have been prepared in accordance with GAAP, subject to normal year-end audit adjustments for any such financial statements that are quarterly financial statements and other than information and note disclosures that are required to be condensed or omitted pursuant to the rules and regulations of the SEC.
□2.    The audited annual financial statements required by Section 6.6(a)(ii) of the Credit Agreement are attached hereto.

B.	As of the Financial Statement Date and with respect to the Borrower and its Subsidiaries on a consolidated basis, Annex 1 sets forth the calculation of the financial covenants specified therein.

C.	Check either 1 or 2

□ 1.    As of the date hereof, no Default or Event of Default has occurred and     is continuing.

Exhibit 6.6 – Page 1

□ 2.    As of the date hereof, no Default or Event of Default has     occurred and is continuing except the following matters: [Describe all such Defaults or     Events of Default, specifying the nature, duration and status thereof and what action the     Borrower has taken or proposes to take with respect thereto].

D.	A list and description of all Sale-Leaseback Transactions that have occurred since the last financial statements were delivered to the Administrative Agent on [DATE] is attached hereto as Annex 2.

[Remainder of page intentionally left blank]

Exhibit 6.6 – Page 2

THIS COMPLIANCE CERTIFICATE MADE AND DELIVERED THIS ____ DAY OF _________________, 20__.

SEACOR HOLDINGS INC.

By: ______________________________
Name:
Title: [Chief Financial Officer or other
financial officer]

Exhibit 6.6 – Page 3

Annex 1
to Compliance Certificate

FOR THE FISCAL [QUARTER][YEAR] ENDING [________], 20[__].

1.    Section 7.7(a) – Minimum Fixed Charge Coverage Ratio. For the Fiscal Quarter ending as of the date set forth above, the Fixed Charge Coverage Ratio is _____:1.00.
The Fixed Charge Coverage Ratio was computed as follows:

1. Adjusted EBITDA: $[___,___,___] minus 2. Maintenance Expenditures: $[___,___,___] to the sum of 3. Fixed Charges. $[___,___,___]
The minimum permitted Fixed Charge Coverage Ratio under Section 7.7(a) is 1.25 to 1.00. In compliance:	[YES][NO]
2.    Section 7.7(b) – Maximum Net Funded Debt Ratio. For the Fiscal Quarter ending as of the date set forth above, the Net Funded Debt Ratio is _____:1.00.

The Net Funded Debt Ratio was computed as follows:

1. Net Funded Debt: $[___,___,___]

to 2. Adjusted EBITDA. $[___,___,___]
The minimum permitted Net Funded Debt Ratio under Section 7.7(b) is [3.50]/[4.00] to 1.00. In compliance:	[YES][NO]

3.    Section 7.7(c) – Minimum Collateral Coverage Ratio. For the Fiscal Quarter ending as of the date set forth above, the Collateral Coverage Ratio is _____:1.00.

The Collateral Coverage Ratio was computed as follows:

Exhibit 6.6 – Page 4

1. Aggregate Collateral Vessel Value: $[___,___,___] to 2. Aggregate Commitments. $[___,___,___]
The minimum permitted Collateral Coverage Ratio under Section 7.7(c) is 2.00 to 1.00. In compliance:	[YES][NO]

Exhibit 6.6 – Page 5

Annex 2
to Compliance Certificate
SALE-LEASEBACK TRANSACTIONS FOR THE FISCAL QUARTER ENDING [________], 20[__].

Vessel Name/Number:	Consideration Received:	Lease Payment Schedule:	Maturity Date:

Exhibit 6.6 – Page 6

EXHIBIT 11.10
[FORM OF]
ASSIGNMENT AGREEMENT

Reference is made to that certain Credit Agreement, dated as of March 19, 2019 (as may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among SEACOR HOLDINGS INC., a publicly traded corporation duly incorporated and existing under the laws of the State of Delaware, the Lenders from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and others. Capitalized terms defined in the Credit Agreement are used herein with the same meanings, receipt of which is acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions contained in Annex 1 hereto and the terms and conditions of Section 11.9 and 11.10 of the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and every other Credit Document to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees included in such facilities) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Credit Document, or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b), collectively, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by the Assignor.
THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(1)    Legal Name of Assignor:    __________________________

(2)	Legal Name of Assignee: __________________________

[and is [a Lender][an Affiliate of [identify Lender]] or [an Approved Fund]]
(3)    Assignee’s Address for Notices:    __________________________

Exhibit 11.10 – Page 1

(4)	Borrower: SEACOR Holdings Inc.

(5)    Assigned Interest:

Aggregate Amount of Commitment/Loans for all Lenders	Principal Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
$	$	%
$	$	%
$	$	%

Exhibit 11.10 – Page 2

Effective Date: ___________ __, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFORE.]
The terms set forth in this Assignment Agreement are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]
By:    _________________________________
    Name:
    Title:
ASSIGNEE
[NAME OF ASSIGNEE]
By:    _________________________________
    Name:
    Title:
Accepted by:
JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:    _________________________________
    Name:
    Title:

Exhibit 11.10 – Page 3

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and an [Issuing Bank]
By:    _________________________________
    Name:
    Title:
[SEACOR HOLDINGS INC.
By:    _________________________________
    Name:
    Title:]

Exhibit 11.10 – Page 4

ANNEX 1 to Assignment Agreement
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AGREEMENT
1.    Representations and Warranties.
1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim created by such Assignor and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Lender Assignment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents, (iii) the financial condition of the Borrowers or any of their respective Subsidiaries or Affiliates, or any other Person obligated with respect to the Credit Agreement or any other Credit Document or (iv) the performance or observance by Borrowers or any of their respective Subsidiaries or Affiliates, or any other Person of any of their respective obligations under the Credit Agreement or any other Credit Document.
1.2    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements under the Credit Agreement with respect to the transactions contemplated hereby (subject to receipt of such consents as may be required under the Credit Agreement), (iii) subject to acceptance and recording hereof pursuant to Section 11.9 and 11.10 of the Credit Agreement, from and after the Effective Date, it shall be party to the Credit Agreement and to the other Credit Documents and be bound by the provisions of the Credit Agreement as a Lender thereunder and to the other Credit Documents and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements and budget, other documents and notices, Compliance Certificate and desktop appraisal reports delivered pursuant to Sections 6.6(a), (b), (c), and (d) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and

Exhibit 11.10 – Page 5

other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date.
3.    General Provisions. This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Lender Assignment Agreement.

Exhibit 11.10 – Page 6

SCHEDULE 2.12(a)

LETTER OF CREDIT SUBLIMIT FOR EACH LENDER IN ITS CAPACITY AS AN ISSUING BANK

J.P. Morgan Chase Bank, N.A.        $15,000,000 Letter of Credit Limit        $15,000,000

41084.00006

SCHEDULE 5.15A CLOSING DATE GUARANTORS

1. Arctic Leasing LLC	Delaware
2. Caribbean Tugz LLC	Delaware
3. CARIBSHIP LLC	Delaware
4. CENTRAL GULF LINES, INC.	Delaware
5. CLEANCOR Energy Solutions LLC	Delaware
6. CLEANCOR Holdings LLC	Delaware
7. CLEANCOR LNG LLC	Delaware
8. CLEANCOR Pressure Vessels LLC	Delaware
9. CLEANCOR SOLUCIONES ENERGÉTICAS LLC	Puerto Rico
10. C-Terms Partners	Florida
11. Eco-Tankers Crew Management LLC	Delaware
12. F2 SEA Inc.	Delaware
13. GATEWAY TERMINALS LLC	Delaware
14. Graham Offshore Tugs LLC	Delaware
15. Illinois Corn Processing Holdings Inc.	Delaware
16. International Shipholding Corporation	Delaware
17. KS Maritime Holdings (US) LLC	Delaware
18. MCCALL BOAT RENTALS OCEAN BARGES LLC	Delaware
19. Mesa LNG Partners LLC	Delaware
20. O’Brien’s Response Management, L.L.C.	Delaware
21. ORM Holdings II LLC	Delaware
22. ORM Holdings Inc.	Delaware
23. Phoenix Crew Management LLC	Delaware
24. Port Dania Holdings I LLC	Delaware
25. Port Dania Holdings II LLC	Delaware
26. SCF Barge Line LLC	Delaware
27. SCF Barge Line Vessel Holdings LLC	Delaware
28. SCF Colombia (US) LLC	Delaware
29. SCF Fleeting LLC	Delaware
30. SCF Lewis and Clark Fleeting LLC	Delaware
31. SCF Lewis and Clark Terminals LLC	Delaware
32. SCF Marine Inc.	Delaware
33. SCF Real Estate LLC	Delaware
34. SCF RIVERPORT LLC	Delaware
35. SCF Services LLC	Delaware
36. SCF Shipyards LLC	Delaware
37. SCF Terminals LLC	Delaware
38. SCF Waxler Marine LLC	Delaware
39. Seabulk Chemical Transport Inc.	Delaware
40. Seabulk Fleet Management LLC	Delaware

41084.00006

41. Seabulk Marine Services, Inc.	Florida
42. SEABULK OCEAN TRANSPORT, INC.	Florida
43. Seabulk Petroleum Transport LLC	Delaware
44. Seabulk Tankers, Inc.	Delaware
45. Seabulk Towing Holdings Inc.	Delaware
46. Seabulk Towing Services, Inc.	Florida
47. SEABULK TOWING, INC.	Delaware
48. Seabulk Transport Inc.	Delaware
49. SEACAP APT Leasing Inc.	Delaware
50. SEACAP Leasing Associates II LLC	Delaware
51. SEACAP Leasing Associates III LLC	Delaware
52. SEACAP Leasing Associates IV LLC	Delaware
53. SEACAP Leasing Associates IX LLC	Delaware
54. SEACAP Leasing Associates V LLC	Delaware
55. SEACAP Leasing Associates VI LLC	Delaware
56. SEACAP Leasing Associates X LLC	Delaware
57. SEACOR AMH LLC	Delaware
58. SEACOR Asset Management LLC	Delaware
59. SEACOR Capital Corporation	Delaware
60. SEACOR Commodity Trading LLC	Delaware
61. SEACOR Container Lines LLC	Delaware
62. SEACOR Environmental Services Inc.	Delaware
63. SEACOR Inland River Transport Inc.	Delaware
64. SEACOR Island Lines LLC	Delaware
65. SEACOR Management Services Inc.	Delaware
66. SEACOR Merchant LLC	Delaware
67. SEACOR Meridian Inc.	Delaware
68. SEACOR Ocean Investments LLC	Delaware
69. SEACOR Ocean Transport Inc.	Delaware
70. SEACOR Offshore Ocean Barges LLC	Delaware
71. SEACOR Payroll Management LLC	Delaware
72. SEACOR Response Inc.	Delaware
73. SEACOR Sugar LLC	Delaware
74. SEACOR Tankers Holdings Inc.	Delaware
75. SEACOR Tankers Inc.	Delaware
76. SEACOR Vision Ocean Barges LLC	Delaware
77. SEACOR Worldwide Ocean Barges LLC	Delaware
78. SeaDor Holdings LLC	Delaware
79. SIL Holdings LLC	Delaware
80. SOYLUTIONS LLC	Illinois
81. Strategic Crisis Advisors LLC	Georgia
82. Trailer Bridge Holdings LLC	Delaware
83. United Ocean Services Inc.	Delaware
84. WATERMAN STEAMSHIP CORPORATION	New York
85. WESTON BARGE LINE, INC.	Delaware
86. WITT O’BRIEN’S INSURANCE SERVICES, LLC	New Jersey

41084.00006

87. Witt O’Brien’s, LLC	Delaware
88. Witt O’Brien’s Payroll Management LLC	Delaware
89. WITT O’BRIEN’S PR LLC	Puerto Rico
90. Witt O’Brien’s USVI, LLC	U.S. Virgin Islands

41084.00006

SCHEDULE 5.15B
CLOSING DATE COLLATERAL VESSELS

Barge #	Actual Owner	Official Number
SCF1027b	SCF BARGE LINE LLC	1226950
SCF1028b	SCF BARGE LINE LLC	1226951
SCF1029b	SCF BARGE LINE LLC	1226952
SCF1030b	SCF BARGE LINE LLC	1226953
SCF1031b	SCF BARGE LINE LLC	1226977
SCF1032b	SCF BARGE LINE LLC	1226954
SCF1033b	SCF BARGE LINE LLC	1226976
SCF1034b	SCF BARGE LINE LLC	1226955
SCF1035b	SCF BARGE LINE LLC	1226975
SCF2022	SCF BARGE LINE LLC	1101018
SCF2023	SCF BARGE LINE LLC	1101019
SCF2020	SCF BARGE LINE LLC	1101042
SCF2021	SCF BARGE LINE LLC	1101043
SCF2027	SCF BARGE LINE LLC	1101308
SCF2026	SCF BARGE LINE LLC	1101309
SCF2025	SCF BARGE LINE LLC	1101310
SCF2024	SCF BARGE LINE LLC	1101311
SCF2028	SCF BARGE LINE LLC	1101632
SCF2029	SCF BARGE LINE LLC	1101633
SCF2030	SCF BARGE LINE LLC	1101634
SCF2034b	SCF BARGE LINE LLC	1101683
SCF2031b	SCF BARGE LINE LLC	1101684
SCF2032b	SCF BARGE LINE LLC	1101685
SCF2033b	SCF BARGE LINE LLC	1101686
SCF2035b	SCF BARGE LINE LLC	1102202
SCF2036b	SCF BARGE LINE LLC	1102203
SCF2037b	SCF BARGE LINE LLC	1102204
SCF2038b	SCF BARGE LINE LLC	1102205
SCF2039b	SCF BARGE LINE LLC	1102206
SCF2040b	SCF BARGE LINE LLC	1102207
SCF2041b	SCF BARGE LINE LLC	1102208
SCF2042b	SCF BARGE LINE LLC	1102354
SCF2043b	SCF BARGE LINE LLC	1102355
SCF2044b	SCF BARGE LINE LLC	1102520
MMA2201	SCF BARGE LINE LLC	1127907
MMA2202	SCF BARGE LINE LLC	1127909
MMA2203	SCF BARGE LINE LLC	1127912
MMA2204	SCF BARGE LINE LLC	1127913
MMA2205	SCF BARGE LINE LLC	1127914
MMA2206	SCF BARGE LINE LLC	1127915
MMA2207	SCF BARGE LINE LLC	1127917

41084.00006

MMA2208	SCF BARGE LINE LLC	1127918
MMA2209	SCF BARGE LINE LLC	1127919
MMA2210	SCF BARGE LINE LLC	1127920
MMA2211b	SCF BARGE LINE LLC	1131043
MMA2212b	SCF BARGE LINE LLC	1131044
MMA2213b	SCF BARGE LINE LLC	1131045
MMA2214b	SCF BARGE LINE LLC	1131046
MMA2215b	SCF BARGE LINE LLC	1131047
MMA2216b	SCF BARGE LINE LLC	1131048
MMA2217b	SCF BARGE LINE LLC	1131049
MMA2218b	SCF BARGE LINE LLC	1131050
MMA2219b	SCF BARGE LINE LLC	1131051
MMA2220b	SCF BARGE LINE LLC	1131052
MMA2221b	SCF BARGE LINE LLC	1131848
MMA2222b	SCF BARGE LINE LLC	1131853
MMA2223b	SCF BARGE LINE LLC	1131855
MMA2224b	SCF BARGE LINE LLC	1131857
MMA2225b	SCF BARGE LINE LLC	1131858
MMA2226b	SCF BARGE LINE LLC	1131859
MMA2227b	SCF BARGE LINE LLC	1131862
MMA2228b	SCF BARGE LINE LLC	1131863
MMA2229b	SCF BARGE LINE LLC	1131864
MMA2230b	SCF BARGE LINE LLC	1131867
SCF22118	SCF BARGE LINE LLC	1136581
SCF23120	SCF BARGE LINE LLC	1146528
SCF23124	SCF BARGE LINE LLC	1147051
SCF23125	SCF BARGE LINE LLC	1147052
SCF23138	SCF BARGE LINE LLC	1148252
SCF23147	SCF BARGE LINE LLC	1149152
MMA2312b	SCF BARGE LINE LLC	1149473
MMA2329b	SCF BARGE LINE LLC	1149480
MMA2314b	SCF BARGE LINE LLC	1149482
MMA2315b	SCF BARGE LINE LLC	1149483
MMA2316b	SCF BARGE LINE LLC	1149484
MMA2317b	SCF BARGE LINE LLC	1149485
MMA2318b	SCF BARGE LINE LLC	1149486
MMA2320b	SCF BARGE LINE LLC	1149488
MMA2313b	SCF BARGE LINE LLC	1149491
MMA2311b	SCF BARGE LINE LLC	1149492
SCF24000	SCF BARGE LINE LLC	1152520
SCF24001	SCF BARGE LINE LLC	1152521
SCF24002	SCF BARGE LINE LLC	1152522
SCF24003	SCF BARGE LINE LLC	1152523
SCF24004	SCF BARGE LINE LLC	1152526
SCF24005	SCF BARGE LINE LLC	1152663
SCF24006	SCF BARGE LINE LLC	1152664
SCF24007	SCF BARGE LINE LLC	1152666

41084.00006

SCF24008	SCF BARGE LINE LLC	1152667
SCF24083	SCF BARGE LINE LLC	1152668
SCF24100b	SCF BARGE LINE LLC	1152668
SCF24102b	SCF BARGE LINE LLC	1152669
SCF24104b	SCF BARGE LINE LLC	1152670
SCF24106b	SCF BARGE LINE LLC	1152671
SCF24108b	SCF BARGE LINE LLC	1152672
SCF24012	SCF BARGE LINE LLC	1152673
SCF24011	SCF BARGE LINE LLC	1152674
SCF24010	SCF BARGE LINE LLC	1152675
SCF24109b	SCF BARGE LINE LLC	1152676
SCF24107b	SCF BARGE LINE LLC	1152677
SCF24105b	SCF BARGE LINE LLC	1152678
SCF24103b	SCF BARGE LINE LLC	1152679
SCF24101b	SCF BARGE LINE LLC	1152681
SCF24009	SCF BARGE LINE LLC	1152682
SCF24013	SCF BARGE LINE LLC	1153397
SCF24014	SCF BARGE LINE LLC	1153398
SCF24110b	SCF BARGE LINE LLC	1153399
SCF24111b	SCF BARGE LINE LLC	1153400
SCF24113b	SCF BARGE LINE LLC	1153401
SCF24115b	SCF BARGE LINE LLC	1153403
SCF24117b	SCF BARGE LINE LLC	1153404
SCF24119b	SCF BARGE LINE LLC	1153405
SCF24121b	SCF BARGE LINE LLC	1153406
SCF24125b	SCF BARGE LINE LLC	1153408
SCF24124b	SCF BARGE LINE LLC	1153409
SCF24123b	SCF BARGE LINE LLC	1153410
SCF24122b	SCF BARGE LINE LLC	1153411
SCF24120b	SCF BARGE LINE LLC	1153412
SCF24118b	SCF BARGE LINE LLC	1153413
SCF24116b	SCF BARGE LINE LLC	1153414
SCF24114b	SCF BARGE LINE LLC	1153416
SCF24112b	SCF BARGE LINE LLC	1153417
SCF24015	SCF BARGE LINE LLC	1153721
SCF24016	SCF BARGE LINE LLC	1153723
SCF24018	SCF BARGE LINE LLC	1153724
SCF24017	SCF BARGE LINE LLC	1153726
SCF24019	SCF BARGE LINE LLC	1153727
SCF24021	SCF BARGE LINE LLC	1153728
SCF24023	SCF BARGE LINE LLC	1153730
SCF24025	SCF BARGE LINE LLC	1153731
SCF24027	SCF BARGE LINE LLC	1153737
SCF24078	SCF BARGE LINE LLC	1153738
SCF24034	SCF BARGE LINE LLC	1153740
SCF24033	SCF BARGE LINE LLC	1153741
SCF24032	SCF BARGE LINE LLC	1153742

41084.00006

SCF24031	SCF BARGE LINE LLC	1153743
SCF24030	SCF BARGE LINE LLC	1153744
SCF24029	SCF BARGE LINE LLC	1153745
SCF24028	SCF BARGE LINE LLC	1153746
SCF24086	SCF BARGE LINE LLC	1153751
SCF24084	SCF BARGE LINE LLC	1153753
SCF24080	SCF BARGE LINE LLC	1153757
SCF24026	SCF BARGE LINE LLC	1153759
SCF24024	SCF BARGE LINE LLC	1153760
SCF24022	SCF BARGE LINE LLC	1153761
SCF24020	SCF BARGE LINE LLC	1153762
SCF24035	SCF BARGE LINE LLC	1155036
SCF24037	SCF BARGE LINE LLC	1155037
SCF24039	SCF BARGE LINE LLC	1155039
SCF24155b	SCF BARGE LINE LLC	1155041
SCF24156b	SCF BARGE LINE LLC	1155042
SCF24157b	SCF BARGE LINE LLC	1155043
SCF24158b	SCF BARGE LINE LLC	1155045
SCF24159b	SCF BARGE LINE LLC	1155046
SCF24160b	SCF BARGE LINE LLC	1155047
SCF24161b	SCF BARGE LINE LLC	1155048
SCF24162b	SCF BARGE LINE LLC	1155049
SCF24163b	SCF BARGE LINE LLC	1155050
SCF24164b	SCF BARGE LINE LLC	1155051
SCF24146b	SCF BARGE LINE LLC	1155052
SCF24147b	SCF BARGE LINE LLC	1155053
SCF24148b	SCF BARGE LINE LLC	1155054
SCF24149b	SCF BARGE LINE LLC	1155055
SCF24150b	SCF BARGE LINE LLC	1155056
SCF24151b	SCF BARGE LINE LLC	1155057
SCF24152b	SCF BARGE LINE LLC	1155058
SCF24153b	SCF BARGE LINE LLC	1155059
SCF24154b	SCF BARGE LINE LLC	1155060
SCF24145b	SCF BARGE LINE LLC	1155061
SCF24040	SCF BARGE LINE LLC	1155062
SCF24038	SCF BARGE LINE LLC	1155063
SCF24036	SCF BARGE LINE LLC	1155064
SCF24130b	SCF BARGE LINE LLC	1155071
SCF24132b	SCF BARGE LINE LLC	1155072
SCF24134b	SCF BARGE LINE LLC	1155073
SCF24136b	SCF BARGE LINE LLC	1155074
SCF24138b	SCF BARGE LINE LLC	1155076
SCF24140b	SCF BARGE LINE LLC	1155077
SCF24141b	SCF BARGE LINE LLC	1155078
SCF24142b	SCF BARGE LINE LLC	1155079
SCF24143b	SCF BARGE LINE LLC	1155080
SCF24139b	SCF BARGE LINE LLC	1155082

41084.00006

SCF24137b	SCF BARGE LINE LLC	1155083
SCF24135b	SCF BARGE LINE LLC	1155084
SCF24133b	SCF BARGE LINE LLC	1155085
SCF24131b	SCF BARGE LINE LLC	1155086
SCF24129b	SCF BARGE LINE LLC	1155087
SCF24128b	SCF BARGE LINE LLC	1155088
SCF24127b	SCF BARGE LINE LLC	1155089
SCF24126b	SCF BARGE LINE LLC	1155090
SCF24144b	SCF BARGE LINE LLC	1156495
SCF24165b	SCF BARGE LINE LLC	1156496
SCF24166b	SCF BARGE LINE LLC	1156497
SCF24167b	SCF BARGE LINE LLC	1156498
SCF24169b	SCF BARGE LINE LLC	1156499
SCF24171b	SCF BARGE LINE LLC	1156501
SCF24173b	SCF BARGE LINE LLC	1156502
SCF24175b	SCF BARGE LINE LLC	1156503
SCF24177b	SCF BARGE LINE LLC	1156504
SCF24181b	SCF BARGE LINE LLC	1156505
SCF24180b	SCF BARGE LINE LLC	1156506
SCF24179b	SCF BARGE LINE LLC	1156507
SCF24178b	SCF BARGE LINE LLC	1156508
SCF24176b	SCF BARGE LINE LLC	1156509
SCF24174b	SCF BARGE LINE LLC	1156510
SCF24172b	SCF BARGE LINE LLC	1156511
SCF24170b	SCF BARGE LINE LLC	1156513
SCF24168b	SCF BARGE LINE LLC	1156514
SCF24045	SCF BARGE LINE LLC	1157834
SCF24044	SCF BARGE LINE LLC	1157835
SCF24048	SCF BARGE LINE LLC	1157837
SCF24050	SCF BARGE LINE LLC	1157838
SCF24056	SCF BARGE LINE LLC	1157852
SCF24055	SCF BARGE LINE LLC	1157854
SCF24054	SCF BARGE LINE LLC	1157855
SCF24053	SCF BARGE LINE LLC	1157856
SCF24052	SCF BARGE LINE LLC	1157857
SCF24051	SCF BARGE LINE LLC	1157863
SCF24047	SCF BARGE LINE LLC	1157865
SCF24067	SCF BARGE LINE LLC	1158151
SCF24068	SCF BARGE LINE LLC	1158152
SCF24069	SCF BARGE LINE LLC	1158153
SCF24070	SCF BARGE LINE LLC	1158154
SCF24071	SCF BARGE LINE LLC	1158155
SCF24072	SCF BARGE LINE LLC	1158156
SCF24073	SCF BARGE LINE LLC	1158157
SCF24074	SCF BARGE LINE LLC	1158158
SCF24075	SCF BARGE LINE LLC	1158159
SCF24076	SCF BARGE LINE LLC	1158160

41084.00006

SCF24327b	SCF BARGE LINE LLC	1158161
SCF24328b	SCF BARGE LINE LLC	1158162
SCF24329b	SCF BARGE LINE LLC	1158163
SCF24330b	SCF BARGE LINE LLC	1158164
SCF24331b	SCF BARGE LINE LLC	1158165
SCF24332b	SCF BARGE LINE LLC	1158166
SCF24333b	SCF BARGE LINE LLC	1158167
SCF24335b	SCF BARGE LINE LLC	1158169
SCF24336b	SCF BARGE LINE LLC	1158170
SCF24184b	SCF BARGE LINE LLC	1158638
SCF24183b	SCF BARGE LINE LLC	1158639
SCF24182b	SCF BARGE LINE LLC	1158640
SCF24057	SCF BARGE LINE LLC	1158996
SCF24058	SCF BARGE LINE LLC	1158997
SCF24060	SCF BARGE LINE LLC	1158998
SCF24059	SCF BARGE LINE LLC	1158999
SCF24061	SCF BARGE LINE LLC	1159000
SCF24063	SCF BARGE LINE LLC	1159001
SCF24065	SCF BARGE LINE LLC	1159002
SCF24300b	SCF BARGE LINE LLC	1159003
SCF24302b	SCF BARGE LINE LLC	1159004
SCF24311b	SCF BARGE LINE LLC	1159005
SCF24310b	SCF BARGE LINE LLC	1159006
SCF24309b	SCF BARGE LINE LLC	1159007
SCF24308b	SCF BARGE LINE LLC	1159008
SCF24307b	SCF BARGE LINE LLC	1159009
SCF24306b	SCF BARGE LINE LLC	1159010
SCF24305b	SCF BARGE LINE LLC	1159011
SCF24304b	SCF BARGE LINE LLC	1159012
SCF24303b	SCF BARGE LINE LLC	1159013
SCF24319b	SCF BARGE LINE LLC	1159014
SCF24318b	SCF BARGE LINE LLC	1159018
SCF24317b	SCF BARGE LINE LLC	1159019
SCF24316b	SCF BARGE LINE LLC	1159020
SCF24315b	SCF BARGE LINE LLC	1159021
SCF24314b	SCF BARGE LINE LLC	1159022
SCF24313b	SCF BARGE LINE LLC	1159023
SCF24312b	SCF BARGE LINE LLC	1159024
SCF24301b	SCF BARGE LINE LLC	1159025
SCF24066	SCF BARGE LINE LLC	1159026
SCF24064	SCF BARGE LINE LLC	1159027
SCF24062	SCF BARGE LINE LLC	1159028
SCF24320b	SCF BARGE LINE LLC	1161592
SCF24321b	SCF BARGE LINE LLC	1161593
SCF24322b	SCF BARGE LINE LLC	1161594
SCF24323b	SCF BARGE LINE LLC	1161595
SCF24325b	SCF BARGE LINE LLC	1161596

41084.00006

SCF24326b	SCF BARGE LINE LLC	1161603
SCF24324b	SCF BARGE LINE LLC	1161604
SCF24205	SCF BARGE LINE LLC	1162321
SCF24203	SCF BARGE LINE LLC	1162322
SCF24201	SCF BARGE LINE LLC	1162323
SCF24208	SCF BARGE LINE LLC	1163598
SCF24209	SCF BARGE LINE LLC	1163601
SCF24211	SCF BARGE LINE LLC	1163602
SCF24213	SCF BARGE LINE LLC	1163603
SCF24215	SCF BARGE LINE LLC	1163605
SCF24217	SCF BARGE LINE LLC	1163606
SCF24219	SCF BARGE LINE LLC	1163607
SCF24214	SCF BARGE LINE LLC	1163618
SCF24218	SCF BARGE LINE LLC	1163619
SCF24216	SCF BARGE LINE LLC	1163620
SCF24220	SCF BARGE LINE LLC	1163624
SCF2500	SCF BARGE LINE LLC	1163894
SCF2571b	SCF BARGE LINE LLC	1163897
SCF2570b	SCF BARGE LINE LLC	1163899
SCF2569b	SCF BARGE LINE LLC	1163901
SCF2561b	SCF BARGE LINE LLC	1163914
SCF2559b	SCF BARGE LINE LLC	1163917
SCF2553b	SCF BARGE LINE LLC	1163925
SCF2502	SCF BARGE LINE LLC	1163928
SCF2501	SCF BARGE LINE LLC	1163931
SCF2574b	SCF BARGE LINE LLC	1169702
SCF2505	SCF BARGE LINE LLC	1169707
SCF2506	SCF BARGE LINE LLC	1169708
SCF2516	SCF BARGE LINE LLC	1169713
SCF2513	SCF BARGE LINE LLC	1169716
SCF26100b	SCF BARGE LINE LLC	1182413
SCF26101b	SCF BARGE LINE LLC	1182417
SCF26102b	SCF BARGE LINE LLC	1182418
SCF26103b	SCF BARGE LINE LLC	1182420
SCF26104b	SCF BARGE LINE LLC	1182427
SCF26000	SCF BARGE LINE LLC	1182437
SCF26001	SCF BARGE LINE LLC	1182438
SCF26003	SCF BARGE LINE LLC	1182440
SCF26005	SCF BARGE LINE LLC	1182441
SCF26006	SCF BARGE LINE LLC	1182452
SCF26004	SCF BARGE LINE LLC	1182453
SCF26110b	SCF BARGE LINE LLC	1186891
SCF26111b	SCF BARGE LINE LLC	1186893
SCF26112b	SCF BARGE LINE LLC	1186895
SCF26113b	SCF BARGE LINE LLC	1186896
SCF26114b	SCF BARGE LINE LLC	1186902
SCF26015	SCF BARGE LINE LLC	1186904

41084.00006

SCF26016	SCF BARGE LINE LLC	1186906
SCF26017	SCF BARGE LINE LLC	1186908
SCF26018	SCF BARGE LINE LLC	1186911
SCF26020	SCF BARGE LINE LLC	1186912
SCF26022	SCF BARGE LINE LLC	1186920
SCF26019	SCF BARGE LINE LLC	1186921
SCF26021	SCF BARGE LINE LLC	1187015
SCF26120b	SCF BARGE LINE LLC	1193435
SCF26121b	SCF BARGE LINE LLC	1193436
SCF26122b	SCF BARGE LINE LLC	1193437
SCF26123b	SCF BARGE LINE LLC	1193438
SCF26125b	SCF BARGE LINE LLC	1193439
SCF26127b	SCF BARGE LINE LLC	1193440
SCF26126b	SCF BARGE LINE LLC	1193450
SCF26124b	SCF BARGE LINE LLC	1193451
SCF26030	SCF BARGE LINE LLC	1193453
SCF26031	SCF BARGE LINE LLC	1193455
SCF26032	SCF BARGE LINE LLC	1193456
SCF26033	SCF BARGE LINE LLC	1193457
SCF26034	SCF BARGE LINE LLC	1193467
SCF27000	SCF BARGE LINE LLC	1194831
SCF27001	SCF BARGE LINE LLC	1194832
SCF27002	SCF BARGE LINE LLC	1194833
SCF27003	SCF BARGE LINE LLC	1194834
SCF27005	SCF BARGE LINE LLC	1194836
SCF27004	SCF BARGE LINE LLC	1194845
SCF27012	SCF BARGE LINE LLC	1194848
SCF27013	SCF BARGE LINE LLC	1194849
SCF27014	SCF BARGE LINE LLC	1194850
SCF27015	SCF BARGE LINE LLC	1194852
SCF27017	SCF BARGE LINE LLC	1194854
SCF27016	SCF BARGE LINE LLC	1194863
SCF26135b	SCF BARGE LINE LLC	1195784
SCF26172b	SCF BARGE LINE LLC	1195787
SCF26173b	SCF BARGE LINE LLC	1195788
SCF26174b	SCF BARGE LINE LLC	1195789
SCF26175b	SCF BARGE LINE LLC	1195790
SCF26176b	SCF BARGE LINE LLC	1195791
SCF26177b	SCF BARGE LINE LLC	1195792
SCF26140b	SCF BARGE LINE LLC	1195818
SCF26141b	SCF BARGE LINE LLC	1195819
SCF26142b	SCF BARGE LINE LLC	1195820
SCF26143b	SCF BARGE LINE LLC	1195821
SCF26144b	SCF BARGE LINE LLC	1195822
SCF26145b	SCF BARGE LINE LLC	1195823
SCF26146b	SCF BARGE LINE LLC	1195824
SCF26147b	SCF BARGE LINE LLC	1195825

41084.00006

SCF26148b	SCF BARGE LINE LLC	1195826
SCF26149b	SCF BARGE LINE LLC	1195827
SCF26136b	SCF BARGE LINE LLC	1195828
SCF26137b	SCF BARGE LINE LLC	1195829
SCF26138b	SCF BARGE LINE LLC	1195830
SCF26139b	SCF BARGE LINE LLC	1195831
SCF26150b	SCF BARGE LINE LLC	1195832
SCF26151b	SCF BARGE LINE LLC	1195833
SCF26152b	SCF BARGE LINE LLC	1195834
SCF26153b	SCF BARGE LINE LLC	1195835
SCF27100b	SCF BARGE LINE LLC	1206646
SCF27101b	SCF BARGE LINE LLC	1206647
SCF27102b	SCF BARGE LINE LLC	1206648
SCF27103b	SCF BARGE LINE LLC	1206649
SCF27104b	SCF BARGE LINE LLC	1206650
SCF27105b	SCF BARGE LINE LLC	1206651
SCF27106b	SCF BARGE LINE LLC	1206652
SCF27107b	SCF BARGE LINE LLC	1206653
SCF27108b	SCF BARGE LINE LLC	1206654
SCF27109b	SCF BARGE LINE LLC	1206655
SCF27110b	SCF BARGE LINE LLC	1206656
SCF27111b	SCF BARGE LINE LLC	1206657
SCF27112b	SCF BARGE LINE LLC	1206658
SCF28100b	SCF BARGE LINE LLC	1209620
SCF28101b	SCF BARGE LINE LLC	1209621
SCF28102b	SCF BARGE LINE LLC	1209622
SCF28103b	SCF BARGE LINE LLC	1209623
SCF28104b	SCF BARGE LINE LLC	1209625
SCF28105b	SCF BARGE LINE LLC	1209641
SCF28106b	SCF BARGE LINE LLC	1210119
SCF28107b	SCF BARGE LINE LLC	1210120
SCF28108b	SCF BARGE LINE LLC	1210121
SCF28000	SCF BARGE LINE LLC	1210122
SCF28001	SCF BARGE LINE LLC	1210123
SCF28002	SCF BARGE LINE LLC	1210124
SCF28003	SCF BARGE LINE LLC	1210394
SCF1001b	SCF BARGE LINE LLC	1224947
SCF1002b	SCF BARGE LINE LLC	1224948
SCF1003b	SCF BARGE LINE LLC	1224949
SCF1004b	SCF BARGE LINE LLC	1224950
SCF1005b	SCF BARGE LINE LLC	1224951
SCF1006b	SCF BARGE LINE LLC	1224952
SCF1007b	SCF BARGE LINE LLC	1224953
SCF1008b	SCF BARGE LINE LLC	1224954
SCF1009b	SCF BARGE LINE LLC	1224955
SCF1010b	SCF BARGE LINE LLC	1224956
SCF1011b	SCF BARGE LINE LLC	1224957

41084.00006

SCF1012b	SCF BARGE LINE LLC	1224958
SCF1013b	SCF BARGE LINE LLC	1224959
SCF1014b	SCF BARGE LINE LLC	1224960
SCF1015b	SCF BARGE LINE LLC	1224961
SCF1016b	SCF BARGE LINE LLC	1224962
SCF1017b	SCF BARGE LINE LLC	1224963
SCF1018b	SCF BARGE LINE LLC	1224964
SCF1019b	SCF BARGE LINE LLC	1224965
SCF1020b	SCF BARGE LINE LLC	1224966
SCF1021b	SCF BARGE LINE LLC	1224967
SCF1022b	SCF BARGE LINE LLC	1224968
SCF1023b	SCF BARGE LINE LLC	1224969
SCF1024b	SCF BARGE LINE LLC	1224970
SCF1025b	SCF BARGE LINE LLC	1224971
SCF1026b	SCF BARGE LINE LLC	1224972
SCF11102b	SCF BARGE LINE LLC	1231357
SCF14101b	SCF BARGE LINE LLC	1251209
SCF14102b	SCF BARGE LINE LLC	1251211
SCF14103b	SCF BARGE LINE LLC	1251212
SCF14104b	SCF BARGE LINE LLC	1251213
SCF14105b	SCF BARGE LINE LLC	1251214
SCF14127b	SCF BARGE LINE LLC	1251215
SCF14106b	SCF BARGE LINE LLC	1251216
SCF14107b	SCF BARGE LINE LLC	1251217
SCF14108b	SCF BARGE LINE LLC	1251218
SCF14109b	SCF BARGE LINE LLC	1251219
SCF14110b	SCF BARGE LINE LLC	1251220
SCF14111b	SCF BARGE LINE LLC	1251221
SCF14112b	SCF BARGE LINE LLC	1251222
SCF14113b	SCF BARGE LINE LLC	1251223
SCF14114b	SCF BARGE LINE LLC	1251224
SCF14115b	SCF BARGE LINE LLC	1251225
SCF14116b	SCF BARGE LINE LLC	1251226
SCF14117b	SCF BARGE LINE LLC	1251227
SCF14129b	SCF BARGE LINE LLC	1251228
SCF14118b	SCF BARGE LINE LLC	1251229
SCF14119b	SCF BARGE LINE LLC	1251230
SCF14120b	SCF BARGE LINE LLC	1251231
SCF14121b	SCF BARGE LINE LLC	1251232
SCF14122b	SCF BARGE LINE LLC	1251233
SCF14123b	SCF BARGE LINE LLC	1251234
SCF14130b	SCF BARGE LINE LLC	1251235
SCF14124b	SCF BARGE LINE LLC	1251236
SCF14125b	SCF BARGE LINE LLC	1251237
SCF14126b	SCF BARGE LINE LLC	1251238
SCF14128b	SCF BARGE LINE LLC	1251239
SCF14131b	SCF BARGE LINE LLC	1251911

41084.00006

SCF14132b	SCF BARGE LINE LLC	1251912
SCF14133b	SCF BARGE LINE LLC	1251913
SCF14134b	SCF BARGE LINE LLC	1251914
SCF14135b	SCF BARGE LINE LLC	1251915
SCF14136b	SCF BARGE LINE LLC	1251916
SCF14137b	SCF BARGE LINE LLC	1251917
SCF14138b	SCF BARGE LINE LLC	1251918
SCF14139b	SCF BARGE LINE LLC	1251919
SCF14140b	SCF BARGE LINE LLC	1251920
SCF14141b	SCF BARGE LINE LLC	1251921
SCF14142b	SCF BARGE LINE LLC	1251922
SCF14143b	SCF BARGE LINE LLC	1251923
SCF14144b	SCF BARGE LINE LLC	1251924
SCF14145b	SCF BARGE LINE LLC	1251925
SCF14146b	SCF BARGE LINE LLC	1251926
SCF14152b	SCF BARGE LINE LLC	1251927
SCF14153b	SCF BARGE LINE LLC	1251928
SCF14154b	SCF BARGE LINE LLC	1251929
SCF14155b	SCF BARGE LINE LLC	1251930
SCF11001	SCF BARGE LINE LLC	1231121
SCF11002	SCF BARGE LINE LLC	1231122
SCF11003	SCF BARGE LINE LLC	1231123
SCF11004	SCF BARGE LINE LLC	1231086
SCF11005	SCF BARGE LINE LLC	1231087
SCF11006	SCF BARGE LINE LLC	1231088
SCF11007	SCF BARGE LINE LLC	1231089
SCF11008	SCF BARGE LINE LLC	1231090
SCF11009	SCF BARGE LINE LLC	1231091
SCF11010	SCF BARGE LINE LLC	1231092
SCF11011	SCF BARGE LINE LLC	1231093
SCF11101b	SCF BARGE LINE LLC	1231356
SCF11103b	SCF BARGE LINE LLC	1231358
SCF11104b	SCF BARGE LINE LLC	1231359
SCF11105b	SCF BARGE LINE LLC	1231360
SCF11106b	SCF BARGE LINE LLC	1231361
SCF11107b	SCF BARGE LINE LLC	1231362
SCF11108b	SCF BARGE LINE LLC	1231363
SCF11109b	SCF BARGE LINE LLC	1231364
SCF11110b	SCF BARGE LINE LLC	1231365
SCF11111b	SCF BARGE LINE LLC	1231366
SCF11112b	SCF BARGE LINE LLC	1231367
SCF11113b	SCF BARGE LINE LLC	1231368
SCF11114b	SCF BARGE LINE LLC	1231369
SCF11115b	SCF BARGE LINE LLC	1231370
SCF11116b	SCF BARGE LINE LLC	1231371
SCF11117b	SCF BARGE LINE LLC	1231372
SCF11118b	SCF BARGE LINE LLC	1231373

41084.00006

SCF11119b	SCF BARGE LINE LLC	1231374
SCF11120b	SCF BARGE LINE LLC	1231375
SCF11121b	SCF BARGE LINE LLC	1231376
SCF11122b	SCF BARGE LINE LLC	1231377
SCF11123b	SCF BARGE LINE LLC	1231378
SCF11124b	SCF BARGE LINE LLC	1231379
SCF11125b	SCF BARGE LINE LLC	1231380
SCF11126b	SCF BARGE LINE LLC	1231381
SCF11127b	SCF BARGE LINE LLC	1231382
SCF11128b	SCF BARGE LINE LLC	1231383
SCF11129b	SCF BARGE LINE LLC	1231384
SCF11130b	SCF BARGE LINE LLC	1231385
SCF11131b	SCF BARGE LINE LLC	1231386
SCF11132b	SCF BARGE LINE LLC	1231387
SCF11133b	SCF BARGE LINE LLC	1231388
SCF11134b	SCF BARGE LINE LLC	1231389
SCF11135b	SCF BARGE LINE LLC	1231390
SCF11136b	SCF BARGE LINE LLC	1231391
SCF11137b	SCF BARGE LINE LLC	1231392
SCF11138b	SCF BARGE LINE LLC	1231393
SCF11139b	SCF BARGE LINE LLC	1231394
SCF11140b	SCF BARGE LINE LLC	1231395
SCF11141b	SCF BARGE LINE LLC	1231482
SCF11142b	SCF BARGE LINE LLC	1231483
SCF11143b	SCF BARGE LINE LLC	1231484
SCF14000	SCF BARGE LINE LLC	1253019
SCF14001	SCF BARGE LINE LLC	1253020
SCF14002	SCF BARGE LINE LLC	1253021
SCF14003	SCF BARGE LINE LLC	1253022
SCF14004	SCF BARGE LINE LLC	1253023
SCF14005	SCF BARGE LINE LLC	1253024
SCF14006	SCF BARGE LINE LLC	1253025
SCF14007	SCF BARGE LINE LLC	1253026
SCF14008	SCF BARGE LINE LLC	1253027
SCF14009	SCF BARGE LINE LLC	1253028
SCF14010	SCF BARGE LINE LLC	1253029
SCF14011	SCF BARGE LINE LLC	1253030
SCF14012	SCF BARGE LINE LLC	1253031
SCF14013	SCF BARGE LINE LLC	1253032
SCF14014	SCF BARGE LINE LLC	1253033
SCF16000	SCF BARGE LINE LLC	1272983
SCF16001	SCF BARGE LINE LLC	1272984
SCF16002	SCF BARGE LINE LLC	1272985
SCF16003	SCF BARGE LINE LLC	1272986
SCF16004	SCF BARGE LINE LLC	1272987
SCF16005	SCF BARGE LINE LLC	1272988
SCF16006	SCF BARGE LINE LLC	1272989

41084.00006

SCF16007	SCF BARGE LINE LLC	1272990
SCF16008	SCF BARGE LINE LLC	1272991
SCF16009	SCF BARGE LINE LLC	1272992
SCF16010	SCF BARGE LINE LLC	1273875
SCF16011	SCF BARGE LINE LLC	1273876
SCF16012	SCF BARGE LINE LLC	1273877
SCF16013	SCF BARGE LINE LLC	1273878
SCF16014	SCF BARGE LINE LLC	1273879
SCF16018	SCF BARGE LINE LLC	1273992
SCF16100b	SCF BARGE LINE LLC	1272953
SCF16101b	SCF BARGE LINE LLC	1272954
SCF16102b	SCF BARGE LINE LLC	1272955
SCF16103b	SCF BARGE LINE LLC	1272956
SCF16104b	SCF BARGE LINE LLC	1272957
SCF16105b	SCF BARGE LINE LLC	1272958
SCF16106b	SCF BARGE LINE LLC	1272959
SCF16107b	SCF BARGE LINE LLC	1272960
SCF16108b	SCF BARGE LINE LLC	1272961
SCF16109b	SCF BARGE LINE LLC	1272962
SCF16110b	SCF BARGE LINE LLC	1272963
SCF16111b	SCF BARGE LINE LLC	1272964
SCF16112b	SCF BARGE LINE LLC	1272965
SCF16113b	SCF BARGE LINE LLC	1272966
SCF16114b	SCF BARGE LINE LLC	1272967
SCF16115b	SCF BARGE LINE LLC	1272968
SCF16116b	SCF BARGE LINE LLC	1272969
SCF16117b	SCF BARGE LINE LLC	1272970
SCF16118b	SCF BARGE LINE LLC	1272971
SCF16119b	SCF BARGE LINE LLC	1272972
SCF16120b	SCF BARGE LINE LLC	1272973
SCF16121b	SCF BARGE LINE LLC	1272974
SCF16122b	SCF BARGE LINE LLC	1272975
SCF16123b	SCF BARGE LINE LLC	1272976
SCF16124b	SCF BARGE LINE LLC	1272977
SCF16125b	SCF BARGE LINE LLC	1272978
SCF16126b	SCF BARGE LINE LLC	1272979
SCF16127b	SCF BARGE LINE LLC	1272980
SCF16128b	SCF BARGE LINE LLC	1272981
SCF16129b	SCF BARGE LINE LLC	1272982
SCF24082	SCF BARGE LINE LLC	1153755
SCF24085	SCF BARGE LINE LLC	1153752
SCF24090	SCF BARGE LINE LLC	1153747
SCF24093	SCF BARGE LINE LLC	1155067
SCF24200	SCF BARGE LINE LLC	1158144

41084.00006

SCHEDULE 5.17A SUBSIDIARIES

Name	Direct Owner	Jurisdiction	Ownership

Borrower:
SEACOR Holdings Inc.	N/A	DE

Subsidiaries:

Arctic Leasing LLC	SEACOR Commodity Trading LLC	DE	100%
Caribbean Tugz LLC	Seabulk Towing Holdings Inc.	DE	100%
CARIBSHIP LLC	SEACOR Container Lines LLC	DE	100%
CENTRAL GULF LINES, INC.	International Shipping Corporation	DE	100%
CLEANCOR Energy Solutions LLC	CLEANCOR Holdings LLC	DE	100%
CLEANCOR Holdings LLC	SEACOR Capital Corporation	DE	100%
CLEANCOR LNG LLC	CLEANCOR Energy Solutions LLC	DE	100%
CLEANCOR Pressure Vessels LLC	CLEANCOR Energy Solutions LLC	DE	100%
CLEANCOR SOLUCIONES ENERGÉTICAS LLC	CLEANCOR Energy Solutions LLC	PR	100%
C-Terms Partners	CLEANCOR Power Solutions LLC	FL	50%
C-Terms Partners	Port Dania Holdings I LLC	FL	50%
Eco-Tankers Crew Management LLC	Port Dania Holdings II LLC	DE	100%
F2 SEA Inc.	SEACOR Tankers Holdings Inc.	DE	100%
GATEWAY TERMINALS LLC	SEACOR Holdings Inc.	DE	100%
Graham Offshore Tugs LLC	SCF Terminals LLC	DE	100%
Illinois Corn Processing Holdings Inc.	Seabulk Towing Holdings Inc.	DE	100%

41084.00006

International Shipholding Corporation	SEACOR Holdings Inc.	DE	100%
KS Maritime Holdings (US) LLC	SEACOR Ocean Transport Inc.	DE	100%
MCCALL BOAT RENTALS OCEAN BARGES LLC	SEABULK TOWING, INC.	DE	100%
Mesa LNG Partners LLC	SEACOR Ocean Transport Inc.	DE	100%
O'Brien's Response Management, L.L.C.	CLEANCOR LNG LLC	DE	100%
ORM Holdings II LLC	Witt O'Brien's, LLC	DE	100%
ORM Holdings Inc.	ORM Holdings Inc.	DE	100%
Phoenix Crew Management LLC	SEACOR Holdings Inc.	DE	100%
Port Dania Holdings I LLC	SEACOR Tankers Holdings Inc.	DE	100%
Port Dania Holdings II LLC	SIL Holdings LLC	DE	100%
SCF Barge Line LLC	SIL Holdings LLC	DE	100%
SCF Barge Line Vessel Holdings LLC	SEACOR Inland River Transport Inc.	DE	100%
SCF Colombia (US) LLC	Seabulk Petroleum Transport LLC	DE	100%
SCF Fleeting LLC	SEACOR Inland River Transport Inc.	DE	100%
SCF Lewis and Clark Fleeting LLC	SEACOR Inland River Transport Inc.	DE	100%
SCF Lewis and Clark Terminals LLC	SCF Fleeting LLC	DE	100%
SCF Marine Inc.	SCF Terminals LLC	DE	100%
SCF Real Estate LLC	SEACOR Inland River Transport Inc.	DE	100%
SCF RIVERPORT LLC	SEACOR Inland River Transport Inc.	DE	100%
SCF Services LLC	SCF Real Estate LLC	DE	100%
SCF Shipyards LLC	SEACOR Inland River Transport Inc.	DE	100%
SCF Terminals LLC	SEACOR Inland River Transport Inc.	DE	100%

41084.00006

SCF Waxler Marine LLC	SEACOR Inland River Transport Inc.	DE	100%
Seabulk Chemical Transport Inc.	SEACOR Inland River Transport Inc.	DE	100%
Seabulk Fleet Management LLC	SEACOR Tankers Inc.	DE	100%
Seabulk Marine Services, Inc.	SEACOR Ocean Transport Inc.	FL	100%
SEABULK OCEAN TRANSPORT, INC.	SEACOR Tankers Holdings Inc.	FL	100%
Seabulk Petroleum Transport LLC	SEACOR Tankers Inc.	DE	100%
Seabulk Tankers, Inc.	SEACOR Tankers Inc.	DE	100%
Seabulk Towing Holdings Inc.	SEACOR Tankers Holdings Inc.	DE	100%
Seabulk Towing Services, Inc.	SEACOR Ocean Transport Inc.	FL	100%
SEABULK TOWING, INC.	Seabulk Towing Holdings Inc.	DE	100%
Seabulk Transport Inc.	Seabulk Towing Holdings Inc.	DE	100%
Seacap APT Leasing Inc.	SEACOR Capital Corporation	DE	100%
SEACAP Leasing Associates II LLC	SEACOR Capital Corporation	DE	100%
SEACAP Leasing Associates III LLC	SEACOR Capital Corporation	DE	100%
SEACAP Leasing Associates IV LLC	SEACOR Capital Corporation	DE	100%
SEACAP Leasing Associates IX LLC	SEACOR Capital Corporation	DE	100%
SEACAP Leasing Associates V LLC	SEACOR Capital Corporation	DE	100%
SEACAP Leasing Associates VI LLC	SEACOR Capital Corporation	DE	100%
SEACAP Leasing Associates X LLC	SEACOR Capital Corporation	DE	100%
SEACOR AMH LLC	SCF Terminals LLC	DE	100%
SEACOR Asset Management LLC	SEACOR Meridian Inc.	DE	100%

41084.00006

SEACOR Capital Corporation	SEACOR Holdings Inc.	DE	100%
SEACOR Commodity Trading LLC	SEACOR Capital Corporation	DE	100%
SEACOR Container Lines LLC	SEACOR Ocean Transport Inc.	DE	100%
SEACOR Environmental Services Inc.	SEACOR Holdings Inc.	DE	100%
SEACOR Inland River Transport Inc.	SEACOR Holdings Inc.	DE	100%
SEACOR Island Lines LLC	SIL Holdings LLC	DE	100%
SEACOR Management Services Inc.	SEACOR Holdings Inc.	DE	100%
SEACOR Merchant LLC	SEACOR Holdings Inc.	DE	100%
SEACOR Meridian Inc.	SEACOR Holdings Inc.	DE	100%
SEACOR Ocean Investments LLC	SEACOR Ocean Transport Inc.	DE	100%
SEACOR Ocean Transport Inc.	SEACOR Holdings Inc.	DE	100%
SEACOR Offshore Ocean Barges LLC	SEACOR Ocean Transport Inc.	DE	100%
SEACOR Payroll Management LLC	SEACOR Meridian Inc.	DE	100%
SEACOR Response Inc.	SEACOR Environmental Services Inc.	DE	100%
SEACOR Sugar LLC	SEACOR Capital Corporation	DE	100%
SEACOR Tankers Holdings Inc.	SEACOR Ocean Transport Inc.	DE	100%
SEACOR Tankers Inc.	SEACOR Tankers Holdings Inc.	DE	100%
SEACOR Vision Ocean Barges LLC	SEACOR Ocean Transport Inc.	DE	100%
SEACOR Worldwide Ocean Barges LLC	SEACOR Ocean Transport Inc.	DE	100%
SeaDor Holdings LLC	SEACOR Holdings Inc.	DE	100%
SIL Holdings LLC	SEACOR Container Lines LLC	DE	100%
SOYLUTIONS LLC	SCF Terminals LLC	IL	100%

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Strategic Crisis Advisors LLC	Witt O'Brien's, LLC	GA	100%
Trailer Bridge Holdings LLC	SEACOR Ocean Transport Inc.	DE	100%
United Ocean Services Inc.	International Shipholding Corporation	DE	100%
WATERMAN STEAMSHIP CORPORATION	International Shipholding Corporation	NY	100%
WESTON BARGE LINE, INC.	SCF Barge Line LLC	DE	100%
WITT O'BRIEN'S INSURANCE SERVICES, LLC	O'Brien's Response Management, L.L.C.	NJ	100%
Witt O'Brien's Payroll Management LLC	Witt O'Brien's, LLC	DE	100%
WITT O'BRIEN'S PR LLC	Witt O'Brien's, LLC	PR	100%
Witt O'Brien's USVI, LLC	Witt O'Brien's, LLC	USVI	100%
Witt O'Brien's, LLC	ORM Holdings Inc.	DE	54.2%
Witt O'Brien's, LLC	ORM Holdings II LLC	DE	45.8%
SCF/JAR Investments LLC	SCF Barge Line LLC	DE	97%
SCF Bunge Marine LLC	SCF Waxler Marine LLC	DE	57%
SEA-Vista III LLC	SEACOR Tankers Inc.	DE	85%
SEA-Vista II LLC	SEA-Vista III LLC	DE	80%
SEA-Vista I LLC	SEA-Vista II LLC	DE	75%

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SCHEDULE 5.17B UNRESTRICTED SUBSIDIARIES

Name	Type of Org	Jurisdiction
1. SCF/JAR Investments LLC	LLC	DE
2. SCF Towboat III, L.P.	Corp.	DE
3. Bunge-SCF Grain, LLC	LLC	DE
4. WRCY LLC	LLC	IL
5. SCF Colombia (MI) LLC	LLC	Cayman Islands
6. SCF Colombia Fluvial (MI) LLC	LLC	Cayman Islands
7. SCF Colombia (MI) I LLC	LLC	Cayman Islands
8. SCF Colombia (MI) II LLC	LLC	Cayman Islands
9. SCF Colombia (MI) III LLC	LLC	Cayman Islands
10. SCF Colombia (MI) IV LLC	LLC	Cayman Islands
11. Naviera Central S.A	Corp.	Colombia
12. SCF International LLC	LLC	Marshall Islands
13. SCFCo Holdings LLC	LLC	Marshall Islands
14. SCFCo EC I LLC	LLC	Marshall Islands
15. SCFCo EC 2 LLC	LLC	Marshall Islands
16. SCFCo EC 3 LLC	LLC	Marshall Islands
17. SCFCo EC 4 LLC	LLC	Marshall Islands
18. SCFCo EC 5 LLC	LLC	Marshall Islands
19. SCFCo EC 6 LLC	LLC	Marshall Islands
20. SCFCo EC 7 LLC	LLC	Marshall Islands
21. SCFCo Holdco I LLC	LLC	Marshall Islands
22. Interbarge Uruguay S.R.L.	Corp.	Uruguay
23. Interbarge de Paraguay SRL	Corp.	Paraguay
24. SCF Bunge Marine LLC	LLC	DE
25. Eagle Fabrication, LLC	LLC	IL
26. SEACOR Gas Transport Corporation	Corp.	Marshall Islands
27. Mandarin Containers Limited	Corp.	British Virgin Islands
28. SEA-Vista III LLC	LLC	DE
29. SEA-Vista II LLC	LLC	DE

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30. SEA-Vista I LLC	LLC	DE
31. Lightship Tankers I LLC	LLC	DE
32. Lightship Tankers II LLC	LLC	DE
33. Lightship Tankers III LLC	LLC	DE
34. Lightship Tankers IV LLC	LLC	DE
35. Lightship Tankers V LLC	LLC	DE
36. Seabulk Energy Transport LLC	LLC	DE
37. SEA-Vista Newbuild I LLC	LLC	DE
38. SEA-Vista Newbuild II LLC	LLC	DE
39. Seabulk Challenge LLC	LLC	DE
40. SEA-Vista Newbuild III LLC	LLC	DE
41. SEA-Vista ATB I LLC	LLC	DE
42. LCI Shipholdings Inc	Corp.	Marshall Islands
43. Rail Ferry Vessel Holdings LLC	LLC	Marshall Islands
44. Gulf South Shipping PTE Ltd	Corp.	Singapore
45. Rail Ferry Newbuild I LLC	LLC	Marshall Island
46. Rail Ferry Newbuild II LLC	LLC	Marshall Islands
47. Golfo de Mexico Rail-Ferry Holdings LLC	LLC	DE
48. Central Gulf Railcar Services LLC	LLC	AL
49. CG Railway LLC	LLC	DE
50. Terminales Transgolfo, S.A. de C.V.	Corp.	Mexico
51. Arawak Line (T&C) Ltd	Corp.	Turks & Caicos
52. SIL Payroll Management LLC	LLC	Marshall Islands
53. KS Maritime Holdings LLC	LLC	Marshall Islands
54. Kotug Seabulk Maritime LLC	LLC	Marshall Islands
55. Seabulk Offshore de Mexico, SA de CV	Corp.	Mexico
56. Seabulk Island Transport, Inc.	Corp.	Marshall Islands

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57. SIT Payroll Management LLC	LLC	Marshall Islands
58. Trailer Bridge, Inc.	Corp.	DE
59. Svitzer Idku (S.A.E.)	Corp.	Egypt
60. Witt Associates do Brasil Consultoria Ltda.	Corp.	Brazil
61. Seafinal Limited	Corp.	British Virgin Islands
62. Witt O’Brien’s Ltd	Corp.	England
63. Rehab Al-Bahar for general Services, General Transport	Corp.	Iraq
64. O’brien’s do Brasil Consultoria em Emergencias e Meio Ambiente S/A	Corp.	Brazil
65. SEACAP Leasing Associates XI LLC	LLC	DE
66. Midas Medici Group Holdings, Inc.	Corp.	DE
67. SEACOR Capital (Asia) Limited	Corp.	Hong Kong
68. Magsaysay-Seacor Inc.	Corp.	Philippines
69. Avion Pacific Limited	Corp.	Hong Kong
70. Asian Sky Group Limited	Corp.
71. VA&E Trading USA LLC	LLC	DE
72. VA&E Commodity Investment Limited	Corp.	United Kingdom
73. VA&E Trading LLP	Corp.	United Kingdom
74. Pantagro-Pantanal Produtos Agropecuarios Ltda	Corp.	Brazil
75. CLEANCOR Power Solutions LLC	LLC	Marshall Islands
76. SEACAP AW LLC	LLC	Marshall Islands
77. GTI AW I	Corp.	Rep of Mauritius

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SCHEDULE 6.2 APPROVED APPRAISERS

Jacq. Pierot Jr. & Sons, Inc. MCA Associates, Inc.
Dufour, Laskay & Strouse, Inc.

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SCHEDULE 7.2 EXISTING LIENS
None.

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SCHEDULE 7.3 EXISTING INDEBTEDNESS
1. Indenture, dated as of December 11, 2012, between SEACOR Holdings Inc. and Wells Fargo Bank, National Association, as trustee (including therein Form of 2.5% Convertible Senior Notes Due 2027).
2. Supplemental Indenture, dated as of December 17, 2017, between SEACOR Holdings Inc. and Wells Fargo Bank, National Association, as Trustee to the Indenture dated December 11, 2012, between SEACOR Holdings Inc. and Wells Fargo Bank, National Association, as Trustee.
3. Indenture, dated as of November 13, 2013, between SEACOR Holdings Inc. and Wells Fargo Bank, National Association, as trustee (including therein Form of 3.00% Convertible Senior Notes due 2028).
4. Indenture, dated as of May 15, 2018, between SEACOR Holdings Inc. and Wells Fargo Bank, National Association, as trustee (including therein Form of 3.25% Convertible Senior Notes Due 2030).
5. Security Agreement – Conditional Sales Contract, between SCF Lewis and Clark Terminals LLC and Roland Machinery Company, as Seller.
6. Change in Terms Agreement, dated November 22, 2013, between Soylutions LLC and Peoples National Bank, N.A.
7. (i) Mortgage and Security Agreement, dated March 21, 2016, between C-Terms Partners and Valley National Bank, as Mortgagee and (ii) $7,500,000 Promissory Note, dated March 21, 2016, between C-Terms Partners and Valley National Bank.

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SCHEDULE 7.4

EXISTING TRANSACTIONS WITH AFFILIATES

None.

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SCHEDULE 7.5 EXISTING INVESTMENTS

None.